BioMed Realty form dated 5/12/21 LEASE by and between BRE-BMR WATERIDGE POINTE LP, a Delaware limited partnership and CODEX DNA, INC., a Delaware corporation

i Table of Contents 1.  Lease of Premises ................................................................................................................... 1  2.  Basic Lease Provisions ........................................................................................................... 2  3.  Term ........................................................................................................................................ 5  4.  Possession and Commencement Date. .................................................................................... 5  5.  Condition of Premises ........................................................................................................... 10  6.  Rentable Area........................................................................................................................ 12  7.  Rent ....................................................................................................................................... 12  8.  Rent Adjustments; Free Rent Period..................................................................................... 13  9.  Operating Expenses .............................................................................................................. 14  10.  Taxes on Tenant’s Property .................................................................................................. 19  11.  Security Deposit .................................................................................................................... 20  12.  Use ........................................................................................................................................ 22  13.  Rules and Regulations, CC&Rs, Parking Facilities and Common Area .............................. 26  14.  Project Control by Landlord ................................................................................................. 27  15.  Quiet Enjoyment ................................................................................................................... 29  16.  Utilities and Services ............................................................................................................ 29  17.  Alterations ............................................................................................................................. 33  18.  Repairs and Maintenance ...................................................................................................... 36  19.  Liens ...................................................................................................................................... 37  20.  Estoppel Certificate ............................................................................................................... 38  21.  Hazardous Materials ............................................................................................................. 38  22.  Odors and Exhaust ................................................................................................................ 41  23.  Insurance ............................................................................................................................... 43  24.  Damage or Destruction ......................................................................................................... 46  25.  Eminent Domain ................................................................................................................... 49  26.  Surrender ............................................................................................................................... 50  27.  Holding Over ........................................................................................................................ 50  28.  Indemnification and Exculpation .......................................................................................... 51  29.  Assignment or Subletting ...................................................................................................... 52  30.  Subordination and Attornment .............................................................................................. 56  31.  Defaults and Remedies ......................................................................................................... 57  32.  Bankruptcy ............................................................................................................................ 62

ii 33.  Brokers .................................................................................................................................. 63  34.  Definition of Landlord .......................................................................................................... 63  35.  Limitation of Landlord’s Liability ........................................................................................ 64  36.  Joint and Several Obligations ............................................................................................... 64  37.  Representations ..................................................................................................................... 65  38.  Confidentiality ...................................................................................................................... 65  39.  Notices .................................................................................................................................. 65  40.  Miscellaneous ....................................................................................................................... 66  41.  Waples Lease ........................................................................................................................ 69  42.  Option to Extend Term ......................................................................................................... 69  43.  Right of First Offer ............................................................................................................... 71

LEASE THIS LEASE (this “Lease”) is entered into as of this ____ day of _______, 2021 (the “Execution Date”), by and between BRE-BMR WATERIDGE POINTE LP, a Delaware limited partnership (“Landlord”), and CODEX DNA, INC., a Delaware corporation (“Tenant”). RECITALS A. WHEREAS, Landlord owns certain real property (the “Property”) and the improvements on the Property located at 10421 and 10431 Wateridge Circle, San Diego, California, including the buildings located thereon; and B. WHEREAS, Landlord wishes to lease to Tenant, and Tenant desires to lease from Landlord, certain premises (the “Premises”) known as (i) Suites 150 and 200 (the “10431 Premises”) on the first (1st) and second (2nd) floors of the building located at 10431 Wateridge Circle, San Diego, California (the “10431 Building”) and (ii) Suite 200 (the “10421 Premises”) on the second (2nd) floor of the building located at 10421 Wateridge Circle, San Diego, California (the “10421 Building”), pursuant to the terms and conditions of this Lease, as detailed below; and C. The term “Premises” shall mean the 10431 Premises and/or the 10421 Premises, as the context may require. The term “Building” shall mean the 10431 Building and/or the 10421 Building, as the context may require. AGREEMENT NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows: 1. Lease of Premises. 1.1. Effective on the 10431 Premises Commencement Date (as defined below) as to the 10431 Premises and on the 10421 Premises Commencement Date (as defined below) as to the 10421 Premises, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the applicable portion of the Premises, as shown on Exhibit A attached hereto, for use by Tenant in accordance with the Permitted Use (as defined below) and no other uses. The Property and all landscaping, parking facilities, private drives and other improvements and appurtenances related thereto, including the Buildings and any other buildings(s) located on the Property, are hereinafter collectively referred to as the “Project.” All portions of the Building that are for the non-exclusive use of the tenants of the Building only, and not the tenants of the Project generally, such as service corridors, stairways, elevators, public restrooms and public lobbies (all to the extent located in the Building), are hereinafter referred to as “Building Common Area.” All portions of the Project that are for the non-exclusive use of tenants of the Project generally, including driveways, sidewalks, parking areas, landscaped areas and public lobbies (but excluding Building Common Area), are hereinafter referred to as “Project Common Area.” The Building Common Area and Project Common Area are collectively referred to herein as “Common Area.” 29th September

2 2. Basic Lease Provisions. For convenience of the parties, certain basic provisions of this Lease are set forth herein. The provisions set forth herein are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions. 2.1. This Lease shall take effect upon the Execution Date and, except as specifically otherwise provided within this Lease, each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant from the date of execution and delivery hereof by all parties hereto. 2.2. In the definitions below, Rentable Area (as defined below) is expressed in square feet. Rentable Area and “Tenant’s Pro Rata Shares” are all subject to adjustment as provided in this Lease. Definition or Provision Means the Following (As of the applicable Commencement Date) Approximate Rentable Area of 10431 Premises 49,077 square feet Approximate Rentable Area of 10421 Premises 17,146 square feet Approximate Rentable Area of entire Premises 66,223 square feet Approximate Rentable Area of 10431 Building 64,254 square feet Approximate Rentable Area of 10421 Building 62,850 square feet Approximate Rentable Area of Project 127,104 square feet Tenant’s Pro Rata Share of 10431 Building 76.38% Tenant’s Pro Rata Share of 10421 Building 27.28% Tenant’s Pro Rata Share of Project 52.10% 2.3. Initial monthly and annual installments of Base Rent for the Premises (“Base Rent”) as of the later to occur of the 10431 Premises Commencement Date and the 10421 Premises Commencement Date, subject to adjustment under this Lease, will be as follows: Dates Square Feet of Rentable Area Base Rent per Square Foot of Rentable Area* Monthly Base Rent* Annual Base Rent* Months 1** - 12 66,223 $4.75 monthly $314,559.25 $3,774,711.00 * Note: Subject to (a) increase in the event that Tenant utilizes all or any portion of the Additional TI Allowance (as defined in Section 4.7 below), (b) annual escalation as

3 set forth in Section 8.1 below, and (c) the Free Rent Period (as defined in Section 8.2 below). **Note: In the event the 10431 Premises Commencement Date occurs prior to the 10421 Premises Commencement Date, Tenant will pay Base Rent for the 10431 Premises at a monthly Base Rent rate equal to $4.75 per square foot of Rentable Area of the 10431 Premises during the period from the 10431 Premises Commencement Date until the 10421 Premises Commencement Date. Similarly, in the event the 10421 Premises Commencement Date occurs prior to the 10431 Premises Commencement Date, Tenant will pay Base Rent for the 10421 Premises at a monthly Base Rent rate equal to $4.75 per square foot of Rentable Area of the 10421 Premises during the period from the 10421 Premises Commencement Date until the 10431 Premises Commencement Date. For illustrative purposes, if Tenant utilizes all of the Additional TI Allowance (as defined in Section 4.7 below), then initial monthly installments of Base Rent as of the later to occur of the 10431 Premises Commencement Date and the 10421 Premises Commencement Date, subject to further adjustment under this Lease, will be as follows: Dates* Square Feet of Rentable Area Base Rent per Square Foot of Rentable Area Monthly Base Rent Annualized Base Rent Months 1 - 3 66,223 $4.75 monthly $314,559.25** $3,774,711.00** Months 4 - 12 66,223 $4.87 monthly $322,506.01*** $3,870,072.12*** * Note: For clarity, the Months in the chart above are measured from the later of the 10431 Premises Commencement Date and the 10421 Premises Commencement Date. ** Note: Subject to the Free Rent Period (as defined in Section 8.2 below). ***Note: Subject to annual escalations as set forth in Section 8.1 below. 2.4. Estimated 10431 Premises Commencement Date: The date that is forty-four (44) weeks after the date that the 10431 Approved Schematic Plans (as defined in the Work Letter (as defined below)) are fully and finally approved by Tenant in accordance with Section 2.1 of the Work Letter. Estimated 10421 Premises Commencement Date: The date that is forty-six (46) weeks after the date that the 10421 Approved Schematic Plans (as defined in the Work Letter) are fully and finally approved by Tenant in accordance with Section 2.1 of the Work Letter. 2.5. Estimated Term Expiration Date: August 31, 2032 2.6. Security Deposit: $433,421.11 2.7. Permitted Use: Office and laboratory use in conformity with all federal, state, municipal and local laws, codes, ordinances, rules and regulations of Governmental Authorities

4 (as defined below), or other regulatory agencies or governing bodies having jurisdiction over the Premises, the Building, the Property, the Project, Landlord or Tenant, including both statutory and common law and hazardous waste rules and regulations (“Applicable Laws”) 2.8. Address for Rent Payment: BRE-BMR Wateridge Pointe LP P.O. Box 31001-2829 Los Angeles, California 90051-7970 2.9. Address for Notices to Landlord: BRE-BMR Wateridge Pointe LP 4570 Executive Drive, Suite 400 San Diego, California 92121 Attn: Legal Department Email: legalreview@biomedrealty.com 2.10. Address for Notices to Tenant: Before Commencement Date: Codex DNA, Inc. 9535 Waples Street, Suite 100 San Diego, CA 92121 Attn: Legal After Commencement Date: Codex DNA, Inc. 10431 Wateridge Circle San Diego, California 92121 Attn: Legal 2.11. Address for Invoices to Tenant: Before Commencement Date: Codex DNA, Inc. 9535 Waples Street, Suite 100 San Diego, CA 92121 Attn: Accounts Payable After Commencement Date: Codex DNA, Inc. 10431 Wateridge Circle San Diego, California 92121

5 Attn: Accounts Payable 2.12. The following Exhibits are attached hereto and incorporated herein by reference: Exhibit A Premises Exhibit A-1 10431 Landlord Work Exhibit A-2 10421 Landlord Work Exhibit B Work Letter Exhibit B-1 Tenant Work Insurance Schedule Exhibit C Acknowledgement of Term Commencement Dates and Term Expiration Date Exhibit D Form of Additional TI Allowance Acceptance Letter Exhibit E Form of Letter of Credit Exhibit F Rules and Regulations Exhibit G Waples Lease Amendment Exhibit H Tenant’s Personal Property Exhibit I Form of Estoppel Certificate Exhibit J Available ROFO Premises 3. Term. The actual term of this Lease (as the same may be extended pursuant to Article 42 hereof, and as the same may be earlier terminated in accordance with this Lease, the “Term”) shall commence (i) as to the 10431 Premises, on the actual 10431 Premises Commencement Date (as defined in Article 4) and (ii) as to 10421 Premises, on the actual 10421 Premises Commencement Date (as defined in Article 4), and as to the entire Premises, shall end on the date (the “Term Expiration Date”) that is one hundred twenty-three (123) months after the later of (a) the actual 10431 Premises Commencement Date or (b) the actual 10421 Premises Commencement Date, subject to extension or earlier termination of this Lease as provided herein. TENANT HEREBY WAIVES THE REQUIREMENTS OF SECTION 1933 OF THE CALIFORNIA CIVIL CODE, AS THE SAME MAY BE AMENDED FROM TIME TO TIME. 4. Possession and Commencement Date. 4.1. Delivery. 4.1.1 10431 Premises. Landlord shall use commercially reasonable efforts to tender possession of the 10431 Premises to Tenant on the Estimated 10431 Premises Commencement Date in the condition required under Section 4.3.1 below. Tenant agrees that in the event that Landlord has not tendered possession of the 10431 Premises to Tenant in the condition required under Section 4.3.1 below on or before the Estimated 10431 Premises Commencement Date for any reason, then (a) this Lease shall not be void or voidable, and (b) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom (except as otherwise set forth in Section 4.4.1 below). 4.1.2 10421 Premises. Landlord shall use commercially reasonable efforts to tender possession of the 10421 Premises to Tenant on the Estimated 10421 Premises Commencement Date in the condition required under Section 4.3.2 below. Tenant agrees that in the event that Landlord has not tendered possession of the 10431 Premises to Tenant in the

6 condition required under Section 4.3.2 below on or before the Estimated 10421 Premises Commencement Date for any reason, then (a) this Lease shall not be void or voidable, and (b) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom (except as otherwise set forth in Section 4.4.2 below). 4.2. Tenant Improvements. The term “Tenant Improvements” means the work required of Landlord described in the Work Letter attached hereto as Exhibit B (the “Work Letter”). 4.2.1 10431 Tenant Improvements. The term “10431 Tenant Improvements” means the portion of the Tenant Improvements to be constructed in the 10431 Premises. With respect to the 10431 Tenant Improvements, the term “Substantially Complete” or “Substantial Completion” means that the 10431 Tenant Improvements are substantially complete in accordance with the 10431 Approved Plans (as defined in the Work Letter), except for punch list items (which shall be conclusively established by delivery of a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor). 4.2.2 10421 Tenant Improvements. The term “10421 Tenant Improvements” means the portion of the Tenant Improvements to be constructed in the 10421 Premises. With respect to the 10421 Tenant Improvements, the term “Substantially Complete” or “Substantial Completion” means that the 10421 Tenant Improvements are substantially complete in accordance with the 10421 Approved Plans (as defined in the Work Letter), except for punch list items (which shall be conclusively established by delivery of a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor). 4.3. Commencement Date. The 10431 Premises Commencement Date (as defined below) and the 10421 Premises Commencement Date (as defined below) may each be referred to herein as a “Commencement Date.” 4.3.1 10431 Premises. The “10431 Premises Commencement Date” shall be the date that Landlord tenders possession of the 10431 Premises to Tenant and the following conditions have been satisfied: (a) The 10431 Tenant Improvements are Substantially Complete; (b) The 10431 Landlord Work is Substantially Complete (as defined below); and (c) The 10431 Premises may be legally occupied pursuant to a temporary certificate of occupancy or its substantial equivalent (such as sign-off on the building permit by the Governmental Authority that issued such permit), to the extent required by Applicable Laws for legal occupancy of the 10431 Premises. 4.3.2 10421 Premises. The “10421 Premises Commencement Date” shall be the date that Landlord tenders possession of the 10421 Premises and the following conditions have been satisfied: (a) The 10421 Tenant Improvements are Substantially Complete; (b) The 10421 Landlord Work is Substantially Complete (as defined below); and (c) The 10421 Premises may be legally occupied pursuant to a temporary certificate of occupancy or its substantial equivalent (such as sign-off on the building permit by the Governmental Authority that issued such permit), to the extent required by Applicable Laws for legal occupancy of the 10421 Premises.

7 4.4. Outside Date. 4.4.1 10431 Premises. If the 10431 Premises Commencement Date has not occurred by the date that is ninety (90) days after the Estimated 10431 Premises Commencement Date (the “10431 Outside Date”), then Tenant shall be entitled to receive one (1) day of Base Rent abatement (for the 10431 Premises only) for each day thereafter that the 10431 Premises Commencement Date has not occurred; provided, however, that the 10431 Outside Date shall be subject to extension on a day-for-day basis as a result of (a) Force Majeure (as defined below) and (b) any Tenant Delay (as defined below). In the event that Tenant is entitled to Base Rent abatement under this Section, such Base Rent abatement shall be applied to Tenant’s obligations to pay Base Rent for the 10431 Premises as such amounts become due. 4.4.2 10421 Premises. If the 10421 Premises Commencement Date has not occurred by the date that is ninety (90) days after the Estimated 10421 Premises Commencement Date (the “10421 Outside Date”), then Tenant shall be entitled to receive one (1) day of Base Rent abatement (for the 10421 Premises only) for each day thereafter that the 10421 Premises Commencement Date has not occurred; provided, however, that the 10421 Outside Date shall be subject to extension on a day-for-day basis as a result of (a) Force Majeure (as defined below) and (b) any Tenant Delay (as defined below). In the event that Tenant is entitled to Base Rent abatement under this Section, such Base Rent abatement shall be applied to Tenant’s obligations to pay Base Rent for the 10421 Premises as such amounts become due. 4.5. Acknowledgement. Tenant shall execute and deliver to Landlord written acknowledgment of the actual 10431 Premises Commencement Date, the 10421 Premises Commencement Date and the Term Expiration Date within ten (10) days following Landlord’s request therefor, in the form attached as Exhibit C hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the 10431 Premises Commencement Date or the 10421 Premises Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain any governmental licensing or similar governmental approval required for the Permitted Use by Tenant (other than any certificate of occupancy or its legal equivalent, which Landlord is obligated to obtain pursuant to Section 4.3.1 and Section 4.3.2 above) shall not serve to extend the 10431 Premises Commencement Date or the 10421 Premises Commencement Date, as applicable. 4.6. Early Access. Provided that Tenant and the Tenant Parties do not interfere with Landlord’s construction of the Tenant Improvements or the Landlord Work (as defined below), Landlord shall permit Tenant to enter upon (i) the 10431 Premises thirty (30) days prior to the 10431 Commencement Date and (ii) the 10421 Premises thirty (30) days prior to the 10421 Commencement Date, for the purpose of installing improvements or the placement of personal property; provided that prior to such entry Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the provisions of Article 23 are in effect, and such entry shall be subject to all the terms and conditions of this Lease other than the payment of Base Rent or Tenant’s Adjusted Share of Operating Expenses (as defined below) or utilities; and provided, further, that if the 10431 Premises Commencement Date or 10421 Premises Commencement Date is delayed due to a Tenant Delay caused by such early access, then the 10431 Premises Commencement Date or 10421 Premises Commencement Date, as applicable, shall be the date that the 10431 Premises Commencement Date or 10421 Premises Commencement Date, as applicable, would have occurred but for such delay. Tenant shall not be permitted to conduct

8 business operations (a) in the 10431 Premises prior to the 10431 Premises Commencement Date, or (b) in the 10421 Premises prior to the 10421 Premises Commencement Date. 4.7. TI Allowance. Landlord shall cause the Tenant Improvements to be constructed in the Premises pursuant to the Work Letter at a cost to Landlord not to exceed (a) Twelve Million Two Hundred Fifty-One Thousand Two Hundred Fifty-Five Dollars ($12,251,255) (based upon One Hundred Eighty-Five Dollars ($185) per square foot of Rentable Area (as defined below)) (the “Base TI Allowance”), plus (b) if properly requested by Tenant pursuant to this Section, Six Hundred Sixty-Two Thousand Two Hundred Thirty Dollars ($662,230) (based upon Ten Dollars ($10) per square foot of Rentable Area) (the “Additional TI Allowance”), for a total of Twelve Million Nine Hundred Thirteen Thousand Four Hundred Eighty-Five Dollars ($12,913,485) (based upon One Hundred Ninety Five Dollars ($195) per square foot of Rentable Area). The Base TI Allowance, together with the Additional TI Allowance (if properly requested by Tenant pursuant to this Article), shall be referred to herein as the “TI Allowance.” The TI Allowance may be applied to the costs of (m) construction, (n) project management by Landlord (which fee shall equal three percent (3%) of the cost of the Tenant Improvements, including costs paid from the Base TI Allowance and, if used by Tenant, the Additional TI Allowance), (o) commissioning of mechanical, electrical and plumbing systems by a licensed, qualified commissioning agent hired by Landlord, and review of such party’s commissioning report by a licensed, qualified commissioning agent hired by Tenant, (p) space planning, architect, engineering and other related services performed by third parties unaffiliated with Tenant, (q) building permits and other taxes, fees, charges and levies by Governmental Authorities (as defined below) for permits or for inspections of the Tenant Improvements, and (r) costs and expenses for labor, material, equipment and fixtures (provided, however, that Tenant shall be entitled to allocate up to a maximum amount of One Hundred Fifty Thousand Dollars ($150,000) of the TI Allowance toward furniture, fixtures and equipment for the Premises). In no event shall the TI Allowance be used for (w) payments to Tenant or any affiliates of Tenant, (x) the purchase of any furniture, personal property or other non-building system equipment (except as otherwise set forth in Section 4.7(r) above), (y) costs arising from any default by Tenant of its obligations under this Lease or (z) costs that are recovered by Tenant from a third party (e.g., insurers, warrantors, or tortfeasors). In addition, notwithstanding anything to the contrary herein, the TI Allowance will not be charged for, and Tenant shall not be responsible for, (i) legal fees incurred by Landlord in connection with the negotiation of any construction contracts for the Tenant Improvements or attorneys' fees, experts' fees and other costs incurred by Landlord in connection with disputes with contractors retained by Landlord to construct the Tenant Improvements, (ii) interest and other costs of financing the TI Allowance, (iii) penalties and late fees due to Landlord’s failure to pay any contractors when due for the Tenant Improvements (provided that Tenant has not failed to pay any amounts due from Tenant on account of the Tenant Improvements), (iv) costs incurred to remove or remediate Hazardous Materials (as defined below) existing in the Premises as of the Execution Date, and (v) Common Area Legal Compliance Work Costs (as defined below) except to the extent such Common Area Legal Compliance Work Costs are triggered by, or necessitated as a result of, the unique nature of the Tenant Improvements (as opposed to Common Area Legal Compliance Work Costs that would have been incurred as a condition to the issuance or sign off on any permit at the Building). Notwithstanding anything to the contrary in this Lease, Landlord and Tenant acknowledge and agree that Tenant shall not be permitted to allocate more than (i) Nine Million Seventy-Nine

9 Thousand Two Hundred Forty Five Dollars ($9,079,245) of the Base TI Allowance toward the 10431 Tenant Improvements, or (ii) Three Million One Hundred Seventy-Two Thousand and Ten Dollars ($3,172,010) of the Base TI Allowance toward the 10421 Tenant Improvements. 4.8. TI Deadline; Base Rent Increase. Landlord shall not have any obligation to fund any unused portion of the TI Allowance after the date that is twelve (12) months after the later of the 10431 Premises Commencement Date and the 10421 Premises Commencement Date (the “TI Deadline”), after which date Landlord’s obligation to fund any such costs shall expire. Initial Base Rent shall be increased to include the amount of the Additional TI Allowance disbursed by Landlord in accordance with this Lease amortized over the portion of the initial Term after the scheduled expiration of the Free Rent Period (as defined below) at a rate of eight percent (8%) annually. The amount by which Base Rent shall be increased shall be determined (and Base Rent shall be increased accordingly) as of the date immediately following the scheduled expiration of the Free Rent Period and, if such determination does not reflect use by Tenant of all of the Additional TI Allowance, shall be determined again as of the TI Deadline, with Tenant paying (on the next succeeding day that Base Rent is due under this Lease (the “TI True-Up Date”)) any underpayment of the further adjusted Base Rent for the period beginning on the date immediately following the scheduled expiration of the Free Rent Period and ending on the TI True-Up Date. The initial Base Rent, as adjusted to reflect the disbursement of the Additional TI Allowance in accordance with this Section, shall be subject to further annual adjustments as set forth in Section 8.1. 4.9. Additional TI Allowance Request. Landlord shall not be obligated to expend any portion of the Additional TI Allowance until Landlord shall have received from Tenant a letter in the form attached as Exhibit D hereto executed by an authorized officer of Tenant. In no event shall any unused TI Allowance entitle Tenant to a credit against Rent payable under this Lease. 4.10. Landlord Work. In addition to constructing the Tenant Improvements in accordance with the Work Letter, Landlord is in the process of repositioning the Buildings located on the Property and shall be responsible, at Landlord’s sole cost and expense, to construct the work described in Section 4.10.1 and Section 4.10.2 below (collectively, the “Landlord Work”): 4.10.1 10431 Landlord Work. Landlord shall Substantially Complete the following work in the 10431 Building (collectively, the “10431 Landlord Work”) prior to the 10431 Premises Commencement Date: (i) new base mechanical systems for standard lab and office use stubbed to the 10431 Premises, (ii) installation of the 10431 Generator (as defined in Section 16.9), and (iii) a new service elevator serving the 10431 Building, as such work is more particularly described and depicted on Exhibit A-1 attached hereto (the “10431 Landlord Work Plans”). With respect to the 10431 Landlord Work, the term “Substantially Complete” or “Substantial Completion” means that the 10431 Landlord Work is substantially complete in accordance with the 10431 Landlord Work Plans, except for punch list items (which shall be conclusively established by delivery of a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor). 4.10.2 10421 Landlord Work. Landlord shall Substantially Complete the following work in the 10421 Building (collectively, the “10421 Landlord Work”) prior to the

10 10421 Premises Commencement Date: (i) new base mechanical systems for standard lab and office use stubbed to the 10421 Premises, and (ii) a new service elevator serving the 10421 Building, as such work is more particularly described and depicted on Exhibit A-2 attached hereto (the “10421 Landlord Work Plans”). With respect to the 10421 Landlord Work, the term “Substantially Complete” or “Substantial Completion” means that the 10421 Landlord Work is substantially complete in accordance with the 10421 Landlord Work Plans, except for punch list items (which shall be conclusively established by delivery of a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor). 4.11. Tenant Delay. The term “Tenant Delay” means any delay in (a) Substantial Completion of the 10431 Tenant Improvements or the 10421 Tenant Improvements, (b) Substantial Completion of the 10431 Landlord Work or the 10421 Landlord Work, and/or (c) the issuance of a temporary certificate of occupancy or its substantial equivalent for the 10431 Premises or the 10421 Premises (such as sign-off on the building permit by the Governmental Authority that issued such permit), in each case to the extent arising from any act or omission of Tenant, and subject to the notice and cure periods set forth in Section 4.11.1 below. 4.11.1 Tenant Delay Notice. Except as expressly set forth in this Lease, if there is an event which Landlord contends is a Tenant Delay, then Landlord shall give Tenant notice of such Tenant Delay (which notice may be by email to Tenant’s Authorized Representative (as defined in the Work Letter)) (“Tenant Delay Notice”). If Tenant fails to remedy the Tenant Delay within one (1) business day after Tenant’s receipt of a Tenant Delay Notice, then a Tenant Delay shall be deemed to have occurred. Notwithstanding anything to the contrary in this Lease, any delay arising from (a) a failure by Tenant to provide any response or approval within the express time periods set forth in the Work Letter, or (b) any Changes or Change Requests (as such terms are defined in the Work Letter) requested by Tenant, shall not require a Tenant Delay Notice to be deemed a Tenant Delay, but rather shall automatically be deemed a Tenant Delay. 4.11.2 Effect on Commencement Date. In the event of a Tenant Delay, (a) the 10431 Premises Commencement Date shall be the date that the 10431 Premises Commencement Date would have occurred but for such Tenant Delay, and (b) the 10421 Premises Commencement Date shall be the date that the 10421 Premises Commencement Date would have been but for such Tenant Delay. 5. Condition of Premises. 5.1. 10431 Premises. Tenant acknowledges that, except as expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the 10431 Premises, the 10431 Building or the Project, or with respect to the suitability of the 10431 Premises, the 10431 Building or the Project for the conduct of Tenant’s business. Tenant acknowledges that (a) it is fully familiar with the condition of the 10431 Premises and agrees to take the 10431 Premises in its condition “as is” as of the 10431 Premises Commencement Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the 10431 Premises for Tenant’s occupancy or to pay for or construct any improvements to the 10431 Premises, except for performance of the 10431 Landlord Work, the 10431 Tenant Improvements and Landlord’s ongoing repair and maintenance obligations hereunder. Notwithstanding the foregoing, Landlord shall deliver the 10431 Premises to Tenant with the

11 heating, ventilating and air conditioning, electrical, lighting and plumbing systems serving the 10431 Premises in good working order, condition and repair (such obligation, “Landlord’s Delivery Obligation”). If Landlord fails to satisfy Landlord’s Delivery Obligation (a “Delivery Shortfall”), then Tenant may, as its sole and exclusive remedy, deliver notice of such failure to Landlord detailing the nature of such failure (a “Shortfall Notice”); provided, further, that any Shortfall Notice must be received by Landlord no later than the date (the “Shortfall Notice Deadline”) that is sixty (60) days after the 10431 Premises Commencement Date. In the event that Landlord receives a Shortfall Notice on or before the applicable Shortfall Notice Deadline, Landlord shall, at Landlord’s sole expense (and not as an Operating Expense), promptly remedy the Delivery Shortfall. Landlord shall not have any obligations or liabilities in connection with a failure to satisfy Landlord’s Delivery Obligation except to the extent such failure is identified by Tenant in a Shortfall Notice delivered to Landlord on or before the applicable Shortfall Notice Deadline. To the extent assignable, upon written request by Tenant, Landlord will assign to Tenant the right to enforce all warranties obtained by Landlord in connection with the 10431 Tenant Improvements; provided, however, that, notwithstanding any such assignment, Landlord shall also retain the right to enforce such warranties against the applicable contractor, at Landlord’s sole option. 5.2. 10421 Premises. Tenant acknowledges that, except as expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the 10421 Premises, the 10421 Building or the Project, or with respect to the suitability of the 10421 Premises, the 10421 Building or the Project for the conduct of Tenant’s business. Tenant acknowledges that (a) it is fully familiar with the condition of the 10421 Premises and agrees to take the 10421 Premises in its condition “as is” as of the 10421 Premises Commencement Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the 10421 Premises for Tenant’s occupancy or to pay for or construct any improvements to the 10421 Premises, except for performance of the 10421 Landlord Work, the 10421 Tenant Improvements and Landlord’s ongoing repair and maintenance obligations hereunder. Notwithstanding the foregoing, Landlord shall deliver the 10421 Premises to Tenant with the heating, ventilating and air conditioning, electrical, lighting and plumbing systems serving the 10421 Premises in good working order, condition and repair (such obligation, “Landlord’s Delivery Obligation”). If Landlord fails to satisfy Landlord’s Delivery Obligation (a “Delivery Shortfall”), then Tenant may, as its sole and exclusive remedy, deliver notice of such failure to Landlord detailing the nature of such failure (a “Shortfall Notice”); provided, further, that any Shortfall Notice must be received by Landlord no later than the date (the “Shortfall Notice Deadline”) that is sixty (60) days after the 10421 Premises Commencement Date. In the event that Landlord receives a Shortfall Notice on or before the applicable Shortfall Notice Deadline, Landlord shall, at Landlord’s sole expense (and not as an Operating Expense), promptly remedy the Delivery Shortfall. Landlord shall not have any obligations or liabilities in connection with a failure to satisfy Landlord’s Delivery Obligation except to the extent such failure is identified by Tenant in a Shortfall Notice delivered to Landlord on or before the applicable Shortfall Notice Deadline. To the extent assignable, upon written request by Tenant, Landlord will assign to Tenant the right to enforce all warranties obtained by Landlord in connection with the 10421 Tenant Improvements; provided, however, that, notwithstanding any such assignment, Landlord shall also retain the right to enforce such warranties against the applicable contractor, at Landlord’s sole option.

12 6. Rentable Area. 6.1. The term “Rentable Area” shall reflect such areas as reasonably calculated by Landlord’s architect, as the same may be reasonably adjusted from time to time by Landlord in consultation with Landlord’s architect to reflect changes to the Premises, the Building or the Project, as applicable. Notwithstanding the foregoing or Section 6.5 below to the contrary, in no event shall the Rentable Area of the Premises, the Building or the Project, as applicable, be deemed to have increased unless due to a physical change in the same. 6.2. The Rentable Area of each Building is generally determined by making separate calculations of Rentable Area applicable to each floor within each Building and totaling the Rentable Area of all floors within the Building. The Rentable Area of a floor is computed by measuring to the outside finished surface of the permanent outer Building walls. The full area calculated as previously set forth is included as Rentable Area, without deduction for columns and projections or vertical penetrations, including stairs, elevator shafts, flues, pipe shafts, vertical ducts and the like, as well as such items’ enclosing walls. 6.3. The term “Rentable Area,” when applied to the Premises, is that area equal to the usable area of the Premises, plus an equitable allocation of Rentable Area within the Building that is not then utilized or expected to be utilized as usable area, including that portion of the Building devoted to corridors, equipment rooms, restrooms, elevator lobby, atrium and mailroom. 6.4. The Rentable Area of the Project is the total Rentable Area of all buildings within the Project. 6.5. Review of allocations of Rentable Areas as between tenants of each Building and the Project shall be made as frequently as Landlord deems appropriate, including in order to facilitate an equitable apportionment of Operating Expenses (as defined below). If such review is by a licensed architect and allocations are certified by such licensed architect as being correct, then Tenant shall be bound by such certifications. 7. Rent. 7.1. Tenant shall pay to Landlord as Base Rent for (i) the 10431 Premises, commencing on the 10431 Premises Commencement Date and (ii) the 10421 Premises, commencing on the 10421 Premises Commencement Date, the sums set forth in Section 2.3, subject to the rental adjustments provided in Article 8 hereof. Base Rent shall be paid in equal monthly installments as set forth in Section 2.3, subject to the rental adjustments provided in Article 8 hereof, each in advance on the first day of each and every calendar month during the Term. 7.2. In addition to Base Rent, Tenant shall pay to Landlord as additional rent (“Additional Rent”) at times hereinafter specified in this Lease (a) Tenant’s Adjusted Share (as defined below) of Operating Expenses (as defined below), (b) the Property Management Fee (as defined below), (c) [Intentionally omitted] and (d) any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

13 7.3. Base Rent and Additional Rent shall together be denominated “Rent.” Rent shall be paid to Landlord, without abatement, deduction or offset, in lawful money of the United States of America to the address set forth in Section 2.8 or to such other person or at such other place as Landlord may from time designate in writing. In the event the Term commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of the number of days in the month and shall be paid at the then-current rate for such fractional month. 7.4. Tenant’s obligation to pay Rent shall not be discharged or otherwise affected by (a) any Applicable Laws now or hereafter applicable to the Premises, (b) any other restriction on Tenant’s use, (c) except as expressly provided herein, any casualty or taking or (d) any other occurrence; and Tenant waives all rights now or hereafter existing to terminate or cancel this Lease or quit or surrender the Premises or any part thereof, or to assert any defense in the nature of constructive eviction to any action seeking to recover rent. Tenant’s obligation to pay Rent with respect to any period or obligations arising, existing or pertaining to the period prior to the date of the expiration or earlier termination of the Term or this Lease shall survive any such expiration or earlier termination; provided, however, that nothing in this sentence shall in any way affect Tenant’s obligations with respect to any other period. 8. Rent Adjustments; Free Rent Period. 8.1. Base Rent (including any increase to Base Rent arising from any disbursement of the Additional TI Allowance by Landlord in accordance with this Lease) shall be subject to an annual upward adjustment of three percent (3%) of the then-current Base Rent. The first such adjustment shall become effective commencing on the first (1st) annual anniversary of the later to occur of the 10431 Premises Commencement Date and the 10421 Premises Commencement Date, and subsequent adjustments shall become effective on every successive annual anniversary for so long as this Lease continues in effect. 8.2. Notwithstanding anything to the contrary contained in this Lease, and so long as no Default (as defined below) by Tenant has occurred, Tenant shall not be required to pay Base Rent for the first (1st) three (3) months of the Term immediately succeeding the later of (i) the 10431 Premises Commencement Date and (ii) the 10421 Premises Commencement Date (such period, the “Free Rent Period”); provided, however, that the total amount of Base Rent abated during the Free Rent Period shall not exceed Nine Hundred Forty-Three Thousand Six Hundred Seventy- Seven and 75/100 Dollars ($943,677.75) (the “Free Rent Cap”). The Free Rent Cap shall not be increased as a result of any increase in Base Rent arising from Landlord’s disbursement of any Additional TI Allowance. During the Free Rent Period, Tenant shall continue to be responsible for the payment of all of Tenant’s other Rent obligations under this Lease, including all Additional Rent such as Operating Expenses, the Property Management Fee (which shall be calculated as if the Free Rent Period was not in effect), and costs of utilities for the Premises. Upon the occurrence of any Default, the Free Rent Period shall immediately expire, and Tenant shall no longer be entitled to any further abatement of Base Rent pursuant to this Section. In the event of any Default that results in termination of this Lease, then, as part of the recovery to which Landlord is entitled pursuant to this Lease, and in addition to any other rights or remedies to which Landlord may be entitled pursuant to this Lease (including Article 31), at law or in equity, Landlord shall be entitled to the immediate recovery, as of the day immediately prior to such termination of the Lease, of the

14 unamortized amount of Base Rent that Tenant would have paid had the Free Rent Period not been in effect. 9. Operating Expenses. 9.1 As used herein, the term “Operating Expenses” shall include: (a) Government impositions, including property tax costs consisting of real and personal property taxes (including amounts due under any improvement bond upon the 10421 Building, the 10431 Building or the Project (including the parcel or parcels of real property upon which the 10421 Building, the 10431 Building, any other buildings in the Project and areas serving the 10421 Building and/or the 10431 Building and the Project are located)) or assessments in lieu thereof imposed by any federal, state, regional, local or municipal governmental authority, agency or subdivision (each, a “Governmental Authority”); taxes on or measured by gross rentals received from the rental of space in the Project; taxes based on the square footage of the Premises, the 10421 Building, the 10431 Building or the Project, as well as any parking charges, utilities surcharges or any other costs levied, assessed or imposed by, or at the direction of, or arising from Applicable Laws or interpretations thereof, promulgated by any Governmental Authority in connection with the use or occupancy of the Project or the parking facilities serving the Project; taxes on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises; any fee for a business license to operate an office building; and any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the applicable taxes, less tax refunds obtained as a result of an application for review thereof; provided, however, Operating Expenses will not include and Tenant shall not be required to pay any tax or assessment expense (i) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term; (ii) imposed on land and improvements other than the Project; (iii) attributable to Landlord’s gift or transfer taxes (however, in the event of a reassessment of the Property for any reason whatsoever, including a sale, refinancing, or any change in ownership, any increase in taxes arising from such reassessment will be included in Operating Expenses); or (iv) taxes that are the personal obligation of another tenant at the Project; and (b) All other costs of any kind paid or incurred by Landlord in connection with the operation or maintenance of the 10421 Building, the 10431 Building and the Project, which shall include Project office rent at fair market rental for a commercially reasonable amount of space for Project management personnel, to the extent an office used for Project operations is maintained at the Project, plus customary expenses for such office, and costs of repairs and replacements to improvements within the Project as appropriate to maintain the Project as required hereunder; costs of utilities furnished to the Common Area; sewer fees; cable television; trash collection; cleaning, including windows; heating, ventilation and air-conditioning (“HVAC”); maintenance of landscaping and grounds; snow removal; maintenance of drives and parking areas; maintenance of the roof; security services and devices; building supplies; maintenance or replacement of equipment utilized for operation and maintenance of the Project; license, permit and inspection fees; sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of Building or Project systems and equipment; telephone, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance or repair of the Project; accounting, legal and other professional fees

15 and expenses incurred in connection with the Project; costs of furniture, draperies, carpeting, landscaping supplies, snow removal and other customary and ordinary items of personal property provided by Landlord for use in Common Area or in the Project office; Project office rent or rental value for a commercially reasonable amount of space, to the extent an office used for Project operations is maintained at the Project, plus customary expenses for such office; capital expenditures incurred (i) in replacing obsolete equipment, (ii) for the primary purpose of reducing Operating Expenses or (iii) required by any Governmental Authority to comply with changes in Applicable Laws that take effect after the earlier of the 10431 Premises Commencement Date or the 10421 Premises Commencement Date, or to ensure continued compliance with Applicable Laws in effect as of the earlier of the 10431 Premises Commencement Date or the 10421 Premises Commencement Date, in each case amortized over the useful life thereof, as reasonably determined by Landlord, in accordance with generally accepted accounting principles ((i) – (iii) collectively, “Permitted Capital Expenditures”); costs of complying with Applicable Laws (except to the extent such costs are incurred to remedy non-compliance existing as of the earlier of the 10431 Premises Commencement Date or the 10421 Premises Commencement Date); costs to keep the Project in compliance with, or costs or fees otherwise required under any CC&Rs (as defined below); insurance premiums, including premiums for commercial general liability, property casualty, earthquake, terrorism and environmental coverages; portions of insured losses paid by Landlord as part of the deductible portion of a loss pursuant to the terms of insurance policies; service contracts; costs of services of independent contractors retained to do work of a nature referenced above; and costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project, its equipment, the adjacent walks, landscaped areas, drives and parking areas, including janitors, floor waxers, window washers, watchmen, gardeners, sweepers, plow truck drivers, handymen, and engineering/maintenance/facilities personnel. (c) Notwithstanding the foregoing, Operating Expenses shall not include any net income, franchise, capital stock, estate or inheritance taxes, or taxes that are the personal obligation of Tenant or of another tenant of the Project; any leasing commissions; expenses that relate to preparation of rental space for a tenant; expenses of initial development and construction, including grading, paving, landscaping and decorating (as distinguished from maintenance, repair and replacement of the foregoing); legal expenses relating to other tenants; costs of repairs to the extent reimbursed by payment of insurance proceeds received by Landlord; principal or interest upon loans to Landlord or secured by a loan agreement, mortgage, deed of trust, security instrument or other loan document covering the Project or a portion thereof (collectively, “Loan Documents”) (provided that interest upon a government assessment or improvement bond payable in installments shall constitute an Operating Expense under Subsection 9.1(a)); salaries of executive officers of Landlord; depreciation claimed by Landlord for tax purposes (provided that this exclusion of depreciation is not intended to delete from Operating Expenses actual costs of repairs and replacements that are provided for in Subsection 9.1(b)); taxes that are excluded from Operating Expenses by the last sentence of Subsection 9.1(a); costs or expenses incurred in connection with the financing or sale of the Project or any portion thereof (however, in the event of a reassessment of the Property due to a sale or financing, any increase in taxes arising from such reassessment will be included in Operating Expenses); costs expressly excluded from Operating Expenses elsewhere in this Lease or that are charged to or paid by Tenant under other provisions of this Lease; professional fees and disbursements and other costs and expenses related to the ownership (as opposed to the use, occupancy, operation, maintenance or repair) of the Project;

16 costs occasioned by the willful violation of any Applicable Laws or the terms and conditions of any lease by Landlord; costs to correct any violation of Applicable Laws existing at the Project on the earlier of the 10431 Premises Commencement Date or the 10421 Premises Commencement Date; costs incurred in connection with negotiations or disputes with any other occupant of the Project; reserves; capital expenditures other than Permitted Capital Expenditures; costs for services not provided (or made available) to Tenant or that are paid directly by Tenant; costs incurred to remove, study, test or remediate Hazardous Materials (as defined below) to the extent (i) such Hazardous Materials existed on or about the Project in violation of Applicable Laws as of the Execution Date and did not arise from and were not caused or exacerbated by Tenant or any Tenant Party, (ii) such Hazardous Materials were brought onto the Project by Landlord or any Landlord Party (as defined below) after the Execution Date, or (iii) such costs are recovered by Landlord from any third-party (including any insurer or any other tenant at the Project); ground rental; any amounts paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis; any item that, if included in Operating Expenses, would involve a double collection for such item by Landlord; and costs of capital expenditures for replacements required due to damage caused by fire, windstorm or other casualty (provided, however, that any amounts paid by Landlord toward insurance deductibles or self-insured retentions in connection with such capital expenditures shall not be excluded from Operating Expenses, but rather shall be expressly included in Operating Expenses and amortized in the same manner as Permitted Capital Expenditures). To the extent that Tenant uses more than Tenant’s Pro Rata Share of any item of Operating Expenses, Tenant shall pay Landlord for such excess in addition to Tenant’s obligation to pay Tenant’s Pro Rata Share of Operating Expenses (such excess, together with Tenant’s Pro Rata Share, “Tenant’s Adjusted Share”). 9.2 Tenant shall pay to Landlord on the first day of each calendar month of the Term, as Additional Rent, (a) the Property Management Fee (as defined below), (b) [Intentionally omitted] and (c) Landlord’s estimate of Tenant’s Adjusted Share of Operating Expenses with respect to the 10421 Building, the 10431 Building and the Project, as applicable, for such month. (w) The “Property Management Fee” shall equal three percent (3%) of Base Rent due from Tenant. Tenant shall pay the Property Management Fee in accordance with Section 9.2 with respect to the entire Term, including any Free Rent Period, any extensions of the Term, or any holdover periods, regardless of whether Tenant is obligated to pay Base Rent, Operating Expenses or any other Rent with respect to any such period or portion thereof. During any Free Rent Period, the Property Management Fee shall be calculated as if Tenant were paying Base Rent in the full amount required pursuant to this Lease had the Free Rent Period not been in effect. (x) [Intentionally omitted]. (y) Within ninety (90) days after the conclusion of each calendar year (or such longer period as may be reasonably required by Landlord), Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses, Tenant’s Adjusted Share of Operating Expenses, and the cost of providing utilities to the Premises for the previous calendar year (“Landlord’s Statement”). Any additional sum due from Tenant to Landlord shall be due and payable within thirty (30) days after receipt of an invoice therefor. If the amounts paid by Tenant pursuant to this Section exceed Tenant’s Adjusted Share of Operating Expenses for the previous

17 calendar year, then Landlord shall credit the difference against the Rent next due and owing from Tenant; provided that, if the Lease term has expired, Landlord shall accompany Landlord’s Statement with payment for the amount of such difference. (z) Any amount due under this Section for any period that is less than a full month shall be prorated for such fractional month on the basis of the number of days in the month. 9.3 Landlord or an affiliate(s) of Landlord may own other property(ies) adjacent to the Project or its neighboring properties (collectively, “Neighboring Properties”). In connection with Landlord performing services for the Project pursuant to this Lease, similar services may be performed by the same vendor(s) for Neighboring Properties. In such a case, Landlord shall reasonably allocate to the 10421 Building, the 10431 Building and the Project the costs for such services based upon the ratio that the square footage of the 10421 Building, the 10431 Building or the Project (as applicable) bears to the total square footage of all of the Neighboring Properties or buildings within the Neighboring Properties for which the services are performed, unless the scope of the services performed for any building or property (including the 10421 Building, the 10431 Building and the Project) is disproportionately more or less than for others, in which case Landlord shall equitably allocate the costs based on the scope of the services being performed for each building or property (including the 10421 Building, the 10431 Building and the Project). Since the Project consists of multiple buildings, certain Operating Expenses may pertain to a particular building(s) and other Operating Expenses to the Project as a whole. Landlord reserves the right in its reasonable discretion to allocate any such costs applicable to any particular building within the Project to such building, and other such costs applicable to the Project to each building in the Project (including the 10421 Building, the 10431 Building), with the tenants in each building being responsible for paying their respective proportionate shares of their buildings to the extent required under their leases. Landlord shall allocate such costs to the buildings (including the 10421 Building, the 10431 Building) in a reasonable, non-discriminatory manner, and such allocation shall be binding on Tenant. 9.4 Landlord’s annual statement shall be final and binding upon Tenant unless Tenant, within ninety (90) days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reasons therefor; provided that Tenant shall in all events pay the amount specified in Landlord’s annual statement, pending the results of the Tenant Review and determination of the Accountant(s), as applicable and as each such term is defined below. If, during such ninety (90)-day period, Tenant reasonably and in good faith questions or contests the correctness of Landlord’s statement of Tenant’s Adjusted Share of Operating Expenses, Landlord shall provide Tenant with reasonable access to Landlord’s books and records to the extent relevant to determination of Operating Expenses, and such information as Landlord reasonably determines to be responsive to Tenant’s written inquiries. In the event that, after Tenant’s review of such information, Landlord and Tenant cannot agree upon the amount of Tenant’s Adjusted Share of Operating Expenses, then Tenant shall have the right to have (a) an independent public accounting firm hired by Tenant on an hourly basis and not on a contingent- fee basis (at Tenant’s sole cost and expense) and approved by Landlord (which approval Landlord shall not unreasonably withhold or delay), or (b) Tenant’s employees, audit and review such of Landlord’s books and records for the year in question as directly relate to the determination of Operating Expenses for such year (the “Tenant Review”), but not books and records of entities other than Landlord. Landlord shall make such books and records available at the location where

18 Landlord maintains them in the ordinary course of its business. Landlord need not provide copies of any books or records. Tenant shall commence the Tenant Review within thirty (30) days after the date Landlord has given Tenant access to Landlord’s books and records for the Tenant Review. Tenant shall complete the Tenant Review and notify Landlord in writing of Tenant’s specific objections to Landlord’s calculation of Operating Expenses (including Tenant’s accounting firm’s or Tenant’s written statement of the basis, nature and amount of each proposed adjustment) no later than sixty (60) days after Landlord has first given Tenant access to Landlord’s books and records for the Tenant Review. Landlord shall review the results of any such Tenant Review. The parties shall endeavor to agree promptly and reasonably upon Operating Expenses taking into account the results of such Tenant Review. If, as of the date that is sixty (60) days after Tenant has submitted the Tenant Review to Landlord, the parties have not agreed on the appropriate adjustments to Operating Expenses, then the parties shall engage a mutually agreeable independent third party accountant with at least ten (10) years’ experience in commercial real estate accounting in the San Diego, California area (the “Accountant”). If the parties cannot agree on the Accountant, each shall within ten (10) days after such impasse appoint an Accountant (different from the accountant and accounting firm that conducted the Tenant Review) and, within ten (10) days after the appointment of both such Accountants, those two Accountants shall select a third (which cannot be the accountant and accounting firm that conducted the Tenant Review). If either party fails to timely appoint an Accountant, then the Accountant the other party appoints shall be the sole Accountant. Within ten (10) days after appointment of the Accountant(s), Landlord and Tenant shall each simultaneously give the Accountants (with a copy to the other party) its determination of Operating Expenses, with such supporting data or information as each submitting party determines appropriate. Within ten (10) days after such submissions, the Accountants shall by majority vote select either Landlord’s or Tenant’s determination of Operating Expenses. The Accountants may not select or designate any other determination of Operating Expenses. The determination of the Accountant(s) shall bind the parties. If the parties agree or the Accountant(s) determine that the Operating Expenses actually paid by Tenant for the calendar year in question exceeded Tenant’s obligations for such calendar year, then Landlord shall, at Tenant’s option, either (a) credit the excess to the next succeeding installments of estimated Additional Rent or (b) pay the excess to Tenant within thirty (30) days after delivery of such results. If the parties agree or the Accountant(s) determine that Tenant’s payments of Operating Expenses for such calendar year were less than Tenant’s obligation for the calendar year, then Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such results. If the Landlord agrees that the Tenant Review revealed, or if the Accountant(s) determine, that the Operating Expenses billed to Tenant by Landlord and paid by Tenant to Landlord for the applicable calendar year in question exceeded by more than five percent (5%) what Tenant should have been billed during such calendar year, then Landlord shall pay (y) the reasonable out-of-pocket cost of the Tenant Review (if any), and (b) the reasonable cost of the Accountant(s). In all other cases Tenant shall pay the cost of the Tenant Review and the Accountant(s). 9.5. Tenant shall not be responsible for Operating Expenses (i) as to the 10431 Premises, with respect to any time period prior to the 10431 Premises Commencement Date and (ii) as to the 10421 Premises, with respect to any time period prior to the 10421 Premises Commencement Date; provided, however, that Landlord may annualize certain Operating Expenses incurred prior to the 10431 Premises Commencement Date or the 10421 Premises Commencement Date, as applicable, over the course of the budgeted year during which the 10431 Premises Commencement Date or the 10421 Premises Commencement Date, as applicable, occurs, and Tenant shall be responsible

19 for the annualized portion of such Operating Expenses corresponding to the number of days during such year, commencing with the 10431 Premises Commencement Date or the 10421 Premises Commencement Date, as applicable, for which Tenant is otherwise liable for Operating Expenses pursuant to this Lease. Tenant’s responsibility for Tenant’s Adjusted Share of Operating Expenses shall continue to the later of (a) the date of termination of the Lease and (b) the date Tenant has fully vacated the Premises; provided, however, in the event this Lease is terminated in connection with a Default by Tenant, the Rent that Landlord may recover pursuant to Article 31 or otherwise on account of such Default may include Tenant’s obligations under this Lease with respect to Operating Expenses. 9.6. Operating Expenses for the calendar year in which Tenant’s obligation to share therein commences and for the calendar year in which such obligation ceases shall be prorated on a basis reasonably determined by Landlord. Expenses such as taxes, assessments and insurance premiums that are incurred for an extended time period shall be prorated based upon the time periods to which they apply so that the amounts attributed to the Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to share in Operating Expenses. 9.7. In the event that the 10421 Building, the 10431 Building or the Project is less than fully occupied during a calendar year, Tenant acknowledges that Landlord may extrapolate Operating Expenses that vary depending on the occupancy of the 10421 Building, the 10431 Building or the Project, as applicable, to equal Landlord’s reasonable estimate of what such Operating Expenses would have been had the 10421 Building, the 10431 Building or the Project, as applicable, been ninety-five percent (95%) occupied during such calendar year; provided, however, that Landlord shall not recover more than one hundred percent (100%) of Operating Expenses. 10. Taxes on Tenant’s Property. 10.1. Tenant shall be solely responsible for the payment of any and all taxes levied upon (a) personal property and trade fixtures located at the Premises and (b) any gross or net receipts of or sales by Tenant, and shall pay the same at least ten (10) days prior to delinquency. 10.2. If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property or, if the assessed valuation of the Building, the Property or the Project is increased by inclusion therein of a value attributable to Tenant’s personal property or trade fixtures, and if Landlord, after written notice to Tenant, pays the taxes based upon any such increase in the assessed value of the Building, the Property or the Project, then Tenant shall, upon demand, repay to Landlord the taxes so paid by Landlord. 10.3. If any improvements in or alterations to the Premises installed by or for Tenant (other than the Landlord Work and Tenant Improvements), whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which improvements conforming to Landlord’s building standards (the “Building Standard”) in other spaces in the Building are assessed, then the real property taxes and assessments levied against Landlord or the Building, the Property or the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 10.2.

20 Any such excess assessed valuation due to improvements in or alterations to space in the Project leased by other tenants at the Project shall not be included in Operating Expenses. If the records of the applicable governmental assessor’s office are available and sufficiently detailed to serve as a basis for determining whether such Tenant improvements or alterations are assessed at a higher valuation than the Building Standard, then such records shall be binding on both Landlord and Tenant. 11. Security Deposit. 11.1. Tenant shall deposit with Landlord on or before the Execution Date the sum set forth in Section 2.6 (the “Security Deposit”), which sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant. If Tenant Defaults (as defined below) with respect to any provision of this Lease, including any provision relating to the payment of Rent, then Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant’s default. If any portion of the Security Deposit is so used or applied, then Tenant shall, within ten (10) days following demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant’s failure to do so shall be a material breach of this Lease. The provisions of this Article shall survive the expiration or earlier termination of this Lease. TENANT HEREBY WAIVES THE REQUIREMENTS OF SECTION 1950.7 OF THE CALIFORNIA CIVIL CODE, AS THE SAME MAY BE AMENDED FROM TIME TO TIME. 11.2. In the event of bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings. 11.3. Landlord may deliver to any purchaser of Landlord’s interest in the Premises the funds deposited hereunder by Tenant, and thereupon Landlord shall be discharged from any further liability with respect to such deposit. This provision shall also apply to any subsequent transfers. 11.4. Subject to Landlord’s right to draw on the Security Deposit under the terms, conditions and provisions of this Article 11, the Security Deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within sixty (60) days after the expiration or earlier termination of this Lease. 11.5. If the Security Deposit shall be in cash, Landlord shall hold the Security Deposit in an account at a banking organization selected by Landlord; provided, however, that Landlord shall not be required to maintain a separate account for the Security Deposit, but may intermingle it with other funds of Landlord. Landlord shall be entitled to all interest and/or dividends, if any, accruing on the Security Deposit. Landlord shall not be required to credit Tenant with any interest for any period during which Landlord does not receive interest on the Security Deposit. 11.6. The Security Deposit may be in the form of cash, a letter of credit or any other security instrument acceptable to Landlord in its sole discretion. Tenant may at any time, except when Tenant is in Default (as defined below), deliver a letter of credit (the “L/C Security”) as the entire Security Deposit, as follows:

21 (a) If Tenant elects to deliver L/C Security, then Tenant shall provide Landlord, and maintain in full force and effect throughout the Term and until the date that is four (4) months after the then-current Term Expiration Date, a letter of credit in the form of Exhibit E issued by an issuer reasonably satisfactory to Landlord, in the amount of the Security Deposit, with an initial term of at least one year. Landlord hereby approves of Silicon Valley Bank as the issuing bank. Landlord may require the L/C Security to be re-issued by a different issuer at any time during the Term if Landlord reasonably believes that the issuing bank of the L/C Security is or may soon become insolvent; provided, however, Landlord shall return the existing L/C Security to Tenant immediately upon receipt of the substitute L/C Security. If any issuer of the L/C Security shall become insolvent or placed into FDIC receivership, then Tenant shall immediately deliver to Landlord (without the requirement of notice from Landlord) cash or a substitute L/C Security issued by an issuer reasonably satisfactory to Landlord, and otherwise conforming to the requirements set forth in this Article 11. As used herein with respect to the issuer of the L/C Security, “insolvent” means the determination of insolvency as made by such issuer’s primary bank regulator (i.e., the state bank supervisor for state chartered banks; the OCC or OTS, respectively, for federally chartered banks or thrifts; or the Federal Reserve for its member banks). Tenant shall reimburse Landlord’s reasonable out-of-pocket legal costs (as estimated by Landlord’s counsel) in handling Landlord’s acceptance of L/C Security or its replacement or extension (other than the initial L/C Security). Tenant may at any time substitute cash for the L/C Security, and upon deposit of the cash security deposit, Landlord will return the L/C Security to Tenant. If Landlord draws upon the L/C Security, Tenant shall at any time thereafter be entitled to provide Landlord with a replacement L/C Security that satisfies the requirements hereunder, at which time Landlord shall return the unapplied cash proceeds of the original L/C Security drawn by Landlord. (b) If Tenant delivers to Landlord satisfactory L/C Security in place of the entire Security Deposit, Landlord shall remit to Tenant any cash Security Deposit Landlord previously held. (c) Landlord may draw upon the L/C Security, and hold and apply the proceeds in the same manner and for the same purposes as the Security Deposit, if (i) an uncured Default (as defined below) exists, (ii) as of the date that is thirty (30) days before any L/C Security expires (even if such scheduled expiry date is after the Term Expiration Date) Tenant has not delivered to Landlord an amendment or replacement for such L/C Security, reasonably satisfactory to Landlord, extending the expiry date to the earlier of (1) four (4) months after the then-current Term Expiration Date or (2) the date that is one year after the then-current expiry date of the L/C Security, (iii) the L/C Security provides for automatic renewals, Landlord asks the issuer to confirm the current L/C Security expiry date, and the issuer fails to do so within ten (10) business days; provided, that, Landlord shall provide notice to Tenant concurrently with any such request, (iv) Tenant fails to pay (when and as the issuer reasonably requires) any bank charges for Landlord’s transfer of the L/C Security or (v) the issuer of the L/C Security ceases, or announces that it will cease, to maintain an office in the city where Landlord may present drafts under the L/C Security (and fails to permit drawing upon the L/C Security by overnight courier or facsimile). This Section does not limit any other provisions of this Lease allowing Landlord to draw the L/C Security under specified circumstances.

22 (d) Tenant shall not seek to enjoin, prevent, or otherwise interfere with Landlord’s draw under L/C Security, even if it violates this Lease. Tenant acknowledges that the only effect of a wrongful draw would be to substitute a cash Security Deposit for L/C Security, causing Tenant no legally recognizable damage. Landlord shall hold the proceeds of any draw in the same manner and for the same purposes as a cash Security Deposit. In the event of a wrongful draw, the parties shall cooperate to allow Tenant to post replacement L/C Security simultaneously with the return to Tenant of the wrongfully drawn sums, and Landlord shall upon request confirm in writing to the issuer of the L/C Security that Landlord’s draw was erroneous. (e) If Landlord transfers its interest in the Premises, then Tenant shall at Tenant’s expense, within five (5) business days after receiving a request from Landlord, deliver (and, if the issuer requires, Landlord shall consent to) an amendment to the L/C Security naming Landlord’s grantee as substitute beneficiary. If the required Security Deposit changes while L/C Security is in force, then Tenant shall deliver (and, if the issuer requires, Landlord shall consent to) a corresponding amendment to the L/C Security. 12. Use. 12.1. Tenant shall use the Premises for the Permitted Use, and shall not use the Premises, or permit or suffer the Premises to be used, for any other purpose without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion. Tenant shall be prohibited from using the Premises or any portion of the Property for the sale, distribution or production of marijuana. 12.2. Tenant shall not use or occupy the Premises in violation of Applicable Laws; zoning ordinances; or the certificate of occupancy (or its legal equivalent) issued for the Building or the Project, and shall, upon five (5) days’ written notice from Landlord, discontinue any use of the Premises that is declared or claimed by any Governmental Authority having jurisdiction to be a violation of any of the above, or that in Landlord’s reasonable opinion violates any of the above. Tenant shall take such further actions and execute such further documents in connection with this Lease as are necessary to comply with Applicable Laws relating to privacy, personal information and data security, including the California Consumer Privacy Act. Tenant acknowledges that Landlord may collect certain personal information (e.g., names, email addresses and contact information) of Tenant’s and its affiliates’ employees (and, if applicable, subcontractors and consultants), and use such information in connection with performing Landlord’s duties and obligations, and exercising its rights under this Lease. Neither Landlord nor Tenant shall retain, use or disclose any personal information received from the other party pursuant to this Lease for any purpose other than to perform its duties and obligations, and exercise its rights under this Lease or as required by Applicable Law. In the event of a conflict between this Section and Article 38, this Section shall govern. Tenant shall comply with any direction of any Governmental Authority having jurisdiction that shall, by reason of the nature of Tenant’s use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof, and shall indemnify, defend (at the option of and with counsel reasonably acceptable to the indemnified party(ies)), save, reimburse and hold harmless (collectively, “Indemnify,” “Indemnity” or “Indemnification,” as the case may require) Landlord and its affiliates, employees, agents and contractors; and any lender, mortgagee, ground lessor or beneficiary (each, a “Lender” and, collectively with Landlord and its affiliates, employees, agents

23 and contractors, the “Landlord Indemnitees”) harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages, suits or judgments, and all reasonable expenses (including reasonable attorneys’ fees, charges and disbursements, regardless of whether the applicable demand, claim, action, cause of action or suit is voluntarily withdrawn or dismissed) incurred in investigating or resisting the same (collectively, “Claims”) of any kind or nature that arise before, during or after the Term as a result of Tenant’s breach of this Section. In the event that any Governmental Authority requires legal compliance work to be completed in the Common Area (any such work, “Common Area Legal Compliance Work”), Landlord shall be responsible for performing such Common Area Legal Compliance Work and all costs incurred by Landlord in connection with such Common Area Legal Compliance Work (any such costs, “Common Area Legal Compliance Work Costs”) shall be included in Operating Expenses to the extent permitted under Article 9; provided, however, that if any Common Area Legal Compliance Work is triggered by, or necessitated as a result of, (a) the unique nature of the Tenant Improvements (as opposed to Common Area Legal Compliance Work that would have been required as a condition to the issuance or sign off on any permit at the Building), (b) any Alterations (as defined below) performed by or on behalf of Tenant (other than the Tenant Improvements), or (c) Tenant’s particular use of the Premises (as opposed to general office and laboratory use), then Tenant shall be solely responsible, and shall reimburse Landlord within thirty (30) days of receiving an invoice, for all Common Area Legal Compliance Work Costs incurred by Landlord in connection with such Common Area Legal Compliance Work. 12.3. Tenant shall not do or permit to be done anything that will invalidate or increase the cost of any fire, environmental, extended coverage or any other insurance policy covering the Buildings or the Project, and shall comply with all rules, orders, regulations and requirements of the insurers of the Buildings and the Project, and Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant’s failure to comply with the provisions of this Article. 12.4. Tenant shall keep all doors opening onto public corridors closed, except when in use for ingress and egress. 12.5. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made to existing locks or the mechanisms thereof without Landlord’s prior written consent. Tenant shall, upon termination of this Lease, return to Landlord all keys to offices and restrooms either furnished to or otherwise procured by Tenant. In the event any key so furnished to Tenant is lost, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change. 12.6. No awnings or other projections shall be attached to any outside wall of the 10421 Building or the 10431 Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord’s standard window coverings. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without Landlord’s prior written consent, nor shall any bottles, parcels or other articles be placed on the windowsills or items attached to windows that are visible from outside the Premises. No equipment, furniture or other items of personal property shall be placed on any exterior balcony without Landlord’s prior written consent.

24 12.7. No sign, advertisement or notice (“Signage”) shall be exhibited, painted or affixed by Tenant on any part of the Premises or the 10421 Building or the 10431 Building without Landlord’s prior written consent. Signage shall conform to Landlord’s design criteria established from time to time. For any Signage, Tenant shall, at Tenant’s own cost and expense, (a) acquire all permits for such Signage in compliance with Applicable Laws and (b) design, fabricate, install and maintain such Signage in a first-class condition. Tenant shall be responsible for reimbursing Landlord for costs incurred by Landlord in removing any of Tenant’s Signage upon the expiration or earlier termination of the Lease. Interior signs on entry doors to the Premises and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at Tenant’s sole cost and expense, and shall be of a size, color and type and be located in a place acceptable to Landlord. The directory tablet shall be provided exclusively for the display of the name and location of tenants only. Tenant shall not place anything on the exterior of the corridor walls or corridor doors other than Landlord’s standard lettering. At Landlord’s option, Landlord may install any Tenant Signage, and Tenant shall pay all costs associated with such installation within thirty (30) days after demand therefor. 12.7.1 Subject to the terms, conditions and provisions of this Subsection 12.7.1, Tenant shall be entitled to install, at its sole cost and expense, one (1) building top sign in a location reasonably designated by Landlord on the 10431 Building (the “Building Top Sign”). The graphics, materials, size, color, design, lettering, lighting (if any), specifications and exact location of the Building Top Sign (collectively, the "Signage Specifications") shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. In addition, the Building Top Sign and all Signage Specifications therefore shall be subject to Tenant's receipt of all required governmental permits and approvals, and shall be subject to all Applicable Laws affecting the Project. In the event Tenant does not receive the necessary permits and approvals for the Building Top Sign, Tenant's and Landlord's rights and obligations under the remaining provisions of this Lease shall not be affected. All costs associated with Tenant’s Signage (including the Building Top Sign) including, without limitation, costs of installation, design, construction, permits, maintenance and repair, shall be the sole responsibility of Tenant. At Landlord’s option, Landlord may install the Building Top Sign, and Tenant shall pay all costs associated with such installation within thirty (30) days after demand therefor. Should Tenant’s Signage (including the Building Top Sign) require maintenance or repairs as determined in Landlord’s reasonable judgment, Landlord shall have the right to provide written notice thereof to Tenant and Tenant shall cause such repairs and/or maintenance to be performed within thirty (30) days after receipt of such notice from Landlord at Tenant’s sole cost and expense. Should Tenant fail to perform such maintenance and repairs within the period described in the immediately preceding sentence, Landlord shall have the right to cause such work to be performed and to charge Tenant, as Additional Rent, for the cost of such work. Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant’s sole cost and expense, cause the Building Top Sign to be removed from the 10431 Building and shall cause exterior façade of the 10431 Building to be restored to the condition existing prior to the placement of the Building Top Sign. If Tenant fails to remove the Building Top Sign and to restore the exterior façade of the 10431 Building as provided in the immediately preceding sentence within thirty (30) days following the expiration or earlier termination of this Lease, then Landlord may perform such work, and all costs and expenses incurred by Landlord in so performing such work shall be reimbursed by Tenant to Landlord within thirty (30) days after Tenant’s receipt of invoice therefore. The immediately preceding sentence shall survive the expiration or earlier termination of this Lease. Should the

25 name of the original Tenant change, then the Signage may be modified at Tenant’s sole cost and expense to reflect the new name, but only if the new name does not (i) relate to an entity that is of a character, reputation, or associated with a political orientation or a faction, that is inconsistent with the quality of the Building or would otherwise reasonably offend an institutional landlord of a project comparable to the Building, taking into consideration the level and visibility of such signage or (ii) cause Landlord or its affiliate(s) to be in default under any lease or license with another tenant of the Project. 12.8. Tenant may only place equipment within the Premises with floor loading consistent with the Building’s structural design unless Tenant obtains Landlord’s prior written approval. Tenant may place such equipment only in a location designed to carry the weight of such equipment. 12.9. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations therefrom from extending into the Common Area or other offices in the Project. 12.10. Tenant shall not (a) do or permit anything to be done in or about the Premises that shall in any way obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, (b) use or allow the Premises to be used for immoral or unlawful purposes (measured based on uses which would be immoral to an institutional quality landlord of life sciences projects comparable to the Project in the San Diego, California area), (c) cause, maintain or permit any nuisance or waste in, on or about the Project or (d) take any other action that would in Landlord’s reasonable determination in any manner adversely affect other tenants’ quiet use and enjoyment of their space or adversely impact their ability to conduct business in a professional and suitable work environment. Notwithstanding any other provision herein to the contrary, but subject to the last sentence of Section 12.2 above, Tenant shall be responsible for all liabilities, costs and expenses arising from or in connection with the compliance of the Premises with the Americans with Disabilities Act, 42 U.S.C. § 12101, et seq., and any state and local accessibility laws, codes, ordinances and rules (collectively, and together with regulations promulgated pursuant thereto, the “ADA”), and Tenant shall Indemnify the Landlord Indemnitees from and against any Claims arising from any such failure of the Premises to comply with the ADA. For clarity, nothing in this Section 12.10 will require Tenant to perform legal compliance upgrades to the Premises which are not required by any applicable Governmental Authorities (e.g., due to “grandfathering” or similar provisions) unless failure to comply would result in a risk of personal injury or property damage. The Premises have not undergone inspection by a Certified Access Specialist (“CASp,” as defined in California Civil Code Section 55.52). Even if not required by California law, the Premises may be inspected by a CASp to determine whether the Premises comply with the ADA, and Landlord may not prohibit a CASp performing such an inspection. If Tenant requests that such an inspection take place, Landlord and Tenant shall agree on the time and manner of the inspection, as well as which party will pay the cost of the inspection and the cost to remedy any defects identified by the CASp. A Certified Access Specialist can inspect the Premises and determine whether the Premises comply with all of the applicable construction- related accessibility standards under State law. Although State law does not require a Certified Access Specialist inspection of the Premises, Landlord may not prohibit Tenant from obtaining a Certified Access Specialist inspection of the Premises for the occupancy or potential occupancy of Tenant, if requested by Tenant. Landlord and Tenant shall agree on the arrangements for the

26 time and manner of the Certified Access Specialist inspection, the payment of the fee for the Certified Access Specialist inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises. For the avoidance of doubt, “Lenders” shall also include historic tax credit investors and new market tax credit investors. The provisions of this Section shall survive the expiration or earlier termination of this Lease. 13. Rules and Regulations, CC&Rs, Parking Facilities and Common Area. 13.1. Tenant shall have the non-exclusive right, in common with others, to use the Common Area in conjunction with Tenant’s use of the Premises for the Permitted Use, and such use of the Common Area and Tenant’s use of the Premises shall be subject to the rules and regulations adopted by Landlord and attached hereto as Exhibit F, together with such other reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by Landlord in its sole and absolute discretion (the “Rules and Regulations”). Tenant shall and shall ensure that its contractors, subcontractors, employees, subtenants and invitees faithfully observe and comply with the Rules and Regulations. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or any agent, employee or invitee thereof of any of the Rules and Regulations. 13.2. This Lease is subject to any recorded covenants, conditions or restrictions on the Project or Property as of the date hereof, or added after the date hereof provided Tenant is notified thereof, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the “CC&Rs”); provided that Landlord agrees not to voluntarily execute any further amendments, restatements, supplements or modifications of the CC&Rs that would materially and adversely affect Tenant’s material rights under this Lease. Tenant shall, at its sole cost and expense, comply with the CC&Rs. 13.3. Notwithstanding anything in this Lease to the contrary, Tenant may not install any security systems (including cameras) outside the Premises or that record sounds or images outside the Premises without Landlord’s prior written consent, which Landlord may withhold in its sole and absolute discretion. 13.4. Tenant shall have a non-exclusive, irrevocable license to use Tenant’s Pro Rata Share of parking facilities serving the Project in common on an unreserved basis with other tenants of the Project during the Term at no additional cost. As of the Execution Date, Tenant’s Pro Rata Share of parking facilities is equal to three (3) parking spaces per one thousand (1,000) square feet of Rentable Area of the Premises. Landlord shall, at Landlord’s sole cost and expense, install eight (8) EV charging stations in the parking facilities serving the Project for non-exclusive use of tenants at the Project. 13.5. Tenant agrees not to unreasonably overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right to determine that parking facilities are becoming overcrowded and to limit Tenant’s use thereof (but not to fewer parking spaces than the ratio allocated to Tenant pursuant to Section 13.4 above). Upon such determination, Landlord may reasonably allocate parking spaces among Tenant and other tenants of a Building or the Project (consistent with Section 13.4 above). Nothing

27 in this Section, however, is intended to create an affirmative duty on Landlord’s part to monitor parking. 13.6. Subject to the terms of this Lease including the Rules and Regulations and the rights of other tenants of the 10431 Building, Tenant shall have (i) the exclusive right to access the freight loading dock serving the 10431 Premises, at no additional cost and (ii) the non-exclusive right to access the freight loading dock serving the 10421 Building, at no additional cost. 13.7. Notwithstanding the foregoing, Tenant may, at Tenant’s sole cost and expense as an Alteration (as defined below), install its own security system in the Premises (the “Tenant Security System”); provided, however, that (a) Tenant’s installation of the Tenant Security System shall be subject to all of the terms, conditions and provisions of this Lease governing Alterations (including, without limitation, Article 17), and (b) Tenant shall coordinate the installation and operation of the Tenant Security System with Landlord to assure that the Tenant Security System does not interfere with (y) any Landlord security system in place as of the as of the 10431 Premises Commencement Date or the 10421 Premises Commencement Date, as applicable (for which security system Landlord makes no warranties of any kind whatsoever), and (z) the 10421 Building‘s or the 10431 Building’s, as applicable, systems and equipment. Tenant shall be solely responsible, at Tenant’s sole cost and expense, for monitoring and operating the Tenant Security System. Landlord may require Tenant, at Tenant’s sole cost, to remove the Tenant Security System and restore each Building to its condition prior to the installation of the Tenant Security System upon the expiration or earlier termination of this Lease. 14. Project Control by Landlord. 14.1. Landlord reserves full control over the 10421 Building, the 10431 Building and the Project to the extent not inconsistent with Tenant’s enjoyment of the Premises as provided by this Lease. This reservation includes Landlord’s right to subdivide the Project; convert the 10421 Building, the 10431 Building and other buildings within the Project to condominium units; change the size of the Project by selling all or a portion of the Project or adding real property and any improvements thereon to the Project; grant easements and licenses to third parties; maintain or establish ownership of the Building separate from fee title to the Property; make additions to or reconstruct portions of the Building and the Project; install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building or the Project pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises, the Building or elsewhere at the Project; and alter or relocate any other Common Area or facility, including private drives, lobbies, entrances and landscaping; provided, however, that such rights shall be exercised in a way that does not materially adversely affect Tenant’s rights or obligations under this Lease including, without limitation, Tenant’s beneficial use and occupancy of the Premises, including the Permitted Use and Tenant’s access to the Premises. Tenant acknowledges that Landlord specifically reserves the right to allow the exclusive use of corridors and restroom facilities located on specific floors to one or more tenants occupying such floors; provided, however, that Tenant shall not be deprived of the use of the corridors reasonably required to serve the Premises or of restroom facilities serving the floor upon which the Premises are located. 14.2. Possession of areas of the Premises necessary for utilities, services, safety and operation of the 10421 Building and/or the 10431 Building is reserved to Landlord. In exercising

28 its rights pursuant to this Section 14.2, Landlord will use commercially reasonable efforts to minimize interference with Tenant’s use and occupancy of the Premises. 14.3. Tenant shall, at Landlord’s request, promptly execute such further documents as may be reasonably appropriate to assist Landlord in the performance of its obligations hereunder; provided that Tenant need not execute any document that materially and adversely affects Tenant’s rights or obligations under this Lease, creates additional liability for Tenant or that deprives Tenant of the quiet enjoyment and use of the Premises or materially decreases Tenant’s parking allocation as provided for in this Lease. 14.4. Landlord may, at any and all reasonable times during business hours (or during non-business hours, if (a) with respect to Subsections 14.4(u) through 14.4(y), Tenant so requests, and (b) with respect to Subsection 14.4(z), if Landlord so requests), and upon twenty-four (24) hours’ prior notice (which may be by email to the Tenant-designated individual at the Premises (as of the Execution Date, the Tenant designated email for purposes of this provision shall be finance@codexdna.com); but provided that no time restrictions shall apply or advance notice be required if an emergency necessitates immediate entry), enter the Premises to (u) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (v) supply any service Landlord is required to provide hereunder, (w) alter, improve or repair any portion of the 10421 Building or the 10431 Building other than the Premises for which access to the Premises is reasonably necessary, (x) post notices of nonresponsibility, (y) access the telephone equipment, electrical substation and fire risers and (z) show the Premises to prospective tenants, or permit a future tenant of the Premises to inspect and measure the Premises in anticipation of such tenant’s future occupancy of the Premises during the final nine (9) months of the Term and show the Premises to current and prospective purchasers and lenders at any time. In connection with any such alteration, improvement or repair as described in Subsection 14.4(w), Landlord may erect in the Premises or elsewhere in the Project scaffolding and other structures reasonably required for the alteration, improvement or repair work to be performed. In no event shall Tenant’s Rent abate as a result of Landlord’s activities pursuant to this Section; provided, however, that all such activities shall be conducted in such a manner so as to cause as little interference to Tenant as is reasonably possible. Landlord shall at all times retain a key with which to unlock all of the doors in the Premises. If an emergency necessitates immediate access to the Premises, Landlord may use whatever force is necessary to enter the Premises, and any such entry to the Premises shall not constitute a forcible or unlawful entry to the Premises, a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof. Except in case of an emergency or in connection with the provision of services performed by Landlord under this Lease, Tenant shall have a reasonable opportunity to have a representative of Tenant accompany Landlord during any entry into the Premises pursuant to this Section; provided, however, if Tenant’s representative is not available or does not elect to accompany Landlord at the times that Landlord has requested access, then such unavailability shall not prohibit or otherwise restrict Landlord’s access, and Landlord may access the Premises with or without Tenant’s representative present. 14.5. During the Term, Tenant shall, subject to Force Majeure, casualty and all of the other terms, conditions and provisions of this Lease, have access to the Premises twenty-four (24) hours per day, seven (7) days per week.

29 14.6. Landlord and Tenant acknowledge that it is Landlord's current intention to cause the ownership of the 10431 Building and 10421 Building to be held by the same entity. If, however, at any time during the Term of this Lease or any Option Term, Landlord determines to separate ownership of the 10431 Building and 10421 Building or to separately finance the 10431 Building and 10421 Building (where the lender requires separate documentation), Tenant agrees to promptly after request from Landlord, execute commercially reasonable documents in order to separate Tenant's lease of the Premises in the 10431 Building from the Premises in the 10421 Building. Any such documentation shall be on the exact same terms as specified in this Lease but as applicable to the relevant portion of the Premises and Landlord shall reimburse Tenant for all actual, reasonable, out-of-pocket costs incurred by Tenant in connection therewith. 15. Quiet Enjoyment. Landlord covenants that Tenant, upon paying the Rent and performing its obligations contained in this Lease, may peacefully and quietly have, hold and enjoy the Premises, free from any claim by Landlord or persons claiming under Landlord, but subject to all of the terms and provisions hereof, provisions of Applicable Laws and rights of record to which this Lease is or may become subordinate. This covenant is in lieu of any other quiet enjoyment covenant, either express or implied. 16. Utilities and Services. 16.1 Tenant shall pay for all water (including the cost to service, repair and replace reverse osmosis, de-ionized and other treated water), gas, heat, light, power, telephone, internet service, cable television, other telecommunications and other utilities supplied to the Premises, together with any fees, surcharges and taxes thereon. If any such utility is not separately metered to Tenant, Tenant shall pay Tenant’s Adjusted Share of all charges of such utility jointly metered with other premises as Additional Rent or, in the alternative, Landlord may, at its option, monitor the usage of such utilities by Tenant and (if the decision to meter or submeter is due to Tenant’s overstandard use of such utilities) charge Tenant with the cost of purchasing, installing and monitoring such metering equipment, which cost shall be paid by Tenant as Additional Rent. Tenant shall maintain temperature and humidity in the Premises in accordance with ASHRAE standards at all times. Landlord shall cause electricity to be separately metered as of (i) the 10431 Premises Commencement Date for the 10431 Premises and (iii) the 10421 Premises Commencement Date for the 10421 Premises. If Tenant desires to install equipment to separately meter water to the 10431 Premises and/or the 10421 Premises, Landlord will not unreasonably withhold its consent to such installation, provided that such installation shall be completed as an Alteration in accordance with the terms, conditions and provisions of Article 17 below. 16.2 Landlord may base its bills for utilities on reasonable estimates; provided that Landlord adjusts such billings promptly thereafter or as part of the next Landlord’s Statement to reflect the actual cost of providing utilities to the Premises. To the extent that Tenant uses more than Tenant’s Pro Rata Share of any utilities, then Tenant shall pay Landlord for Tenant’s Adjusted Share of such utilities to reflect such excess. In the event that the 10421 Building, the 10431 Building or the Project is less than fully occupied during a calendar year, Tenant acknowledges that Landlord may extrapolate utility usage that varies depending on the occupancy of the 10421 Building, the 10431Building or the Project (as applicable) to equal Landlord’s reasonable estimate of what such utility usage would have been had the 10421 Building, the 10431Building or the Project, as applicable, been ninety-five percent (95%) occupied during such calendar year;

30 provided, however, that Landlord shall not recover more than one hundred percent (100%) of the cost of such utilities. Tenant shall not be liable for the cost of utilities supplied to the Premises attributable to the time period prior to the 10431 Premises Commencement Date or the 10421 Premises Commencement Date, as applicable; provided, however, that, if Landlord shall permit Tenant to have possession of the 10431 Premises prior to the 10431 Premises Commencement Date or the 10421 Premises prior to the 10421 Premises Commencement Date, as applicable, and Tenant uses the applicable portion of the Premises for any purpose other than placement of personal property as set forth in Section 4.6, then Tenant shall be responsible for the cost of utilities supplied to the 10431 Premises or 10421 Premises, as applicable, from such earlier date of possession. 16.3 Landlord shall not be liable for, nor shall any eviction of Tenant result from, the failure to furnish any utility or service, whether or not such failure is caused by Force Majeure (as defined below). In the event of such failure, Tenant shall not be entitled to termination of this Lease or any abatement or reduction of Rent, nor shall Tenant be relieved from the operation of any covenant or agreement of this Lease. Notwithstanding anything to the contrary in this Lease, if, for more than five (5) consecutive business days following written notice to Landlord and as a direct result of Landlord’s gross negligence or willful misconduct (and except to the extent that such failure arises from any other factor, including any action or inaction of a Tenant Party (as defined below)), the provision of HVAC or other utilities to all or a material portion of the Premises that Landlord must provide pursuant to this Lease is interrupted (a “Material Services Failure”), then Base Rent (or, to the extent that less than all of the Premises are affected, a proportionate amount (based on the Rentable Area of the Premises that is rendered unusable) of Base Rent) shall thereafter be abated until the Premises are again usable by Tenant for the Permitted Use; provided, however, that, if Landlord is diligently pursuing the restoration of such HVAC and other utilities and Landlord provides substitute HVAC and other utilities reasonably suitable for Tenant’s continued use and occupancy of the Premises for the Permitted Use (e.g., supplying potable water or portable air conditioning equipment), then Base Rent shall not be abated. During any Material Services Failure, Tenant will cooperate with Landlord to arrange for the provision of any interrupted utility services on an interim basis via temporary measures until final corrective measures can be accomplished, and Tenant will permit Landlord the necessary access to the Premises to remedy such Material Service Failure. In the event of any interruption of HVAC or other utilities that Landlord must provide pursuant to this Lease, regardless of the cause, Landlord shall diligently pursue the restoration of such HVAC and other utilities. Notwithstanding anything in this Lease to the contrary, but subject to Article 24 (which shall govern in the event of a casualty), the provisions of this Section shall be Tenant’s sole recourse and remedy in the event of an interruption of HVAC or other utilities to the Premises, including related to Section 16.8. 16.4 Tenant shall pay for, prior to delinquency of payment therefor, any utilities and services that may be furnished to the Premises during or, if Tenant occupies the Premises after the expiration or earlier termination of the Term, after the Term, beyond those utilities provided by Landlord, including telephone, internet service, cable television and other telecommunications, together with any fees, surcharges and taxes thereon. Upon Landlord’s demand, utilities and services provided to the Premises that are separately metered shall be paid by Tenant directly to the supplier of such utilities or services.

31 16.5 Tenant shall not, without Landlord’s prior written consent, use any device in the Premises (including data processing machines) that will in any way (a) increase the amount of ventilation, air exchange, gas, steam, electricity or water required or consumed in the Premises based upon Tenant’s Pro Rata Share of the Building or Project (as applicable) beyond the existing capacity of the Building or the Project usually furnished or supplied for the Permitted Use or (b) exceed Tenant’s Pro Rata Share of the Building’s or Project’s (as applicable) capacity to provide such utilities or services. 16.6. If Tenant shall require utilities or services in excess of those usually furnished or supplied for tenants in similar spaces in the Building or the Project by reason of Tenant’s equipment or extended hours of business operations, then Tenant shall first procure Landlord’s consent for the use thereof, which consent Landlord may condition upon the availability of such excess utilities or services, and Tenant shall pay as Additional Rent an amount equal to the cost of providing such excess utilities and services. 16.7. Landlord shall provide water in the Common Area for lavatory and landscaping purposes only, which water shall be from the local municipal or similar source; provided, however, that if Landlord determines that Tenant requires, uses or consumes water provided to the Common Area for any purpose other than ordinary lavatory purposes, Landlord may install a water meter (“Tenant Water Meter”) and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Landlord for the costs of any Tenant Water Meter and the installation and maintenance thereof during the Term. If Landlord installs a Tenant Water Meter, Tenant shall pay for water consumed, as shown on such meter, as and when bills are rendered. If Tenant fails to timely make such payments, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred or payments made by Landlord for any of the reasons or purposes stated in this Section shall be deemed to be Additional Rent payable by Tenant and collectible by Landlord as such. For the avoidance of doubt, this Section 16.7 shall not apply to Tenant’s use of water in the Premises. 16.8. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and utility systems (“Service Stoppage”), when Landlord deems necessary or desirable, due to accident, emergency or the need to make repairs, alterations or improvements, until such repairs, alterations or improvements shall have been completed, and, except as provided in Section 16.3, Landlord shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilation, air conditioning or utility service when prevented from doing so by Force Majeure (as defined below). Without limiting the foregoing, it is expressly understood and agreed that any covenants on Landlord’s part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of Force Majeure. Except in case of emergencies (in which event no notice shall be required), Landlord shall provide Tenant with three (3) business days’ written notice prior to any Service Stoppage (which notice may be by email to the Tenant-designated individual at the Premises (as of the Execution Date, the Tenant designated email for purposes of this provision shall be finance@codexdna.com). 16.9. Generators.

32 16.9.1 10431 Premises Generator. As part of the 10431 Landlord Work, Landlord will install a back-up generator for the 10431 Building and connect the Generator to the 10431 Premises’ emergency electrical panel (the “10431 Generator”). Tenant shall be entitled to use up to its proportionate share (after deducting any power from the 10431 Generator required for the Common Area) of power from the 10431 Generator on a non-exclusive basis with other tenants in the 10431 Building. The cost of maintaining, repairing and replacing the 10431 Generator shall constitute Operating Expenses. Landlord expressly disclaims any warranties with regard to the 10431 Generator or the installation thereof, including any warranty of merchantability or fitness for a particular purpose. Landlord shall maintain the 10431 Generator and any equipment connecting the 10431 Generator to Tenant’s automatic transfer switch in good working condition, provided, however, that Tenant shall be solely responsible, at Tenant’s sole cost and expense, (and Landlord shall not be liable) for maintaining and operating Tenant’s automatic transfer switch and the distribution of power from Tenant’s automatic transfer switch throughout the 10431 Premises, and provided further that Landlord shall not be liable for any failure to make any repairs or to perform any maintenance of the 10431 Generator that is an obligation of Landlord unless and except to the extent that Landlord willfully fails to make such repairs or perform such maintenance and such failure persists for an unreasonable time after Tenant provides Landlord with written notice of the need for such repairs or maintenance. Upon receipt of such written notice, Landlord shall promptly commence to cure such failure and shall diligently prosecute the same to completion in accordance with Section 31.13. The provisions of Section 16.3 shall apply to the 10431 Generator. 16.9.2 10421 Premises Generator. Landlord has installed a back-up generator serving the 10421 Building (the “10421 Generator”). Tenant shall be entitled to use up to its proportionate share (after deducting any power from the 10421 Generator required for the Common Area) of power from the 10421 Generator on a non-exclusive basis with other tenants in the 10421 Building. The cost of maintaining, repairing and replacing the 10421 Generator shall constitute Operating Expenses. Landlord expressly disclaims any warranties with regard to the 10421 Generator or the installation thereof, including any warranty of merchantability or fitness for a particular purpose. Landlord shall maintain the 10421 Generator and any equipment connecting the 10421 Generator to Tenant’s automatic transfer switch in good working condition, provided, however, that Tenant shall be solely responsible, at Tenant’s sole cost and expense, (and Landlord shall not be liable) for maintaining and operating Tenant’s automatic transfer switch and the distribution of power from Tenant’s automatic transfer switch throughout the 10421 Premises, and provided further that Landlord shall not be liable for any failure to make any repairs or to perform any maintenance of the 10421 Generator that is an obligation of Landlord unless and except to the extent that Landlord willfully fails to make such repairs or perform such maintenance and such failure persists for an unreasonable time after Tenant provides Landlord with written notice of the need for such repairs or maintenance. Upon receipt of such written notice, Landlord shall promptly commence to cure such failure and shall diligently prosecute the same to completion in accordance with Section 31.13. The provisions of Section 16.3 shall apply to the 10421 Generator 16.10. For the Premises, Landlord shall (a) maintain and operate the HVAC systems used for the Permitted Use only (“Base HVAC”), and (b) subject to Subsection 16.10(a), furnish HVAC as reasonably required (except as this Lease otherwise provides) for reasonably comfortable occupancy of the Premises twenty-four (24) hours a day, every day during the Term, subject to casualty, eminent domain or as otherwise specified in this Article. Notwithstanding anything to

33 the contrary in this Section, Landlord shall have no liability, and Tenant shall have no right or remedy, on account of any interruption or impairment in HVAC services. 16.11. For any utilities serving the Premises for which Tenant is billed directly by such utility provider, Tenant agrees to furnish to Landlord (a) any invoices or statements for such utilities within thirty (30) days after Landlord’s request, (b) within thirty (30) days after Landlord’s request, any other utility usage information reasonably requested by Landlord, and (c) within thirty (30) days after Landlord’s request, authorization in a commercially reasonable form to allow Landlord to access Tenant’s usage information necessary for Landlord to complete an ENERGY STAR® Statement of Performance (or similar comprehensive utility usage report (e.g., related to Labs 21), if requested by Landlord) and any other information reasonably requested by Landlord for the immediately preceding year; and Tenant shall comply with any other energy usage or consumption requirements required by Applicable Laws. Tenant shall retain records of utility usage at the Premises, including invoices and statements from the utility provider, for at least sixty (60) months, or such other period of time as may be requested by Landlord. Tenant acknowledges that any utility information for the Premises, the Buildings and the Project may be shared with third parties, including Landlord’s consultants and Governmental Authorities. In the event that Tenant fails to comply with this Section after written notice from Landlord, Tenant hereby authorizes Landlord to collect utility usage information directly from the applicable utility providers. In addition to the foregoing, Tenant shall comply with all Applicable Laws related to the disclosure and tracking of energy consumption at the Premises. The provisions of this Section shall survive the expiration or earlier termination of this Lease. 17. Alterations. 17.1. Tenant shall make no alterations, additions or improvements in or to the Premises or engage in any construction, demolition, reconstruction, renovation or other work (whether major or minor) of any kind in, at or serving the Premises (“Alterations”) without Landlord’s prior written approval, which approval Landlord shall not otherwise unreasonably withhold; provided, however, that, in the event any proposed Alteration affects (a) any structural portions of a Building, including exterior walls, the roof, the foundation or slab, foundation or slab systems (including barriers and subslab systems) or the core of a Building, (b) the exterior of a Building or (c) any Building systems, including elevator, plumbing, HVAC, electrical, security, life safety and power in an adverse manner (as reasonably determined by Landlord), then Landlord may withhold its approval in its sole and absolute discretion. Tenant shall, in making any Alterations, use only those architects, contractors, suppliers and mechanics of which Landlord has given prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. In seeking Landlord’s approval, Tenant shall provide Landlord, at least thirty (30) days in advance of the desired commencement date of any proposed construction, with plans, specifications, bid proposals, certified stamped engineering drawings (if applicable, as reasonably determined by Landlord) and calculations by Tenant’s engineer of record or architect of record (including connections to a Building’s structural system, modifications to the Building’s envelope, non- structural penetrations in slabs or walls, and modifications or tie-ins to life safety systems), work contracts, requests for laydown areas and such other information concerning the nature and cost of the Alterations as Landlord may reasonably request, provided that Tenant shall not commence any such Alterations that require Landlord’s consent unless and until Tenant has received the written approval of Landlord. In no event shall Tenant use or Landlord be required to approve any

34 architects, consultants, contractors, subcontractors or material suppliers that may not have sufficient experience, in Landlord’s reasonable opinion, to perform work in an occupied Class “A” laboratory research building and in tenant-occupied lab areas. Notwithstanding the foregoing, Tenant may make cosmetic changes to the Premises that do not require any demolition, permits or more than three (3) total contractors and subcontractors (“Cosmetic Alterations”) without Landlord’s consent; provided that (y) the cost of any Cosmetic Alterations does not exceed One Hundred Thousand Dollars ($100,000) in any one instance or Two Hundred Fifty Thousand Dollars ($250,000) annually, (z) such Cosmetic Alterations are not reasonably expected to have any material adverse effect on the Project and do not (i) require any structural modifications to the Premises, (ii) require any material changes to or adversely affect any Building systems, (iii) affect any portion of a Building or the Project that is exterior to the Premises or (iv) trigger any requirement under Applicable Laws that would require Landlord to make any alteration or improvement to the Premises, a Building or the Project. 17.2. Tenant shall not construct or permit to be constructed partitions or other obstructions that might interfere with free access to mechanical installation or service facilities of a Building or with other tenants’ components located within a Building, or interfere with the moving of Landlord’s equipment to or from the enclosures containing such installations or facilities. 17.3. Tenant shall accomplish any work performed on the Premises or a Building in such a manner as to permit any life safety systems to remain fully operable at all times. 17.4. Any work performed on the Premises, a Building or the Project by Tenant or Tenant’s contractors shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant or Tenant’s contractors shall be performed in full compliance with Applicable Laws. Within thirty (30) days after completion of any Alterations, Tenant shall provide Landlord with complete “as built” drawing print sets and electronic CADD files on disc (or files in such other current format in common use as Landlord reasonably approves or requires) showing any changes in the Premises, as well as a commissioning report prepared by a licensed, qualified commissioning agent hired by Tenant and approved by Landlord for all new or affected mechanical, electrical and plumbing systems (if reasonably requested by Landlord, given the scope of the Alterations). Any such “as built” plans shall show the applicable Alterations as an overlay on the Building as-built plans; provided that Landlord provides the Building “as built” plans to Tenant. 17.5. Before commencing any Alterations, Tenant shall (a) give Landlord at least thirty (30) days’ prior written notice of the proposed commencement of such work and the names and addresses of the persons supply labor or materials therefor so that Landlord may enter the Premises to post and keep posted thereon and therein notices or to take any further action that Landlord may reasonably deem proper for the protection of Landlord’s interest in the Project and (b) shall, if required by Landlord, secure, at Tenant’s own cost and expense, a completion and lien indemnity bond satisfactory to Landlord for such work (provided that no bond will be required for alterations costing less than Two Hundred Fifty Thousand Dollars ($250,000)). 17.6. Tenant shall repair any damage to the Premises arising from Tenant’s removal of any property from the Premises. During any such restoration period, Tenant shall pay Rent to

35 Landlord as provided herein as if such space were otherwise occupied by Tenant. The provisions of this Section shall survive the expiration or earlier termination of this Lease. 17.7. The Premises plus any Alterations; Signage; Tenant Improvements; attached equipment, attached fixtures and attached trade fixtures; movable laboratory casework and related appliances; and other additions and improvements attached to or built into the Premises made by either of the parties (including all floor and wall coverings; paneling; sinks and related plumbing fixtures; attached laboratory benches; exterior venting fume hoods; walk-in freezers and refrigerators; ductwork; conduits; electrical panels and circuits; attached machinery and equipment; and built-in furniture and cabinets, in each case, together with all additions and accessories thereto, but expressly excluding Tenant’s Property (as defined below)), shall (unless, prior to such construction or installation, Landlord elects otherwise in writing) at all times remain the property of Landlord, shall remain in the Premises and shall (unless, prior to construction or installation thereof, Landlord elects otherwise in writing) be surrendered to Landlord upon the expiration or earlier termination of this Lease. However, all unattached trade fixtures, moveable laboratory benches, moveable furniture, moveable equipment, and other unattached personal property placed in the Premises by Tenant shall remain the Property of Tenant, and may be removed by Tenant. For the avoidance of doubt, the items listed on Exhibit H attached hereto (which Exhibit H may be updated by Tenant during the Term, subject to Landlord’s reasonable written consent) constitute Tenant’s property (the “Tenant’s Property”) and shall be removed by Tenant upon the expiration or earlier termination of the Lease. Tenant may remove the Tenant's Property from the Premises at any time, provided that Tenant repairs all damage caused by such removal. 17.8. Notwithstanding any other provision of this Article to the contrary, in no event shall Tenant remove any improvement from the Premises as to which Landlord contributed payment, including the Tenant Improvements, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion. 17.9. If Tenant shall fail to remove any of its property from the Premises prior to the expiration or earlier termination of this Lease, then Landlord may, at its option, remove the same in any manner that Landlord shall choose and store such effects without liability to Tenant for loss thereof or damage thereto, and Tenant shall pay Landlord, upon demand, any costs and expenses incurred due to such removal and storage or Landlord may, at its sole option and without notice to Tenant, sell such property or any portion thereof at private sale and without legal process for such price as Landlord may obtain and apply the proceeds of such sale against any (a) amounts due by Tenant to Landlord under this Lease and (b) any expenses incident to the removal, storage and sale of such personal property. 17.10. Tenant shall pay to Landlord an amount equal to three percent (3%) of the cost to Tenant of all Alterations to cover Landlord’s overhead and expenses for plan review, engineering review, coordination, scheduling and supervision thereof or obtaining any required Lender consent (provided, however, that the total amount of such fee payable by Tenant to Landlord with respect to any particular Alteration project shall not exceed the greater of (a) an amount equal to Ten Thousand Dollars ($10,000), or (b) an amount equal to Landlord’s actual out-of-pocket costs incurred in connection with the plan review, engineering review, coordination, scheduling and supervision of such Alteration project). For purposes of payment of such sum, Tenant shall submit

36 to Landlord copies of all bills, invoices and statements covering the costs of such charges, accompanied by payment to Landlord of the fee set forth in this Section. Tenant shall reimburse Landlord for any extra expenses incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays arising from such faulty work, or by reason of inadequate clean-up. 17.11. If requested by Landlord, within sixty (60) days after final completion of any Alterations performed by Tenant with respect to the Premises, Tenant shall submit to Landlord documentation showing the amounts expended by Tenant with respect to such Alterations, together with supporting documentation reasonably acceptable to Landlord. 17.12. Tenant shall take, and shall cause its contractors to take, commercially reasonable steps to protect the Premises during the performance of any Alterations, including covering or temporarily removing any window coverings so as to guard against dust, debris or damage. 17.13. Tenant shall require its contractors and subcontractors performing work on the Premises to name Landlord, BioMed Realty, L.P., and their respective officers, employees, directors, representatives, agents, general partners, members, subsidiaries, affiliates and Lenders (collectively with Landlord, the “Landlord Parties”) as additional insureds on their respective insurance policies. 18. Repairs and Maintenance. 18.1. Landlord shall repair and maintain the structural and exterior portions and Common Area of the Buildings and the Project, including roofing and covering materials; foundations (excluding any architectural slabs, but including any structural slabs); exterior walls; base Building plumbing systems serving the Common Area and/or more than one tenant of the Building (for purposes of clarity, any portion of the Building plumbing systems exclusively serving the Premises shall not be part of the base Building plumbing systems and shall be Tenant’s obligation to maintain and repair pursuant to Section 18.2 below); base Building fire sprinkler systems serving the Common Area and/or more than one tenant of the Building (if any) (for purposes of clarity, any portion of the Building fire sprinkler systems exclusively serving the Premises shall not be part of the base Building plumbing systems and shall be Tenant’s obligation to maintain and repair pursuant to Section 18.2 below); base Building HVAC systems up to the first damper or isolation valve that serves the Premises (for purposes of clarity, the portion of the HVAC system that includes such first damper or isolation valve and extends into and through the Premises, and any supplemental HVAC serving the Premises shall not be part of the base Building HVAC and shall be Tenant’s obligation to maintain and repair pursuant to Section 18.2 below); elevators; and base Building electrical systems installed or furnished by Landlord. 18.2. Except for services of Landlord, if any, required by Section 18.1, Tenant shall at Tenant’s sole cost and expense maintain and keep the Premises (including but not limited to (i) the portion of the HVAC system that includes the first damper or isolation valve and extends into and through the Premises and any supplemental HVAC serving the Premises, (ii) the portion of the Building plumbing system exclusively serving the Premises (e.g., pipes serving only the Premises (including those pipes that lead to shared pipes maintained by Landlord), sinks located within the Premises, and garbage disposals located within the Premises), (iii) the portion of the Building fire sprinkler system exclusively serving the Premises (e.g., sprinkler heads, horizontal pipe runs), and

37 (iv) and any other systems or equipment exclusively serving the Premises) and every part thereof in good condition and repair, ordinary wear and tear excepted, and shall, within ten (10) days after receipt of written notice from Landlord, provide to Landlord any maintenance records that Landlord reasonably requests. Notwithstanding the foregoing, in no event shall Tenant have any obligation to repair, maintain, or replace any portion of any base Building system serving the Premises that is located underground. Tenant shall, upon the expiration or sooner termination of the Term, surrender the Premises to Landlord in as good a condition as when received, ordinary wear and tear and repairs which are not Tenant’s responsibility hereunder excepted; and shall, at Landlord’s request and Tenant’s sole cost and expense, remove all telephone and data systems, wiring and equipment from the Premises, and repair any damage to the Premises caused thereby. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, other than pursuant to the terms and provisions of this Lease and the Work Letter. 18.3. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance that is Landlord’s obligation pursuant to this Lease unless such failure shall persist for an unreasonable time after Tenant provides Landlord with written notice of the need of such repairs or maintenance. Tenant waives its rights under Applicable Laws now or hereafter in effect to make repairs at Landlord’s expense. 18.4. If any excavation shall be made upon land adjacent to or under a Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as such person shall deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant’s obligations under this Lease; provided that during any non-emergency entry by such third persons, such persons will use commercially reasonable efforts to perform such work in a manner which minimizes disruption to Tenant’s operations in the Premises and comply with Section 14.4 above. 18.5. This Article relates to repairs and maintenance arising in the ordinary course of operation of the Buildings and the Project. In the event of a casualty described in Article 24, Article 24 shall apply in lieu of this Article. In the event of eminent domain, Article 25 shall apply in lieu of this Article. 18.6. Costs incurred by Landlord pursuant to this Article shall constitute Operating Expenses to the extent permitted by the terms of Article 9. 19. Liens. 19.1. Subject to the immediately succeeding sentence, Tenant shall keep the Premises, the Buildings and the Project free from any liens arising from work or services performed, materials furnished to or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic’s or materialman’s lien filed against the Premises, a Building or the Project for work or services claimed to have been done for, or materials claimed to have been furnished to, or obligations incurred by Tenant shall be discharged or bonded by Tenant within ten (10) days after Tenant’s receipt of notice of the filing thereof, at Tenant’s sole cost and expense.

38 19.2. Should Tenant fail to discharge or bond against any lien of the nature described in Section 19.1, Landlord may, at Landlord’s election, pay such claim or post a statutory lien bond or otherwise provide security to eliminate the lien as a claim against title, and Tenant shall immediately reimburse Landlord for the costs thereof as Additional Rent. Tenant shall Indemnify the Landlord Indemnitees from and against any Claims arising from any such liens, including any administrative, court or other legal proceedings related to such liens. 19.3. In the event that Tenant leases or finances the acquisition of office equipment, furnishings or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code financing statement shall, upon its face or by exhibit thereto, indicate that such financing statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Premises, any Building or the Project be furnished on a financing statement without qualifying language as to applicability of the lien only to removable personal property located in an identified suite leased by Tenant. Should any holder of a financing statement record or place of record a financing statement that appears to constitute a lien against any interest of Landlord or against equipment that may be located other than within an identified suite leased by Tenant, Tenant shall, within ten (10) days after Tenant receives notice of the filing of such financing statement, cause (a) a copy of the lender security agreement or other documents to which the financing statement pertains to be furnished to Landlord to facilitate Landlord’s ability to demonstrate that the lien of such financing statement is not applicable to Landlord’s interest and (b) Tenant’s lender to amend such financing statement and any other documents of record to clarify that any liens imposed thereby are not applicable to any interest of Landlord in the Premises, any Building or the Project. 20. Estoppel Certificate. Tenant shall, within ten (10) business days after receipt of written notice from Landlord, execute, acknowledge and deliver a statement in writing substantially in the form attached to this Lease as Exhibit I, or on any other form reasonably requested by a current or proposed Lender or encumbrancer or proposed purchaser, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which rental and other charges are paid in advance, if any, (b) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth such further information with respect to this Lease or the Premises as may be requested thereon. Any such statements may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Property. Tenant’s failure to deliver any such statement within the prescribed time shall, at Landlord’s option, constitute a Default (as defined below) under this Lease after the expiration of any applicable notice and cure period, and, in any event, shall be binding upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution. 21. Hazardous Materials. 21.1. Tenant shall not cause or permit any Hazardous Materials (as defined below) to be brought upon, kept or used in or about the Premises, any Building or the Project in violation of Applicable Laws by Tenant or any of its employees, agents, contractors or invitees (collectively

39 with Tenant, each a “Tenant Party” and collectively, the “Tenant Parties”). If (a) Tenant breaches such obligation, (b) the presence of Hazardous Materials as a result of such a breach results in contamination of the Project, any portion thereof, or any adjacent property, (c) contamination of the Premises otherwise occurs during the Term or any extension or renewal hereof or holding over hereunder (other than (i) if such contamination results from migration of Hazardous Materials from outside the Premises (including Hazardous Materials originating from Landlord, another tenant at the Project or any other third-party that is not a Tenant Party), and not arising from the acts or omissions of a Tenant Party or coming from property owned or leased by a Tenant Party or (ii) to the extent such contamination arises directly from Landlord’s negligence or willful misconduct) or (d) contamination of the Project occurs as a result of Hazardous Materials that are placed on or under or are released into the Project by a Tenant Party, then Tenant shall Indemnify the Landlord Indemnitees from and against any and all Claims of any kind or nature arising therefrom, including (w) diminution in value of the Project or any portion thereof, (x) damages for the loss or restriction on use of rentable or usable space or of any amenity of the Project, (y) damages arising from any adverse impact on marketing of space in the Project or any portion thereof and (z) sums paid in settlement of Claims that arise before, during or after the Term as a result of such breach or contamination. This Indemnification by Tenant includes costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any Governmental Authority because of Hazardous Materials present in the air, soil or groundwater above, on, under or about the Project for which Tenant is responsible hereunder. Without limiting the foregoing, if the presence of any Hazardous Materials in, on, under or about the Project, any portion thereof or any adjacent property caused or permitted by any Tenant Party results in any contamination of the Project, any portion thereof or any adjacent property, then Tenant shall promptly take all actions at its sole cost and expense as are necessary to return the Project, any portion thereof or any adjacent property to its respective condition existing prior to the time of such contamination; provided that Landlord’s written approval of such action shall first be obtained, which approval Landlord shall not unreasonably withhold; and provided, further, that it shall be reasonable for Landlord to withhold its consent if such actions could have a material adverse long-term or short-term effect on the Project, any portion thereof or any adjacent property. Tenant’s obligations under this Section shall not be affected, reduced or limited by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant under workers’ compensation acts, disability benefit acts, employee benefit acts or similar legislation. Notwithstanding the foregoing, Landlord shall Indemnify the Tenant Parties from and against any and all Claims arising from the presence of Hazardous Materials at the Project in violation of Applicable Laws as of the Execution Date, unless placed at the Project by a Tenant Party. 21.2. Landlord acknowledges that it is not the intent of this Article to prohibit Tenant from operating its business for the Permitted Use. Tenant may operate its business according to the custom of Tenant’s industry so long as the use or presence of Hazardous Materials is strictly and properly monitored in accordance with Applicable Laws. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord (a) a list identifying each type of Hazardous Material to be present at the Premises that is subject to regulation under any environmental Applicable Laws in the form of a Tier II form pursuant to Section 312 of the Emergency Planning and Community Right-to- Know Act of 1986 (or any successor statute) or any other form reasonably approved by Landlord, (b) a list of any and all approvals or permits from Governmental Authorities required in connection with the presence of such Hazardous Material at the Premises and (c) correct and complete copies

40 of (i) notices of violations of Applicable Laws related to Hazardous Materials and (ii) plans relating to the installation of any storage tanks to be installed in, on, under or about the Project (provided that installation of storage tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent Landlord may withhold in its sole and absolute discretion) and closure plans or any other documents required by any and all Governmental Authorities for any storage tanks installed in, on, under or about the Project for the closure of any such storage tanks (collectively, “Hazardous Materials Documents”). Tenant shall deliver to Landlord updated Hazardous Materials Documents, within fourteen (14) days after receipt of a written request therefor from Landlord, not more often than once per year, unless (m) there are any changes to the Hazardous Materials Documents or (n) Tenant initiates any Alterations or changes its business, in either case in a way that involves any material increase in the types or amounts of Hazardous Materials, in which case Tenant shall deliver updated Hazardous Materials documents (without Landlord having to request them) before or, if not practicable to do so before, as soon as reasonably practicable after the occurrence of the events in Subsection 21.2(m) or (n). For each type of Hazardous Material listed, the Hazardous Materials Documents shall include (t) the chemical name, (u) the material state (e.g., solid, liquid, gas or cryogen), (v) the concentration, (w) the storage amount and storage condition (e.g., in cabinets or not in cabinets), (x) the use amount and use condition (e.g., open use or closed use), (y) the location (e.g., room number or other identification) and (z) if known, the chemical abstract service number. Notwithstanding anything in this Section to the contrary, Tenant shall not be required to provide Landlord with any documents containing information of a proprietary nature, unless such documents contain a reference to Hazardous Materials or activities related to Hazardous Materials and such disclosure is permitted by Applicable Law. If Tenant provides Landlord with Hazardous Materials Documents containing information of a proprietary nature (and Tenant notifies Landlord that such Hazardous Materials Documents contain information of a proprietary nature), Landlord shall keep the same confidential and shall not disclose them to any third-party except to Landlord’s consultants and attorneys or as may be required by Applicable Laws. Landlord may, at Landlord’s expense, cause the Hazardous Materials Documents to be reviewed by a person or firm qualified to analyze Hazardous Materials to confirm compliance with the provisions of this Lease and with Applicable Laws. In the event that a review of the Hazardous Materials Documents indicates non- compliance with this Lease or Applicable Laws, Tenant shall, at its expense, diligently take steps to bring its storage and use of Hazardous Materials into compliance. Notwithstanding anything in this Lease to the contrary or Landlord’s review into Tenant’s Hazardous Materials Documents or use or disposal of hazardous materials, however, Landlord shall not have and expressly disclaims any liability related to Tenant’s or other tenants’ use or disposal of Hazardous Materials, it being acknowledged by Tenant that Tenant is best suited to evaluate the safety and efficacy of its Hazardous Materials usage and procedures. 21.3. Tenant represents and warrants to Landlord that it is not nor has it been, in connection with the use, disposal or storage of Hazardous Materials, (a) subject to a material enforcement order issued by any Governmental Authority or (b) required to take any remedial action by any Governmental Authority. 21.4. At any time, and from time to time, prior to the expiration of the Term, Landlord shall have the right to conduct appropriate tests of the Project or any portion thereof to demonstrate that Hazardous Materials are present or that contamination has occurred due to the acts or

41 omissions of a Tenant Party. Tenant shall pay all reasonable costs of such tests if such tests reveal that Hazardous Materials exist at the Project in violation of Tenant’s obligations under this Lease. 21.5. If underground or other storage tanks storing Hazardous Materials installed or utilized by Tenant are located on the Premises, or are hereafter placed on the Premises by Tenant (or by any other party, if such storage tanks are utilized by Tenant), then Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other steps necessary or required under the Applicable Laws. Tenant shall have no responsibility or liability for underground or other storage tanks installed by anyone other than Tenant unless Tenant utilizes such tanks, in which case Tenant’s responsibility for such tanks shall be as set forth in this Section. 21.6. Tenant shall promptly report to Landlord any actual or suspected presence of mold or water intrusion at the Premises. 21.7. Tenant’s obligations under this Article shall survive the expiration or earlier termination of the Lease. During any period of time needed by Tenant or Landlord after the termination of this Lease to complete the removal from the Premises of any Hazardous Materials which Tenant is responsible for hereunder, Tenant shall be deemed a holdover tenant and subject to the provisions of Article 27. 21.8. As used herein, the term “Hazardous Material” means any toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous substance, material or waste that is or becomes regulated by Applicable Laws or any Governmental Authority. 21.9. Notwithstanding anything to the contrary in this Lease, Landlord shall have sole control over the equitable allocation of fire control areas (as defined in the Uniform Building Code as adopted by the city or municipality(ies) in which the Project is located (the “UBC”)) within the Project for the storage of Hazardous Materials. Notwithstanding anything to the contrary in this Lease, the quantity of Hazardous Materials allowed by this Section is specific to Tenant and shall not run with the Lease in the event of a Transfer (as defined in Article 29). In the event of a Transfer, if the use of Hazardous Materials by such new tenant (“New Tenant”) is such that New Tenant utilizes fire control areas in the Project in excess of New Tenant’s Pro Rata Share of the Building or the Project, as applicable, then New Tenant shall, at its sole cost and expense and upon Landlord’s written request, establish and maintain a separate area of the Premises classified by the UBC as an “H” occupancy area for the use and storage of Hazardous Materials, or take such other action as is necessary to ensure that its share of the fire control areas of the Building and the Project is not greater than New Tenant’s Pro Rata Share of the Building or the Project, as applicable. Notwithstanding anything in this Lease to the contrary, Landlord shall not have and expressly disclaims any liability related to Tenant’s or other tenants’ use or disposal of fire control areas, it being acknowledged by Tenant that Tenant and other tenants are best suited to evaluate the safety and efficacy of its Hazardous Materials usage and procedures. 22. Odors and Exhaust. Tenant acknowledges that Landlord would not enter into this Lease with Tenant unless Tenant assured Landlord that under no circumstances will any other occupants of any Building or the Project (including persons legally present in any outdoor areas of the

42 Project) be subjected to odors or fumes (whether or not noxious), and that neither Building nor the Project will not be damaged by any exhaust, in each case from Tenant’s operations. Landlord and Tenant therefore agree as follows: 22.1. Tenant shall not cause or permit (or conduct any activities that would cause) any release of any odors or fumes of any kind from the Premises. 22.2. If a Building has a ventilation system that, in Landlord’s judgment, is adequate, suitable, and appropriate to vent the Premises in a manner that does not release odors affecting any indoor or outdoor part of the Project, Tenant shall vent the Premises through such system. If Landlord at any time determines that any existing ventilation system is inadequate, or if no ventilation system exists, Tenant shall in compliance with Applicable Laws vent all fumes and odors from the Premises (and remove odors from Tenant’s exhaust stream) as Landlord requires. The placement and configuration of all ventilation exhaust pipes, louvers and other equipment shall be subject to Landlord’s approval. Tenant acknowledges Landlord’s legitimate desire to maintain the Project (indoor and outdoor areas) in an odor-free manner, and Landlord may require Tenant to abate and remove all odors in a manner that goes beyond the requirements of Applicable Laws. 22.3. Tenant shall, at Tenant’s sole cost and expense, provide odor eliminators and other devices (such as filters, air cleaners, scrubbers and whatever other equipment may in Landlord’s judgment be necessary or appropriate from time to time) to completely remove, eliminate and abate any odors, fumes or other substances in Tenant’s exhaust stream that, in Landlord’s judgment, emanate from Tenant’s Premises. Any work Tenant performs under this Section shall constitute Alterations. 22.4. Tenant’s responsibility to remove, eliminate and abate odors, fumes and exhaust shall continue throughout the Term. Landlord’s construction of the Tenant Improvements shall not preclude Landlord from requiring additional measures to eliminate odors, fumes and other adverse impacts of Tenant’s exhaust stream (as Landlord may designate in Landlord’s discretion). Tenant shall install additional equipment as Landlord requires from time to time under the preceding sentence. Such installations shall constitute Alterations. 22.5. If Tenant fails to install satisfactory odor control equipment within ten (10) business days after Landlord’s demand made at any time, then Landlord may, without limiting Landlord’s other rights and remedies, require Tenant to cease and suspend any operations in the Premises that, in Landlord’s determination, cause odors, fumes or exhaust. For example, if Landlord determines that Tenant’s production of a certain type of product causes odors, fumes or exhaust, and Tenant does not install satisfactory odor control equipment within ten (10) business days after Landlord’s request, then Landlord may require Tenant to stop producing such type of product in the Premises unless and until Tenant has installed odor control equipment satisfactory to Landlord. 22.6. Without limiting the terms and conditions of this Article 22, Landlord acknowledges that the use of fume hoods for the Permitted Use and in accordance with all Applicable Laws will not, in and of itself, result in a violation of this Article 22. The foregoing does not relieve Tenant of its obligation to control odors or fumes which emanate from any fume hoods used in the Premises in accordance with this Article.

43 23. Insurance. 23.1. Landlord shall maintain all risk property insurance (subject to standard policy terms, conditions, limitations and exclusions) on a full replacement cost basis with limits, sub- limits and deductibles as are customary for similar properties in the region, which Landlord shall determine in its reasonable discretion. Landlord, subject to availability thereof, shall further insure, if Landlord deems it appropriate, coverage against flood, environmental hazard, earthquake, loss or failure of building equipment, and rental loss during the period of repairs or rebuilding, in each case with limits, sub-limits and deductibles as are customary for similar properties in the region, which Landlord shall determine in its sole and absolute discretion. Notwithstanding the foregoing, Landlord will insure permanently affixed improvements installed by Tenant in the Premises which are of a type typically found in general office and laboratory buildings (i.e., excluding specialized improvements which are unique to Tenant’s use as opposed to typical lab and office improvements); provided that the replacement cost value is provided to Landlord in writing promptly upon completion of the installation of such permanently affixed improvements. For clarity, if Tenant fails to provide Landlord with the replacement cost value of any permanently affixed improvements installed by Tenant, Tenant will be deemed to have elected to insure such items as specialized improvements. 23.2. In addition, Landlord shall carry Commercial General Liability insurance with limits of not less than One Million Dollars ($1,000,000) per occurrence/general aggregate for bodily injury (including death), or property damage with respect to the Project. 23.3. Tenant shall, at its own cost and expense, procure and maintain during the Term the following insurance for the benefit of Tenant and Landlord (as their interests may appear) with insurers financially acceptable and lawfully authorized to do business in the state where the Premises are located: (a) Commercial General Liability insurance on a broad-based occurrence coverage form, with coverages including but not limited to bodily injury (including death), property damage (including loss of use resulting therefrom), premises/operations, personal & advertising injury, and contractual liability with limits of liability of not less than $2,000,000 for bodily injury and property damage per occurrence, $2,000,000 general aggregate, which limits may be met by use of excess and/or umbrella liability insurance; provided that such coverage is at least as broad as the primary coverages required herein. (b) Commercial Automobile Liability insurance covering liability arising from the use or operation of any auto on behalf of Tenant or invited by Tenant (including those owned, hired, rented, leased, borrowed, scheduled or non-owned). Coverage shall be on a broad-based occurrence form in an amount not less than $1,000,000 combined single limit per accident for bodily injury and property damage. Such coverage shall apply to all vehicles and persons, whether accessing the property with active or passive consent. (c) Commercial Property insurance covering property damage to the full replacement cost value and business interruption. Covered property shall include all tenant improvements in the Premises to the extent not insured by Landlord pursuant to Section 23.1 (i.e., non-affixed improvements and any affixed improvements which are unique to Tenant’s use, not typical lab or office improvements, or installed by Tenant and not reported to Landlord as required

44 herein) and Tenant’s Property including personal property, furniture, fixtures, machinery, equipment, stock, and inventory, which may be owned by Tenant or Landlord and required to be insured hereunder, or which may be leased, rented, borrowed or in the care custody or control of Tenant, or Tenant’s agents, employees or subcontractors. Such insurance, with respect only to any affixed Tenant Improvements, Alterations or other work performed on the Premises by Tenant which is not insured by Landlord pursuant to Section 23.1 above (collectively, “Tenant Work”), shall name Landlord and Landlord’s current and future mortgagees as loss payees as their interests may appear. Such insurance shall be written on an “all risk” of physical loss or damage basis including the perils of fire, extended coverage, windstorm, vandalism, malicious mischief, sprinkler leakage, flood, earthquake, and such other risks Landlord may from time to time designate, for the full replacement cost value of the covered items with an agreed amount endorsement with no co-insurance. Business interruption coverage shall have limits sufficient to cover Tenant’s lost profits and necessary continuing expenses, including rents due Landlord under the Lease. The minimum period of indemnity for business interruption coverage shall be twelve (12) months plus twelve (12) months’ extended period of indemnity. (d) Workers’ Compensation in compliance with all Applicable Laws or as may be available on a voluntary basis. Employer’s Liability must be at least in the amount of $500,000 for bodily injury by accident for each employee, $1,000,000 for bodily injury by disease for each employee, and $500,000 bodily injury by disease for policy limit. (e) Medical malpractice insurance at limits of not less than $1,000,000 each claim during such periods, if any, that Tenant engages in the practice of medicine or clinical trials involving human beings at the Premises. (f) Pollution Legal Liability insurance is required if Tenant stores, handles, generates or treats Hazardous Materials, as determined solely by Landlord, on or about the Premises. Such coverage shall include bodily injury, sickness, disease, death or mental anguish or shock sustained by any person; property damage including physical injury to or destruction of tangible property including the resulting loss of use thereof, clean-up costs, and the loss of use of tangible property that has not been physically injured or destroyed; and defense costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such compensatory damages. Coverage shall apply to both sudden and non-sudden pollution conditions including the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water. Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the commencement date of this agreement, and coverage is continuously maintained during all periods in which Tenant occupies the Premises. Coverage shall be maintained with limits of not less than $1,000,000 per incident with a $2,000,000 policy aggregate and for a period of three (3) years thereafter. (g) During all construction by Tenant at the Premises, with respect to tenant improvements being constructed (including any Alterations, insurance required in Exhibit B-1 must be in place.

45 23.4. The insurance required of Tenant by this Article shall be with companies at all times having a current rating of not less than A- and financial category rating of at least Class VII in “A.M. Best’s Insurance Guide” current edition. Tenant shall obtain for Landlord from the insurance companies/broker or cause the insurance companies/broker to furnish certificates of insurance evidencing all coverages required herein to Landlord. Landlord reserves the right to require complete, certified copies of all required insurance policies including any endorsements. Tenant shall not cause such policy to be cancelable except after twenty (20) days’ prior written notice to Landlord from Tenant or its insurers (except in the event of non-payment of premium, in which case five (5) days’ written notice shall be given). All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry. Tenant’s required policies shall contain severability of interests clauses stating that, except with respect to limits of insurance, coverage shall apply separately to each insured or additional insured. Tenant shall, on the date of expiration of such policies, furnish Landlord with renewal certificates of insurance or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure such insurance on Tenant’s behalf and at its cost to be paid by Tenant as Additional Rent. Commercial General Liability, Commercial Automobile Liability, Umbrella Liability and Pollution Legal Liability insurance as required above shall name the Landlord Parties as additional insureds as respects liability arising from work or operations performed by or on behalf of Tenant, Tenant’s use or occupancy of Premises, and ownership, maintenance or use of vehicles by or on behalf of Tenant. Tenant must disclose any self-insurance, including self-insurance retentions, to Landlord in writing in advance, which shall be subject to Landlord’s prior written approval in its sole discretion. If Tenant self-insures with Landlord’s prior written approval, Tenant is itself acting as though it were providing the insurance required under the provisions of this Lease, and Tenant shall pay those amounts due in lieu of insurance proceeds that would have been covered and payable if the insurance policies had been carried for such self-insured coverages, which amounts shall be treated as insurance proceeds for all purposes under this Lease. 23.5. In each instance where insurance is to name the Landlord Parties as additional insureds, Tenant shall, upon Landlord’s written request, also designate and furnish certificates evidencing the Landlord Parties as additional insureds to (a) any Lender of Landlord holding a security interest in any Building or the Project, (b) the landlord under any lease whereunder Landlord is a tenant of the real property upon which the Building is located if the interest of Landlord is or shall become that of a tenant under a ground lease rather than that of a fee owner and (c) any management company retained by Landlord to manage the Project. 23.6. Tenant assumes the risk of damage to any of Tenant’s fixtures, goods, inventory, merchandise, and equipment, and Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom, relative to such damage, all as more particularly set forth within this Lease. Tenant shall, at Tenant’s sole cost and expense, carry such insurance as Tenant desires for Tenant’s protection with respect to personal property of Tenant or business interruption. 23.7. Tenant, on behalf of itself and its insurers, hereby waives any and all rights of recovery against the Landlord Parties with respect to any loss, damage, claims, suits or demands, howsoever caused, that are covered, or required to be covered, by valid and collectible workers’ compensation, employer’s liability insurance and other liability insurance required to be obtained and carried by Tenant pursuant to this Article, including any deductibles or self-insurance

46 maintained thereunder. Tenant agrees that the required workers’ compensation, employer’s liability and other liability insurance policies shall permit waivers of subrogation as required hereunder and hold harmless and indemnify the Landlord Parties for any loss or expense incurred as a result of a failure to obtain policies that permit waivers of subrogation. Tenant, upon obtaining the policies of workers’ compensation, employer’s liability and other liability insurance required or permitted under this Lease, shall give notice to its insurance carriers that the foregoing waiver of subrogation is contained in this Lease. If such policies shall not be obtainable with such waiver or shall be so obtainable only at a premium over that chargeable without such waiver, then Tenant shall notify Landlord of such conditions. In addition, notwithstanding anything to the contrary herein, each of Landlord and Tenant, on behalf of itself and its insurers, hereby waives and releases all rights of subrogation and recovery against the other party or such other party’s insurers with respect to any Claims covered by property insurance policies required to be obtained and maintained by the non-waiving party pursuant to this Lease, or that would have been covered had the non-waiving party obtained and maintained such policies, except to the extent of the non- waiving party’s gross negligence or willful misconduct. 23.8. Landlord may require insurance policy limits required under this Lease to be raised to conform with requirements of Landlord’s Lender or to bring coverage limits to levels then being required of new tenants within the Project, if such limits are then customarily being required of tenants of comparable premises in the vicinity of the Project. 23.9. In addition to other insurance required by this Lease to be carried by Tenant, if Tenant sells or merchandises alcoholic beverages in, upon or from any part of the Premises, then Tenant shall, at Tenant’s sole cost and expense, purchase and maintain in full force and effect during the Term liquor liability insurance in form and substance satisfactory to Landlord, with total limits of liability for bodily injury, loss of means of support and property damage for each occurrence in an amount and with a carrier reasonably acceptable to Landlord, and otherwise in compliance with the general provisions of this Article governing the provision of insurance by Tenant. Such policy shall name the Landlord Parties as additional insureds against any liability by virtue of Applicable Laws concerning the use, sale or giving away of alcoholic beverages. If at any time such insurance is for any reason not in force, then during all and any such times no selling or merchandising of alcoholic beverages shall be conducted by Tenant in, upon or from any part of the Premises. 23.10. Any costs incurred by Landlord pursuant to this Article shall constitute a portion of Operating Expenses, subject to Article 9. 23.11. The provisions of this Article shall survive the expiration or earlier termination of this Lease. 24. Damage or Destruction. 24.1. In the event of a partial destruction of (a) the Premises, (b) a Building, (c) the Common Area or (d) the Project ((a)-(d) collectively, the “Affected Areas”) by fire or other perils covered by extended coverage insurance not exceeding twenty-five percent (25%) of the full insurable value thereof, and provided that (w) the damage thereto is such that the Affected Areas may be repaired, reconstructed or restored within a period of nine (9) months from the date of the happening of such casualty, (x) Landlord shall receive insurance proceeds sufficient to cover the

47 cost of such repairs, reconstruction and restoration (except for any deductible amount provided by Landlord’s policy, which deductible amount, if paid by Landlord, shall constitute an Operating Expense to the extent permitted by the terms of Article 9), and (y) such casualty was not intentionally caused by a Tenant Party, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration of the Affected Areas and this Lease shall continue in full force and effect. 24.2. In the event of any damage to or destruction of a Building or the Project other than as described in Section 24.1, Landlord may elect to repair, reconstruct and restore the Building or the Project, as applicable, in which case this Lease shall continue in full force and effect. If Landlord elects not to repair, reconstruct and restore the Building or the Project, as applicable, then this Lease shall terminate as of the date of such damage or destruction. In the event of any damage or destruction (regardless of whether such damage is governed by Section 24.1 or this Section), if (a) in Landlord’s determination as set forth in the Damage Repair Estimate (as defined below), the Affected Areas cannot be repaired, reconstructed or restored within twelve (12) months after the date of the Damage Repair Estimate, (b) subject to Section 24.6, the Affected Areas are not actually repaired, reconstructed and restored within sixteen (16) months after the date of the Damage Repair Estimate, or (c) the damage and destruction occurs within the last twelve (12) months of the then-current Term and will take over one month to repair, then Tenant shall have the right to terminate this Lease, effective as of the date of such damage or destruction, by delivering to Landlord its written notice of termination (a “Termination Notice”) (y) with respect to Subsections 24.2(a) and (c), no later than fifteen (15) days after Landlord delivers to Tenant Landlord’s Damage Repair Estimate and (z) with respect to Subsection 24.2(b), no later than fifteen (15) days after such sixteen (16) month period (as the same may be extended pursuant to Section 24.6) expires. If Tenant provides Landlord with a Termination Notice pursuant to Subsection 24.2(z), Landlord shall have an additional thirty (30) days after receipt of such Termination Notice to complete the repair, reconstruction and restoration. If Landlord does not complete such repair, reconstruction and restoration within such thirty (30) day period, then Tenant may terminate this Lease by giving Landlord written notice within five (5) business days after the expiration of such thirty (30) day period. If Landlord does complete such repair, reconstruction and restoration within such thirty (30) day period, then this Lease shall continue in full force and effect. In the event that (i) damage or destruction of a Building provides Landlord and/or Tenant the right to terminate this Lease pursuant to Section 24.2 above, and (ii) such damage or destruction was limited to only one (1) Building (and not any other Building), then both Landlord’s and Tenant’s rights to terminate this Lease pursuant to Section 24.2 above shall only apply to the portion of the Premises located in the Building that was damaged or destroyed (i.e., if either party exercises its option to terminate pursuant to Section 24.2 above, then this Lease shall be terminated in accordance therewith only with respect to the portion of the Premises located in the Building that was damaged or destroyed, and this Lease shall not be terminated with respect to the portion of the Premises located in any other Building). 24.3. As soon as reasonably practicable, but in any event within sixty (60) days following the date of damage or destruction, Landlord shall notify Tenant of Landlord’s good faith estimate of the period of time in which the repairs, reconstruction and restoration will be completed (the “Damage Repair Estimate”), which estimate shall be based upon the opinion of a contractor

48 reasonably selected by Landlord and experienced in comparable repair, reconstruction and restoration of similar buildings. Additionally, Landlord shall give written notice to Tenant within sixty (60) days following the date of damage or destruction of its election not to repair, reconstruct or restore the Building or the Project, as applicable. 24.4. Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except with regard to (a) items occurring prior to the damage or destruction and (b) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof. 24.5. In the event of repair, reconstruction and restoration as provided in this Article, all Rent to be paid by Tenant under this Lease shall be abated proportionately based on the extent to which Tenant’s use of the Premises is impaired during the period of such repair, reconstruction or restoration; provided, however, that the amount of such abatement shall be reduced by the amount of Rent that is received by Tenant as part of the business interruption or loss of rental income with respect to the Premises from the proceeds of business interruption or loss of rental income insurance. 24.6. Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from completing the repair, reconstruction or restoration of the damage or destruction to the Premises after the occurrence of such damage or destruction by Force Majeure (as defined below) or delays caused by a Lender or Tenant Party, then the time for Landlord to commence or complete repairs, reconstruction and restoration shall be extended on a day-for-day basis. 24.7. If Landlord is obligated to or elects to repair, reconstruct or restore as herein provided, then Landlord shall be obligated to make such repairs, reconstruction or restoration only with regard to (a) those portions of the Premises that were originally provided at Landlord’s expense or that Landlord is required to insure pursuant to this Lease and (b) the Common Area portion of the Affected Areas. The repairs, reconstruction or restoration of improvements in the Premises (or outside the Premises and exclusively serving the Premises) not originally provided by Landlord or at Landlord’s expense or required to be insured by Landlord pursuant to this Lease shall be the obligation of Tenant. In the event Tenant has elected to install specialized improvements which are unique to Tenant’s use as opposed to typical lab and office improvements, Landlord shall, upon the need for replacement due to an insured loss, provide only the Building Standard, unless Tenant again elects to install such specialized improvements and pay any incremental costs related thereto, except to the extent that excess insurance proceeds, if received, are adequate to provide such specialized improvements, in addition to providing for basic repairs, reconstruction and restoration of the Premises, the Building and the Project. 24.8. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises if the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the Term or any extension thereof (and the Damage Repair Estimate indicates that more than sixty (60) days will be required for such repair, reconstruction or restoration).

49 24.9. Landlord’s obligation, should it elect or be obligated to repair, reconstruct or restore, shall be limited to the Affected Areas, and shall be conditioned upon Landlord receiving any permits or authorizations required by Applicable Laws. Tenant shall, at its expense, replace or fully repair any Alterations installed by Tenant which Tenant is required to insure and which are existing at the time of such damage or destruction and all of Tenant’s personal property. If Affected Areas are to be repaired, reconstructed or restored in accordance with the foregoing, Landlord shall make available to Tenant any portion of insurance proceeds it receives that are allocable to the Alterations constructed by Tenant pursuant to this Lease which are not being restored by Landlord; provided Tenant is not then in Default under this Lease, and subject to the requirements of any Lender of Landlord. 24.10. This Article sets forth the terms and conditions upon which this Lease may terminate in the event of any damage or destruction. Accordingly, the parties hereby waive the provisions of California Civil Code Sections 1932(2) and 1933(4) (and any successor statutes) permitting the parties to terminate this Lease as a result of any damage or destruction. 25. Eminent Domain. 25.1. In the event (a) the whole of all Affected Areas or (b) such part thereof as shall substantially interfere with Tenant’s use and occupancy of the Premises for the Permitted Use shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to such authority, except with regard to (y) items occurring prior to the taking and (z) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof. 25.2. In the event of a partial taking of (a) the Building or the Project or (b) drives, walkways or parking areas serving the Building or the Project for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then, without regard to whether any portion of the Premises occupied by Tenant was so taken, Landlord may elect to terminate this Lease (except with regard to (a) items occurring prior to the taking and (b) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof) as of such taking if such taking is, in Landlord’s reasonable opinion, of a material nature such as to make it uneconomical to continue use of the unappropriated portion for purposes of renting office or laboratory space. 25.3. Tenant shall be entitled to any award that is specifically awarded as compensation for (a) the taking of Tenant’s personal property that was installed at Tenant’s expense and (b) the costs of Tenant moving to a new location. Except as set forth in the previous sentence, any award for such taking shall be the property of Landlord. 25.4. If, upon any taking of the nature described in this Article, this Lease continues in effect, then Landlord shall promptly proceed to restore the Affected Areas to substantially their same condition prior to such partial taking. To the extent such restoration is infeasible, as determined by Landlord in its sole and absolute discretion, the Rent shall be decreased proportionately to reflect the loss of any portion of the Premises no longer available to Tenant.

50 25.5. This Article sets forth the terms and conditions upon which this Lease may terminate in the event of any taking. Accordingly, the parties hereby waive the provisions of California Code of Civil Procedure Section 1265.130 (and any successor statutes) permitting the parties to terminate this Lease as a result of any taking. 26. Surrender. 26.1. At least fifteen (15) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall provide Landlord with a facility decommissioning and Hazardous Materials closure plan for the Premises (“Exit Survey”) prepared by an independent third party state-certified professional with appropriate expertise, which Exit Survey must be reasonably acceptable to Landlord. The Exit Survey shall comply with the American National Standards Institute’s Laboratory Decommissioning guidelines (ANSI/AIHA Z9.11-2008) or any successor standards published by ANSI or any successor organization (or, if ANSI and its successors no longer exist, a similar entity publishing similar standards). In addition, at least ten (10) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall (a) provide Landlord with written evidence of all appropriate governmental releases obtained by Tenant in accordance with Applicable Laws, including laws pertaining to the surrender of the Premises, (b) place Laboratory Equipment Decontamination Forms on all decommissioned equipment to assure safe occupancy by future users and (c) conduct a site inspection with Landlord. In addition, Tenant agrees to remain responsible after the surrender of the Premises for the remediation of any recognized environmental conditions set forth in the Exit Survey and comply with any recommendations set forth in the Exit Survey, in each case to the extent the same are Tenant’s responsibility under this Lease. Tenant’s obligations under this Section shall survive the expiration or earlier termination of the Lease. 26.2. No surrender of possession of any part of the Premises shall release Tenant from any of its obligations hereunder, unless such surrender is accepted in writing by Landlord. 26.3. The voluntary or other surrender of this Lease by Tenant shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building, the Property or the Project, unless Landlord consents in writing, and shall, at Landlord’s option, operate as an assignment to Landlord of any or all subleases. 26.4. The voluntary or other surrender of any ground or other underlying lease that now exists or may hereafter be executed affecting the Building or the Project, or a mutual cancellation thereof or of Landlord’s interest therein by Landlord and its lessor shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building or the Property and shall, at the option of the successor to Landlord’s interest in the Building or the Project, as applicable, operate as an assignment of this Lease. 27. Holding Over. 27.1. If, with Landlord’s prior written consent, Tenant holds possession of all or any part of the Premises after the Term, Tenant shall become a tenant from month to month after the expiration or earlier termination of the Term, and in such case Tenant shall continue to pay (a) Base Rent in accordance with Article 7, as adjusted in accordance with Article 8, and (b) any amounts for which Tenant would otherwise be liable under this Lease if the Lease were still in

51 effect, including payments for Tenant’s Adjusted Share of Operating Expenses, and all other Additional Rent. Any such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. 27.2. Notwithstanding the foregoing, if Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without Landlord’s prior written consent, (a) Tenant shall become a tenant at sufferance subject to the terms and conditions of this Lease, except that the monthly rent shall be equal to one hundred fifty percent (150%) of the Base Rent in effect during the last thirty (30) days of the Term, plus any amounts for which Tenant would otherwise be liable under this Lease if the Lease were still in effect (i.e., Additional Rent), and (b) Tenant shall be liable to Landlord for any and all damages suffered by Landlord as a result of such holdover, including any lost rent or consequential, special and indirect damages (in each case, regardless of whether such damages are foreseeable). 27.3. Acceptance by Landlord of Rent after the expiration or earlier termination of the Term shall not result in an extension, renewal or reinstatement of this Lease. 27.4. The foregoing provisions of this Article are in addition to and do not affect Landlord’s right of reentry or any other rights of Landlord hereunder or as otherwise provided by Applicable Laws. 27.5. The provisions of this Article shall survive the expiration or earlier termination of this Lease. 28. Indemnification and Exculpation. 28.1. Tenant agrees to Indemnify the Landlord Indemnitees from and against any and all Claims of any kind or nature, real or alleged, arising from (a) injury to or death of any person or damage to any property occurring within or about the Premises, any Building, the Property or the Project, arising directly or indirectly out of (i) the presence at or use or occupancy of the Premises or Project by a Tenant Party or (ii) an act or omission on the part of any Tenant Party, (b) a breach or default by Tenant in the performance of any of its obligations hereunder or (c) injury to or death of persons or damage to or loss of any property, real or alleged, arising from the serving of alcoholic beverages at the Premises or Project, including liability under any dram shop law, host liquor law or similar Applicable Law, except to the extent arising directly from Landlord’s or the Landlord Parties’ negligence or willful misconduct. Tenant’s obligations under this Section shall not be affected, reduced or limited by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant under workers’ compensation acts, disability benefit acts, employee benefit acts or similar legislation. Tenant’s obligations under this Section shall survive the expiration or earlier termination of this Lease. Subject to Sections 28.2 and 31.13, Landlord agrees to Indemnify the Tenant Parties from and against any and all Claims arising from injury to or death of any person or damage to or loss of any physical property occurring within or about the Premises, the Buildings, the Property or the Project to the extent arising directly from Landlord’s or Landlord’s Parties’ gross negligence or willful misconduct. 28.2. Notwithstanding anything in this Lease to the contrary, Landlord shall not be liable to Tenant for and Tenant assumes all risk of (a) damage or losses arising from fire, electrical malfunction, gas explosion or water damage of any type (including broken water lines,

52 malfunctioning fire sprinkler systems, roof leaks or stoppages of lines), unless any such loss is due to Landlord’s willful disregard of written notice by Tenant of need for a repair that Landlord is responsible to make for an unreasonable period of time, and (b) damage to personal property; products manufactured, produced of stored by Tenant; or scientific research, including loss of records kept by Tenant within the Premises (in each case, regardless of whether such damages are foreseeable). Tenant further waives any claim for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property; products manufactured, produced of stored by Tenant; or scientific research as described in this Section. Notwithstanding anything in the foregoing or this Lease to the contrary, except (x) as otherwise provided herein (including Section 27.2), (y) as may be provided by Applicable Laws or (z) in the event of Tenant’s breach of Article 21 or Section 26.1, in no event shall Landlord or Tenant be liable to the other for any consequential, special or indirect damages arising from this Lease, including lost profits (provided that this Subsection 28.2(z) shall not limit Tenant’s liability for Base Rent or Additional Rent pursuant to this Lease). 28.3. Landlord shall not be liable for any damages arising from any act, omission or neglect of any other tenant in any Building or the Project, or of any other third party. 28.4. Tenant acknowledges that security devices and services, if any, while intended to deter crime, may not in given instances prevent theft or other criminal acts. Landlord shall not be liable for injuries or losses arising from criminal acts of third parties, and Tenant assumes the risk that any security device or service may malfunction or otherwise be circumvented by a criminal, or that Landlord may decide (in its sole and absolute discretion) not to monitor any installed security devices. If Tenant desires protection against such criminal acts, then Tenant shall, at Tenant’s sole cost and expense, obtain appropriate insurance coverage. Tenant’s security programs and equipment for the Premises shall be coordinated with Landlord and subject to Landlord’s reasonable approval. 28.5. The provisions of this Article shall survive the expiration or earlier termination of this Lease. 29. Assignment or Subletting. 29.1. Except as hereinafter expressly permitted, none of the following (each, a “Transfer”), either voluntarily or by operation of Applicable Laws, shall be directly or indirectly performed without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed: (a) Tenant selling, hypothecating, assigning, pledging, encumbering or otherwise transferring its interest in this Lease or subletting all or a portion of the Premises, (b) a controlling interest in Tenant being sold, assigned or otherwise transferred (other than as a result of shares in Tenant being sold on a public stock exchange) or (c) the sale of all or substantially of Tenant’s assets (both (b) and (c), a “Change of Control”). For purposes of the preceding sentence, “control” means (f) owning (directly or indirectly) more than fifty percent (50%) of the stock or other equity interests of another person or (g) possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of such person. Notwithstanding the foregoing, Tenant shall have the right to, without Landlord’s prior written consent, and without being subject to Landlord’s profit sharing or recapture rights below, (A) undergo a Change of Control, or (B) Transfer Tenant’s interest in this Lease or the Premises or any part thereof to any person that (i) acquires all or substantially all of the assets or stock of Tenant, (ii) is a successor to

53 Tenant by merger, consolidation or reorganization, or (iii) as of the date of determination and at all times thereafter directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Tenant (any person described in (i), (ii), or (iii), a “Tenant’s Affiliate”); provided that Tenant shall notify Landlord in writing at least thirty (30) days prior to the effectiveness of such Transfer (an “Exempt Transfer”) and otherwise comply with the requirements of this Lease regarding such Transfer; and provided, further, that the person that will be the tenant under this Lease after the Exempt Transfer has a net worth (as of both the day immediately prior to and the day immediately after the Exempt Transfer) that is equal to or greater than the net worth (as of both the Execution Date and the date of the Exempt Transfer) of the transferring Tenant. For purposes of the immediately preceding sentence, “control” requires both (m) owning (directly or indirectly) more than fifty percent (50%) of the stock or other equity interests of another person and (n) possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of such person. 29.2. In the event Tenant desires to effect a Transfer, then, at least thirty (30) but not more than one hundred eighty (180) days prior to the date when Tenant desires the Transfer to be effective (the “Transfer Date”), Tenant shall provide written notice to Landlord (the “Transfer Notice”) containing information (including references) concerning the character of the proposed transferee, assignee or sublessee; the Transfer Date; the most recent unconsolidated financial statements of Tenant (if Tenant is no longer publicly traded) and of the proposed transferee, assignee or sublessee satisfying the requirements of Section 40.2 (“Required Financials”); any ownership or commercial relationship between Tenant and the proposed transferee, assignee or sublessee; copies of Hazardous Materials Documents for the proposed transferee, assignee or sublessee; and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord shall reasonably require. 29.3. Landlord, in determining whether consent should be given to a proposed Transfer, may give consideration to such factors as Landlord reasonably deems material, including (a) the financial strength of Tenant and of such transferee, assignee or sublessee (notwithstanding Tenant remaining liable for Tenant’s performance), (b) any change in use that such transferee, assignee or sublessee proposes to make in the use of the Premises and (c) Landlord’s desire to exercise its rights under Section 29.7 to recapture the Premises. In no event shall Landlord be deemed to be unreasonable for declining to consent to a Transfer if the Transfer is to a transferee, assignee or sublessee of poor reputation, lacking financial qualifications or seeking a change in the Permitted Use, or jeopardizing directly or indirectly the status of Landlord or any of Landlord’s affiliates as a Real Estate Investment Trust under the Internal Revenue Code of 1986 (as the same may be amended from time to time, the “Revenue Code”). Notwithstanding anything contained in this Lease to the contrary, (w) no Transfer shall be consummated on any basis such that the rental or other amounts to be paid by the occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of such occupant, assignee, manager or other transferee; (x) Tenant shall not furnish or render any services to an occupant, assignee, manager or other transferee with respect to whom transfer consideration is required to be paid, or manage or operate the Premises or any capital additions so transferred, with respect to which transfer consideration is being paid; (y) Tenant shall not consummate a Transfer with any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Revenue Code); and (z) Tenant shall not consummate a Transfer with any person or in any manner that could cause any portion of

54 the amounts received by Landlord pursuant to this Lease or any sublease, license or other arrangement for the right to use, occupy or possess any portion of the Premises to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Revenue Code, or any similar or successor provision thereto or which could cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Revenue Code. Notwithstanding anything in this Lease to the contrary, if (a) Tenant or any proposed transferee, assignee or sublessee of Tenant has been required by any prior landlord, Lender or Governmental Authority to take material remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such party’s action or omission or use of the property in question or (b) Tenant or any proposed transferee, assignee or sublessee is subject to a material enforcement order issued by any Governmental Authority in connection with the use, disposal or storage of Hazardous Materials, then Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion (with respect to any such matter involving Tenant), and it shall not be unreasonable for Landlord to withhold its consent to any proposed transfer, assignment or subletting (with respect to any such matter involving a proposed transferee, assignee or sublessee). 29.4. The following are conditions precedent to a Transfer or to Landlord considering a request by Tenant to a Transfer: (a) Tenant shall remain fully liable under this Lease. Tenant agrees that it shall not be (and shall not be deemed to be) a guarantor or surety of this Lease, however, and waives its right to claim that is it is a guarantor or surety or to raise in any legal proceeding any guarantor or surety defenses permitted by this Lease or by Applicable Laws; (b) If Tenant or the proposed transferee, assignee or sublessee does not or cannot deliver the Required Financials, then Landlord may elect, as a condition to its consent (which condition is hereby agreed by the parties to be reasonable), to have either Tenant’s ultimate parent company or the proposed transferee’s, assignee’s or sublessee’s ultimate parent company provide a guaranty of the applicable entity’s obligations under this Lease, in a form acceptable to Landlord, which guaranty shall be executed and delivered to Landlord by the applicable guarantor prior to the Transfer Date; (c) In the case of an Exempt Transfer, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the Transfer qualifies as an Exempt Transfer; (d) Tenant shall deliver evidence respecting the relevant business experience and financial responsibility and status of the proposed transferee, assignee or sublessee; (e) Tenant shall reimburse Landlord for Landlord’s actual and reasonable costs and expenses, including reasonable attorneys’ fees, charges and disbursements incurred in connection with the review, processing and documentation of such request (not to exceed $5,000 in the aggregate for any particular Transfer); (f) Except with respect to an Exempt Transfer, if Tenant’s transfer of rights or sharing of the Premises provides for the receipt by, on behalf of or on account of Tenant of any consideration of any kind whatsoever (including a premium rental for a sublease or lump sum payment for an assignment, but excluding Tenant’s reasonable costs in marketing and subleasing

55 the Premises, and to the extent the same do not exceed fair market value, amounts payable for the use or conveyance of personal property or equipment to such transferee) in excess of the rental and other charges due to Landlord under this Lease, Tenant shall (unless Landlord directs in writing otherwise) pay fifty percent (50%) of all of such excess actually received by Tenant to Landlord, after making deductions for any reasonable marketing expenses, tenant improvement funds expended by Tenant, alterations, cash concessions, brokerage commissions, attorneys’ fees and free rent actually paid by Tenant. If such consideration consists of cash paid to Tenant, payment to Landlord shall be made upon receipt by Tenant of such cash payment; (g) The proposed transferee, assignee or sublessee shall agree that, in the event Landlord gives such proposed transferee, assignee or sublessee notice that Tenant is in default under this Lease, such proposed transferee, assignee or sublessee shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments shall be received by Landlord without any liability being incurred by Landlord, except to credit such payment against those due by Tenant under this Lease, and any such proposed transferee, assignee or sublessee shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, that in no event shall Landlord or its Lenders, successors or assigns be obligated to accept such attornment; (h) Landlord’s consent to any such Transfer shall be effected on Landlord’s commercially reasonable forms; (i) Tenant shall not then be in default hereunder in any respect; (j) Such proposed transferee, assignee or sublessee’s use of the Premises shall be the same as the Permitted Use; (k) Landlord shall not be bound by any provision of any agreement pertaining to the Transfer, except for Landlord’s written consent to the same; (l) Tenant shall pay all transfer and other taxes (including interest and penalties) assessed or payable for any Transfer; (m) Landlord’s consent (or waiver of its rights) for any Transfer shall not waive Landlord’s right to consent or refuse consent to any later Transfer; (n) Tenant shall deliver to Landlord one executed copy of any and all written instruments evidencing or relating to the Transfer; and (o) Tenant shall deliver to Landlord a list of Hazardous Materials (as defined below), certified by the proposed transferee, assignee or sublessee to be true and correct, that the proposed transferee, assignee or sublessee intends to use or store in the Premises. Additionally, Tenant shall deliver to Landlord, on or before the date any proposed transferee, assignee or sublessee takes occupancy of the Premises, all of the items relating to Hazardous Materials of such proposed transferee, assignee or sublessee as described in Section 21.2. 29.5. Any Transfer that is not in compliance with the provisions of this Article or with respect to which Tenant does not fulfill its obligations pursuant to this Article shall (a) constitute

56 a Default, (b) be voidable by Landlord and (c), at Landlord’s option, terminate this Lease, except for those provisions that, by their express terms, survive the expiration or earlier termination hereof. 29.6. Notwithstanding any Transfer, Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due or to become due hereunder, and for the full performance of all other terms, conditions and covenants to be kept and performed by Tenant. The acceptance of Rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant or condition thereof, from any person or entity other than Tenant shall not be deemed a waiver of any of the provisions of this Lease or a consent to any Transfer. 29.7. If Tenant delivers to Landlord a Transfer Notice indicating a desire to assign this Lease (or sublease more than seventy-five percent (75%) of the Rentable Area of the Premises) to a proposed transferee, assignee or sublessee (other than pursuant to an Exempt Transfer), then Landlord shall have the option, exercisable by giving notice to Tenant at any time within thirty (30) days after Landlord’s receipt of such Transfer Notice, to terminate this Lease as of the date specified in the Transfer Notice as the Transfer Date, except for those provisions that, by their express terms, survive the expiration or earlier termination hereof. If Landlord exercises such option, then Tenant shall have the right to withdraw such Transfer Notice by delivering to Landlord written notice of such election within five (5) days after Landlord’s delivery of notice electing to exercise Landlord’s option to terminate this Lease. In the event Tenant withdraws the Transfer Notice as provided in this Section, this Lease shall continue in full force and effect. No failure of Landlord to exercise its option to terminate this Lease shall be deemed to be Landlord’s consent to a proposed Transfer. 29.8. If Tenant sublets the Premises or any portion thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and appoints Landlord as assignee and attorney-in-fact for Tenant, and Landlord (or a receiver for Tenant appointed on Landlord’s application) may collect such rent and apply it toward Tenant’s obligations under this Lease; provided that, until the occurrence of a Default (as defined below) by Tenant, Tenant shall have the right to collect such rent. 29.9. In the event that Tenant enters into a sublease for the entire Premises in accordance with this Article that expires within two (2) days of the Term Expiration Date, the term expiration date of such sublease shall, notwithstanding anything in this Lease, the sublease or any consent to the sublease to the contrary, be deemed to be the date that is two (2) days prior to the Term Expiration Date. 30. Subordination and Attornment. 30.1. This Lease shall be subject and subordinate to the lien of any mortgage, deed of trust, or lease in which Landlord is tenant now or hereafter in force against any Building or the Project and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided, however, that the automatic subordination to any future mortgage, deed of trust or lease provided for in this Section is expressly conditioned upon the holder of such mortgage, deed of trust or lease executing a subordination, non-disturbance and attornment agreement on such party’s standard form.

57 30.2. Notwithstanding the foregoing, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust or lease in which Landlord is tenant as may be reasonably required by Landlord. If any Lender so elects, however, this Lease shall be deemed prior in lien to any such lease, mortgage, or deed of trust upon or including the Premises regardless of date and Tenant shall execute a statement in writing to such effect at Landlord’s request. If Tenant fails to execute any document required from Tenant under this Section within ten (10) days after written request therefor, Tenant hereby constitutes and appoints Landlord or its special attorney-in-fact to execute and deliver any such document or documents in the name of Tenant. Such power is coupled with an interest and is irrevocable. For the avoidance of doubt, “Lenders” shall also include historic tax credit investors and new market tax credit investors. Landlord shall request a subordination and non-disturbance agreement from the current lender on the Project; provided, however, that (a) Landlord shall have no obligation to obtain such subordination and non-disturbance agreement (and Tenant shall have no right or remedy in the event that such lender refuses to provide such subordination and non-disturbance agreement), and (b) Tenant shall pay all fees and expenses of any kind (including, without limitation, attorneys’ fees) imposed or required by such lender in connection with such subordination and non-disturbance agreement. 30.3. Upon written request of Landlord and opportunity for Tenant to review, Tenant agrees to execute any reasonable Lease amendments not materially altering the terms of this Lease or materially increasing Tenant’s liability or materially and adversely decreasing Tenant’s rights under this Lease, if required by a Lender incident to the financing of the real property of which the Premises constitute a part. 30.4. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease. 31. Defaults and Remedies. 31.1. Late payment by Tenant to Landlord of Rent and other sums due shall cause Landlord to incur costs not contemplated by this Lease, the exact amount of which shall be extremely difficult and impracticable to ascertain. Such costs include processing and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within three (3) business days after the date such payment is due, Tenant shall pay to Landlord (a) an additional sum of five percent (5%) of the overdue Rent as a late charge plus (b) interest at an annual rate (the “Default Rate”) equal to the lesser of (a) twelve percent (12%) and (b) the highest rate permitted by Applicable Laws. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord shall incur by reason of late payment by Tenant and shall be payable as Additional Rent to Landlord due with the next installment of Rent or within five (5) business days after Landlord’s demand, whichever is earlier. Landlord’s acceptance of any Additional Rent (including a late charge or any other amount hereunder) shall not be deemed an extension of the date that Rent is due or prevent Landlord from pursuing any other rights or remedies under this Lease, at law or in equity. Notwithstanding anything to the

58 contrary in this Section, Tenant shall not be obligated to pay a late charge or interest pursuant to this Section for the first (1st) late payment of Rent during any twelve (12) month period during the Term, unless Tenant fails to make such payment within five (5) days after Tenant’s receipt of notice from Landlord regarding such late payment (in which case Tenant will be responsible for late fees and interest). 31.2. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy provided in this Lease or in equity or at law. If a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord hereunder, Tenant shall have the right to make payment “under protest,” such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest. 31.3. If Tenant fails to pay any sum of money required to be paid by it hereunder or perform any other act on its part to be performed hereunder, in each case within the applicable cure period (if any) described in Section 31.4, then Landlord may (but shall not be obligated to), without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform such act; provided that such failure by Tenant unreasonably interfered with the use of the Building or the Project by any other tenant or with the efficient operation of the Building or the Project, or resulted or could have resulted in a violation of Applicable Laws or the cancellation of an insurance policy maintained by Landlord. Notwithstanding the foregoing, in the event of an emergency, Landlord shall have the right to enter the Premises and act in accordance with its rights as provided elsewhere in this Lease. In addition to the late charge described in Section 31.1, Tenant shall pay to Landlord as Additional Rent all sums so paid or incurred by Landlord, together with interest at the Default Rate, computed from the date such sums were paid or incurred. 31.4. The occurrence of any one or more of the following events shall constitute a “Default” hereunder by Tenant: (a) Tenant vacates the Premises and makes a statement in writing (which shall include e-mail) or issues a public statement that Tenant will not continue to satisfy all other terms and conditions of this Lease or Tenant abandons the Premises; (b) Tenant fails to make any payment of Rent, as and when due, or to satisfy its obligations under Article 19, where such failure shall continue for a period of three (3) business days after written notice thereof from Landlord to Tenant; (c) Tenant fails to observe or perform any obligation or covenant contained herein (other than described in Sections 31.4(a) and 31.4(b)) to be performed by Tenant, where such failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided that, if the nature of Tenant’s default is such that it reasonably requires more than thirty (30) days to cure, Tenant shall not be deemed to be in Default if Tenant commences such cure within such thirty (30) day period and thereafter diligently prosecutes the same to completion;

59 and provided, further, that such cure is completed no later than sixty (60) days after Tenant’s receipt of written notice from Landlord; (d) Tenant makes an assignment for the benefit of creditors; (e) A receiver, trustee or custodian is appointed to or does take title, possession or control of all or substantially all of Tenant’s assets; (f) Tenant files a voluntary petition under the United States Bankruptcy Code or any successor statute (as the same may be amended from time to time, the “Bankruptcy Code”) or an order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code; (g) Any involuntary petition is filed against Tenant under any chapter of the Bankruptcy Code and is not dismissed within one hundred twenty (120) days; (h) Tenant fails to deliver an estoppel certificate in accordance with Article 20 and such failure continues for three (3) business days after written notice from Landlord to Tenant; or (i) Tenant’s interest in this Lease is attached, executed upon or otherwise judicially seized and such action is not released within one hundred twenty (120) days of the action. Notices given under this Section shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice. 31.5. Intentionally Omitted. 31.6. In the event of a Default by Tenant, and at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy that Landlord may have, Landlord has the right to do any or all of the following: (a) Halt any Tenant Improvements and Alterations and order Tenant’s contractors, subcontractors, consultants, designers and material suppliers to stop work; (b) Terminate Tenant’s right to possession of the Premises by written notice to Tenant or by any lawful means, in which case Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby; and (c) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a

60 public warehouse or elsewhere at the cost and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including: (i) The sum of: A. The worth at the time of award of any unpaid Rent that had accrued at the time of such termination; plus B. The worth at the time of award of the amount by which the unpaid Rent that would have accrued during the period commencing with termination of the Lease and ending at the time of award exceeds that portion of the loss of Landlord’s rental income from the Premises that Tenant proves to Landlord’s reasonable satisfaction could have been reasonably avoided; plus C. The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds that portion of the loss of Landlord’s rental income from the Premises that Tenant proves to Landlord’s reasonable satisfaction could have been reasonably avoided; plus D. Any other amount necessary to compensate Landlord for all the detriment arising from Tenant’s failure to perform its obligations under this Lease or that in the ordinary course of things would be likely to result therefrom, including the cost of restoring the Premises to the condition required under the terms of this Lease; plus E. At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Laws; or (ii) Intentionally omitted. As used in Sections 31.6(c)(i)(A) and (B), “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 31.6(c)(i)(C), the “worth at the time of the award” shall be computed by taking the present value of such amount, using the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one (1) percentage point. 31.7. In addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 and may continue this Lease in effect after Tenant’s Default or abandonment and recover Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations. In addition, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Section, the following acts by Landlord will not constitute the termination of Tenant’s right to possession of the Premises:

61 (a) Acts of maintenance or preservation or efforts to relet the Premises, including alterations, remodeling, redecorating, repairs, replacements or painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or (b) The appointment of a receiver upon the initiative of Landlord to protect Landlord’s interest under this Lease or in the Premises. Notwithstanding the foregoing, in the event of a Default by Tenant, Landlord may elect at any time to terminate this Lease and to recover damages to which Landlord is entitled. 31.8. If Landlord does not elect to terminate this Lease as provided in Section 31.6, then Landlord may, from time to time, recover all Rent as it becomes due under this Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damages to which Landlord is entitled. 31.9. In the event Landlord elects to terminate this Lease and relet the Premises, Landlord may execute any new lease in its own name. Tenant shall have no right or authority whatsoever to collect any Rent from such tenant. The proceeds of any such reletting shall be applied as follows: (a) First, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, including storage charges or brokerage commissions owing from Tenant to Landlord as the result of such reletting; (b) Second, to the payment of the costs and expenses of reletting the Premises, including (i) alterations and repairs that Landlord deems reasonably necessary and advisable and (ii) reasonable attorneys’ fees, charges and disbursements incurred by Landlord in connection with the retaking of the Premises and such reletting; (c) Third, to the payment of Rent and other charges due and unpaid hereunder; and (d) Fourth, to the payment of future Rent and other damages payable by Tenant under this Lease. 31.10. All of Landlord’s rights, options and remedies hereunder shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies, or any other remedy or relief that may be provided by Applicable Laws, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in such waiver. Notwithstanding any provision of this Lease to the contrary, in no event shall Landlord be required to mitigate its damages with respect to any default by Tenant, except as required by Applicable Laws. Any such obligation imposed by Applicable Laws upon Landlord to relet the Premises after any termination of this Lease shall be subject to the reasonable requirements of Landlord to (a) lease to high quality tenants on such terms as Landlord may from time to time deem appropriate in its discretion and (b) develop the Project in a harmonious manner with a mix of uses, tenants, floor areas, terms of

62 tenancies, etc., as determined by Landlord. Landlord shall not be obligated to relet the Premises to (y) any Tenant’s Affiliate or (z) any party (i) unacceptable to a Lender, (ii) that requires Landlord to make improvements to or re-demise the Premises, (iii) that desires to change the Permitted Use, (iv) that desires to lease the Premises for more or less than the remaining Term or (v) to whom Landlord or an affiliate of Landlord may desire to lease other available space in the Project or at another property owned by Landlord or an affiliate of Landlord. 31.11. Landlord’s termination of (a) this Lease or (b) Tenant’s right to possession of the Premises shall not relieve Tenant of any liability to Landlord that has previously accrued or that shall arise based upon events that occurred prior to the later to occur of (y) the date of Lease termination and (z) the date Tenant surrenders possession of the Premises. 31.12. To the extent permitted by Applicable Laws, Tenant waives any and all rights of redemption granted by or under any present or future Applicable Laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises due to Tenant’s default hereunder or otherwise. 31.13. Landlord shall not be in default or liable for damages under this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event shall such failure continue for more than thirty (30) days after written notice from Tenant specifying the nature of Landlord’s failure; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate or cancel this Lease or to withhold or abate rent or to set off any Claims against Rent as a result of any default or breach by Landlord of any of its covenants, obligations, representations, warranties or promises hereunder, except as may otherwise be expressly set forth in this Lease. 31.14. In the event of any default by Landlord, Tenant shall give notice by registered or certified mail to any (a) beneficiary of a deed of trust or (b) mortgagee under a mortgage covering the Premises, the Building or the Project and to any landlord of any lease of land upon or within which the Premises, the Building or the Project is located (provided Tenant has been informed of the existence and address of such mortgagee or landlord), and shall offer such beneficiary, mortgagee or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Building or the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided that Landlord shall furnish to Tenant in writing, upon written request by Tenant, the names and addresses of all such persons who are to receive such notices. 32. Bankruptcy . In the event a debtor, trustee or debtor in possession under the Bankruptcy Code, or another person with similar rights, duties and powers under any other Applicable Laws, proposes to cure any default under this Lease or to assume or assign this Lease and is obliged to provide adequate assurance to Landlord that (a) a default shall be cured, (b) Landlord shall be compensated for its damages arising from any breach of this Lease and (c) future performance of

63 Tenant’s obligations under this Lease shall occur, then such adequate assurances shall include any or all of the following, as designated by Landlord in its sole and absolute discretion: 32.1. Those acts specified in the Bankruptcy Code or other Applicable Laws as included within the meaning of “adequate assurance,” even if this Lease does not concern a shopping center or other facility described in such Applicable Laws; 32.2. A prompt cash payment to compensate Landlord for any monetary defaults or actual damages arising directly from a breach of this Lease; 32.3. A cash deposit in an amount at least equal to the then-current amount of the Security Deposit; or 32.4. The assumption or assignment of all of Tenant’s interest and obligations under this Lease. 33. Brokers. 33.1 Tenant represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Kidder Mathews (“Broker”), and that it knows of no other real estate broker or agent that is or might be entitled to a commission in connection with this Lease. Landlord shall compensate Broker in relation to this Lease pursuant to a separate agreement between Landlord and Broker. 33.2 Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant’s decision to enter into this Lease, other than as contained in this Lease. 33.3 Tenant acknowledges and agrees that the employment of brokers by Landlord is for the purpose of solicitation of offers of leases from prospective tenants and that no authority is granted to any broker to furnish any representation (written or oral) or warranty from Landlord unless expressly contained within this Lease. Landlord is executing this Lease in reliance upon Tenant’s representations, warranties and agreements contained within Sections 33.1 and 33.2. 33.4 Tenant agrees to Indemnify the Landlord Indemnitees from any and all cost or liability for compensation claimed by any broker or agent, other than Broker, employed or engaged by Tenant or claiming to have been employed or engaged by Tenant. Landlord agrees to Indemnify the Tenant Parties from any and all cost or liability for compensation claimed by any broker or agent, other than Broker, employed or engaged by Landlord or claiming to have been employed or engaged by Landlord. 34. Definition of Landlord. With regard to obligations imposed upon Landlord pursuant to this Lease, the term “Landlord,” as used in this Lease, shall refer only to Landlord or Landlord’s then-current successor-in-interest. In the event of any transfer, assignment or conveyance of Landlord’s interest in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, Landlord herein named (and in case of any subsequent transfers or conveyances, the subsequent Landlord) shall be automatically freed and relieved, from and after the date of such transfer, assignment or conveyance, from all liability for the performance of any covenants or

64 obligations contained in this Lease thereafter to be performed by Landlord and, without further agreement, the transferee, assignee or conveyee of Landlord’s in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, shall be deemed to have assumed and agreed to observe and perform any and all covenants and obligations of Landlord hereunder during the tenure of its interest in the Lease or the Property. Landlord or any subsequent Landlord may transfer its interest in the Premises or this Lease without Tenant’s consent. 35. Limitation of Landlord’s Liability. 35.1 If Landlord is in default under this Lease and, as a consequence, Tenant recovers a monetary judgment against Landlord, the judgment shall be satisfied only out of (a) the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Building and the Project, (b) rent or other income from such real property receivable by Landlord or (c) the consideration received by Landlord from the sale, financing, refinancing or other disposition of all or any part of Landlord’s right, title or interest in the Building or the Project. 35.2 Neither Landlord nor any of its affiliates, nor any of their respective partners, shareholders, directors, officers, employees, members or agents shall be personally liable for Landlord’s obligations or any deficiency under this Lease, and service of process shall not be made against any shareholder, director, officer, employee or agent of Landlord or any of Landlord’s affiliates. No partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates shall be sued or named as a party in any suit or action, and service of process shall not be made against any partner or member of Landlord except as may be necessary to secure jurisdiction of the partnership, joint venture or limited liability company, as applicable. No partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates shall be required to answer or otherwise plead to any service of process, and no judgment shall be taken or writ of execution levied against any partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates. 35.3 Each of the covenants and agreements of this Article shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by Applicable Laws and shall survive the expiration or earlier termination of this Lease. 36. Joint and Several Obligations. If more than one person or entity executes this Lease as Tenant, then: 36.1. Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and such terms, covenants, conditions, provisions and agreements shall be binding with the same force and effect upon each and all of the persons executing this Agreement as Tenant; and 36.2. The term “Tenant,” as used in this Lease, means and includes each of them, jointly and severally. The act of, notice from, notice to, refund to, or signature of any one or more of them with respect to the tenancy under this Lease, including any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons

65 executing this Lease as Tenant with the same force and effect as if each and all of them had so acted, so given or received such notice or refund, or so signed. 37. Representations. Tenant guarantees, warrants and represents that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in the state in which the Property is located, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant’s obligations hereunder, (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so and (e) neither (i) the execution, delivery or performance of this Lease nor (ii) the consummation of the transactions contemplated hereby will violate or conflict with any provision of documents or instruments under which Tenant is constituted or to which Tenant is a party. In addition, Tenant guarantees, warrants and represents that none of (x) it, (y) its affiliates or partners nor (z) to its knowledge, its members, or any of their respective employees, officers, directors, representatives or agents is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or other similar governmental action. 38. Confidentiality. Tenant shall keep the terms and conditions of this Lease and any information provided to Tenant or its employees, agents or contractors pursuant to Article 9 confidential and shall not (a) disclose to any third party any terms or conditions of this Lease or any other Lease-related document (including subleases, assignments, work letters, construction contracts, letters of credit, subordination agreements, non-disturbance agreements, brokerage agreements or estoppels) or the contents of any documents, reports, surveys or evaluations related to the Project or any portion thereof or (b) provide to any third party an original or copy of this Lease (or any Lease-related document or other document referenced in Subsection 38(a)). Landlord shall not release to any third party any non-public information that Tenant gives Landlord and is clearly marked or designated by Tenant as “Confidential.” Notwithstanding the foregoing, confidential information under this Section may be released by Landlord or Tenant under the following circumstances: (w) if required by Applicable Laws or in any judicial proceeding; provided that the releasing party has given the other party reasonable notice of such requirement, if feasible, (x) to a party’s attorneys, accountants, brokers, lenders, potential lenders, investors, potential investors, purchasers, potential purchasers and other bona fide consultants or advisers (with respect to this Lease and any Lease-related document only); provided such third parties agree to be bound by this Section, (y) to a party’s lenders for purposes of financial reporting or (z) to bona fide prospective assignees or subtenants of this Lease; provided they agree in writing to be bound by this Section. 39. Notices. Except as otherwise stated in this Lease, any notice, consent, demand, invoice, statement or other communication required or permitted to be given hereunder shall be in writing and shall be given by (a) personal delivery, (b) overnight delivery with a reputable international overnight delivery service, such as FedEx, or (c) email transmission to an email address designated by Tenant (as of the Execution Date, the Tenant designated email for purposes of this provision

66 shall be finance@codexdna.com), so long as such transmission is followed within one (1) business day by delivery utilizing one of the methods described in Subsection 39(a) or (b), provided that, for purposes of this Subsection 39(c), if delivery utilizing one of the other methods described in Subsection 39(a) or (b) is not reasonably practicable due to an event of Force Majeure (as defined below), then such requirement shall be waived for deliveries by email transmission so long as either the receiving party responds to the sending party confirming receipt of the applicable email transmission, or the sending party receives other electronic confirmation that the email transmission was received and read by the receiving party, such as a “read receipt” notice. Any such notice, consent, demand, invoice, statement or other communication shall be deemed delivered (x) upon receipt, if given in accordance with Subsection 39(a); (y) one (1) business day after deposit with a reputable international overnight delivery service, if given in accordance with Subsection 39(b); or (z) upon transmission, if given in accordance with Subsection 39(c). Except as otherwise stated in this Lease, any notice, consent, demand, invoice, statement or other communication required or permitted to be given pursuant to this Lease shall be addressed to Tenant at the Premises, or to Landlord or Tenant at the addresses shown in Sections 2.9 and 2.10 or 2.11, respectively. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes. 40. Miscellaneous. 40.1. Landlord reserves the right to change the name of a Building or the Project in its sole discretion. 40.2. To induce Landlord to enter into this Lease, Tenant agrees that it shall furnish to Landlord, from time to time, within ten (10) business days after receipt of Landlord’s written request, the most recent year-end unconsolidated financial statements reflecting Tenant’s current financial condition audited by a nationally recognized accounting firm (and if unconsolidated financial statements are not prepared by Tenant, then Tenant may provide consolidated financial statements together with a certified statement from Tenant’s Chief Financial Officer or another financial officer of Tenant identifying which portions of the consolidated financial statements reflect Tenant’s financial condition in sufficient detail that Landlord can determine Tenant’s financial condition). Tenant shall, from time to time upon request from Landlord, furnish Landlord with a certified copy of Tenant’s year-end unconsolidated financial statements for the previous year audited by a nationally recognized accounting firm (and if unconsolidated financial statements are not prepared by Tenant, then Tenant may provide consolidated financial statements together with a certified statement from Tenant’s Chief Financial Officer or another financial officer of Tenant identifying which portions of the consolidated financial statements reflect Tenant’s financial condition in sufficient detail that Landlord can determine Tenant’s financial condition). Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects as of the date provided. Notwithstanding the foregoing, if audited financials are not otherwise prepared, unaudited financials complying with generally accepted accounting principles and certified by the chief financial officer or chief executive officer of Tenant as true, correct and complete in all respects shall suffice for purposes of this Section. The provisions of this Section shall not apply at any time while Tenant is a corporation whose shares are traded on any nationally recognized stock exchange.

67 40.3. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant. 40.4. The terms of this Lease are intended by the parties as a final, complete and exclusive expression of their agreement with respect to the terms that are included herein, and may not be contradicted or supplemented by evidence of any other prior or contemporaneous agreement. 40.5. Landlord may, but shall not be obligated to, record a short form or memorandum hereof without Tenant’s consent. Within ten (10) days after receipt of written request from Landlord, Tenant shall execute a termination of any short form or memorandum of lease recorded with respect hereto. Landlord shall be responsible for the cost of recording any short form or memorandum of this Lease requested by Landlord, including any transfer or other taxes incurred in connection with such recordation. Neither party shall record this Lease. 40.6. Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The words “include,” “includes,” “included” and “including” mean “‘include,’ etc., without limitation.” The word “shall” is mandatory and the word “may” is permissive. The word “business day” means a calendar day other than any national or local holiday on which federal government agencies in the County of San Diego are closed for business, or any weekend. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease. Landlord and Tenant have each participated in the drafting and negotiation of this Lease, and the language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant. 40.7. Except as otherwise expressly set forth in this Lease, each party shall pay its own costs and expenses incurred in connection with this Lease and such party’s performance under this Lease; provided that, if either party commences an action, proceeding, demand, claim, action, cause of action or suit against the other party arising from or in connection with this Lease, then the substantially prevailing party shall be reimbursed by the other party for all reasonable costs and expenses, including reasonable attorneys’ fees and expenses, incurred by the substantially prevailing party in such action, proceeding, demand, claim, action, cause of action or suit, and in any appeal in connection therewith (regardless of whether the applicable action, proceeding, demand, claim, action, cause of action, suit or appeal is voluntarily withdrawn or dismissed). In addition, Landlord shall, upon demand, be entitled to all reasonable attorneys’ fees and all other reasonable costs incurred in the preparation and service of any notice of default or demand for performance hereunder, regardless of whether a legal action is subsequently commenced, or incurred in connection with any contested matter or other proceeding in bankruptcy court concerning this Lease. 40.8. Time is of the essence with respect to the performance of every provision of this Lease. 40.9. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

68 40.10. Notwithstanding anything to the contrary contained in this Lease, Tenant’s obligations under this Lease are independent and shall not be conditioned upon performance by Landlord. 40.11. Any provision of this Lease that shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Lease shall remain in full force and effect and shall be interpreted as if the invalid, void or illegal provision did not exist. 40.12. Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs; legatees; devisees; executors; administrators; and permitted successors and assigns. This Lease is for the sole benefit of the parties and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns, and nothing in this Lease shall give or be construed to give any other person or entity any legal or equitable rights. Nothing in this Section shall in any way alter the provisions of this Lease restricting assignment or subletting. 40.13. This Lease shall be governed by, construed and enforced in accordance with the laws of the state in which the Premises are located, without regard to such state’s conflict of law principles. 40.14. Tenant guarantees, warrants and represents that the individual or individuals signing this Lease on its behalf have the power, authority and legal capacity to sign this Lease on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed. 40.15. This Lease may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. 40.16. No provision of this Lease may be modified, amended or supplemented except by an agreement in writing signed by Landlord and Tenant. 40.17. No waiver of any term, covenant or condition of this Lease shall be binding upon Landlord unless executed in writing by Landlord. The waiver by Landlord of any breach or default of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of any preceding or subsequent breach or default of such term, covenant or condition or any other term, covenant or condition of this Lease. 40.18. To the extent permitted by Applicable Laws, the parties waive trial by jury in any action, proceeding or counterclaim brought by the other party hereto related to matters arising from or in any way connected with this Lease; the relationship between Landlord and Tenant; Tenant’s use or occupancy of the Premises; or any claim of injury or damage related to this Lease or the Premises. 40.19. A facsimile, electronic or portable document format (PDF) signature on this Lease or any other document required or permitted by this Lease to be delivered by Landlord or Tenant shall be equivalent to, and have the same force and effect as, an original signature.

69 40.20. For purposes of this Lease, “Force Majeure” means accidents; breakage; casualties (to the extent not caused by the party claiming Force Majeure); Severe Weather Conditions (as defined below); physical natural disasters (but excluding weather conditions that are not Severe Weather Conditions); strikes, lockouts or other labor disturbances or labor disputes (other than labor disturbances and labor disputes resulting solely from the acts or omissions of the party claiming Force Majeure); acts of terrorism; riots or civil disturbances; wars or insurrections; shortages of materials (which shortages are not unique to the party claiming Force Majeure); regulations, moratoria or other actions, inactions or delays by Governmental Authorities; failures by third parties to deliver gas, oil or another suitable fuel supply, or inability of the party claiming Force Majeure, by exercise of reasonable diligence, to obtain gas, oil or another suitable fuel; or other causes beyond the reasonable control of the party claiming that Force Majeure has occurred. “Severe Weather Conditions” means weather conditions that are materially worse than those that would be reasonably anticipated for the Property at the applicable time based on historic meteorological records. 40.21. Whenever consent or approval of either party is required, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth to the contrary. 41. Waples Lease. Landlord’s affiliate, BMR Waples LP (“BMR-Waples”), and Tenant are parties to that certain Lease dated as of April 2, 2019 (as amended, the “Waples Lease”). On or about the Execution Date, BMR-Waples and Tenant shall enter into an amendment to the Waples Lease in the form attached hereto as Exhibit G. 42. Option to Extend Term. Tenant shall have the option (“Option”) to extend the Term by five (5) years as to the entire Premises (and no less than the entire Premises) upon the following terms and conditions. Any extension of the Term pursuant to the Option shall be on all the same terms and conditions as this Lease, except as follows: 42.1. Base Rent during the Option term shall equal the then-current fair market value for comparable office and laboratory space in the Sorrento Mesa submarket of comparable age, quality, level of finish and proximity to amenities and public transit, and containing the systems and improvements present in the Premises as of the date that Tenant gives Landlord written notice of Tenant’s election to exercise the Option (“FMV”). For purposes of clarity, FMV will include a starting Base Rent for the Option term and annual increases in Base Rent throughout the Option term (both of which shall be determined as part of FMV in accordance with the provisions of Article 42). Tenant may, no more than nine (9) months prior to the date the Term is then scheduled to expire, request Landlord’s estimate of the FMV for the Option term. Landlord shall, within fifteen (15) days after receipt of such request, give Tenant a written proposal of such FMV. If Tenant gives written notice to exercise the Option, such notice shall specify whether Tenant accepts Landlord’s proposed estimate of FMV. If Tenant does not accept the FMV, then the parties shall endeavor to agree upon the FMV, taking into account all relevant factors, including (a) the size of the Premises, (b) the length of the Option term, (c) rent in comparable buildings in the relevant submarket, including concessions offered to new tenants (as compared to those offered to Tenant), such as free rent, tenant improvement allowances and moving allowances, (d) Tenant’s creditworthiness and (e) the quality and location of the Building and the Project. In the event that the parties are unable to agree upon the FMV within thirty (30) days after Tenant notifies Landlord

70 that Tenant is exercising the Option, then either party may request that the same be determined as follows: a senior officer of a nationally recognized leasing brokerage firm with local knowledge of the Sorrento Mesa laboratory/research and development leasing submarket (the “Baseball Arbitrator”) shall be selected and paid for jointly by Landlord and Tenant. If Landlord and Tenant are unable to agree upon the Baseball Arbitrator, then the same shall be designated by the local chapter of the Judicial Arbitration and Mediation Services or any successor organization thereto (the “JAMS”). The Baseball Arbitrator selected by the parties or designated by JAMS shall (y) have at least ten (10) years’ experience in the leasing of laboratory/research and development space in the Sorrento Mesa submarket and (z) not have been employed or retained by either Landlord or Tenant or any affiliate of either for a period of at least ten (10) years prior to appointment pursuant hereto. Each of Landlord and Tenant shall submit to the Baseball Arbitrator and to the other party its determination of the FMV. The Baseball Arbitrator shall grant to Landlord and Tenant a hearing and the right to submit evidence. The Baseball Arbitrator shall determine which of the two (2) FMV determinations more closely represents the actual FMV. The arbitrator may not select any other FMV for the Premises other than one submitted by Landlord or Tenant. The FMV selected by the Baseball Arbitrator shall be binding upon Landlord and Tenant and shall serve as the basis for determination of Base Rent payable for the Option term. If, as of the commencement date of the Option term, the amount of Base Rent payable during the Option term shall not have been determined, then, pending such determination, Tenant shall pay Base Rent equal to the Base Rent payable with respect to the last year of the then-current Term. After the final determination of Base Rent payable for the Option term, the parties shall promptly execute a written amendment to this Lease specifying the amount of Base Rent to be paid during the Option term. Any failure of the parties to execute such amendment shall not affect the validity of the FMV determined pursuant to this Section. 42.2. The Option is not assignable separate and apart from this Lease. 42.3. The Option is conditional upon Tenant giving Landlord written notice of its election to exercise the Option at six (6) months prior to the end of the expiration of the then-current Term. Time shall be of the essence as to Tenant’s exercise of the Option. Tenant assumes full responsibility for maintaining a record of the deadlines to exercise the Option. Tenant acknowledges that it would be inequitable to require Landlord to accept any exercise of the Option after the date provided for in this Section. 42.4. Notwithstanding anything contained in this Article to the contrary, Tenant shall not have the right to exercise the Option: (a) During the time commencing from the date Landlord delivers to Tenant a written notice that Tenant is in default under any provisions of this Lease and continuing until Tenant has cured the specified default to Landlord’s reasonable satisfaction; or (b) At any time after any Default as described in Article 31 of the Lease and continuing until Tenant cures any such Default, if such Default is susceptible to being cured; or (c) In the event that Tenant has Defaulted in the performance of its monetary or material non-monetary obligations under this Lease three (3) or more times during the twelve

71 (12)-month period immediately prior to the date that Tenant intends to exercise the Option, whether or not Tenant has cured such Defaults. 42.5. The period of time within which Tenant may exercise the Option shall not be extended or enlarged by reason of Tenant’s inability to exercise such Option because of the provisions of Section 42.4. 42.6. All of Tenant’s rights under the provisions of the Option shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Option if, after such exercise, but prior to the commencement date of the new term, (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of twenty (20) days after written notice from Landlord to Tenant, (b) Tenant fails to commence to cure a default (other than a monetary default) within thirty (30) days after the date Landlord gives notice to Tenant of such default or (c) Tenant has Defaulted under this Lease three (3) or more times and a service or late charge under Section 31.1 has become payable for any such Default, whether or not Tenant has cured such Defaults. 43. Right of First Offer. For so long as Tenant leases and personally occupies the entire Premises, and subject to any other parties’ pre-existing rights with respect to Available ROFO Premises (as defined below), Tenant shall have a right of first offer (“ROFO”) as to any rentable premises in the 10431 Building depicted and described on Exhibit J attached hereto, in each case for which Landlord is seeking a tenant (“Available ROFO Premises”); provided, however, that in no event shall Landlord be required to lease any Available ROFO Premises to Tenant for any period past the date on which this Lease expires or is terminated pursuant to its terms. To the extent that Landlord renews or extends a then-existing lease with any then-existing tenant or subtenant of any space, or enters into a new lease with such then-existing tenant or subtenant for the same premises, the affected space shall not be deemed to be Available ROFO Premises. In the event Landlord intends to market Available ROFO Premises, Landlord shall provide written notice thereof to Tenant (the “Notice of Marketing”), which shall include the following information: (a) the suite number of the Available ROFO Premises, (b) the Rentable Area of the Available ROFO Premises, (c) the estimated date that Landlord anticipates receiving possession of the Available ROFO Premises, and (d) Landlord’s proposed economics for a lease of the Available ROFO Premises (including base rent, tenant improvement allowance and term), which shall be based upon Landlord’s determination of market rent for the Available ROFO Premises. 43.1. Within five (5) business days following its receipt of a Notice of Marketing, Tenant shall either (i) advise Landlord in writing that Tenant elects to lease all (not just a portion) of the Available ROFO Premises on the terms and conditions set forth in the Notice of Marketing, (ii) submit a “Tenant’s Offer” as set forth in Section 43.2 below with regard to all (not just a portion) of the Available ROFO Premises or (iii) elect not to lease the Available ROFO Premises. If Tenant fails to notify Landlord of Tenant’s election within such five (5) business day period, then Tenant shall be deemed to have elected not to lease the Available ROFO Premises. If Tenant notifies Landlord that it elects to lease all of the Available ROFO Premises on the terms and conditions set forth in the Notice of Marketing, Landlord shall prepare an amendment adding such Available ROFO Premises to the Premises on the terms and conditions in the Notice of Marketing and otherwise on the non-economic terms and conditions of this Lease. Tenant will execute such amendment within five (5) business days of Tenant’s receipt of such amendment; provided that

72 execution of such amendment will not be a condition to the effectiveness of Tenant’s lease of the Available ROFO Premises. 43.2. If Tenant timely notifies Landlord that Tenant desires to lease all of the Available ROFO Premises, but specifies terms and conditions other than as set forth in the Notice of Marketing (“Tenant’s Offer”) (provided that Tenant shall be required to lease the Available ROFO Premises for at least the remainder of the then-current Term), then Landlord shall have five (5) business days after receipt of Tenant’s Offer to respond to Tenant in writing whether Landlord elects to lease the Available ROFO Premises to Tenant on the terms and conditions set forth in Tenant’s Offer. If Tenant timely delivers Tenant’s Offer and Landlord elects to lease the Available ROFO Premises to Tenant on the terms and conditions set forth in Tenant’s Offer, then Landlord shall lease the Available ROFO Premises to Tenant upon the terms and conditions set forth in Tenant’s Offer. 43.3. If (a) Tenant notifies Landlord that Tenant elects not to lease the Available ROFO Premises, (b) Tenant fails to notify Landlord of Tenant’s election within the five (5) business day period described above or (c) Landlord declines to lease the Available ROFO Premises to Tenant on the terms and conditions set forth in Tenant’s Offer, then Tenant’s ROFO with respect to such Available ROFO Premises shall be extinguished, void and of no further force or effect, and Landlord shall have the right to consummate a lease of such Available ROFO Premises with any other third party on any terms that Landlord desires. 43.4. Notwithstanding anything in this Article to the contrary, Tenant shall not exercise the ROFO during such period of time that Tenant is in default under any provision of this Lease. Any attempted exercise of the ROFO during a period of time in which Tenant is so in default shall be void and of no effect. In addition, Tenant shall not be entitled to exercise the ROFO if Landlord has given Tenant three (3) or more notices of default under this Lease, whether or not the defaults are cured, during the twelve (12) month period prior to the date on which Tenant seeks to exercise the ROFO. 43.5. Notwithstanding anything in this Lease to the contrary, Tenant shall not assign or transfer the ROFO (other than in connection with an assignment of the entire interest of the original Tenant named herein pursuant to an Exempt Transfer), either separately or in conjunction with an assignment or transfer of Tenant’s interest in the Lease, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion. 43.6. If Tenant exercises the ROFO, Landlord does not guarantee that the Available ROFO Premises will be available on the anticipated commencement date for the Lease as to such Premises due to a holdover by the then-existing occupants of the Available ROFO Premises or for any other reason beyond Landlord’s reasonable control. 43.7. Notwithstanding anything in this Lease to the contrary, the ROFO shall expire on the date that is one hundred seventeen (117) months following the date which is the later of the 10431 Premises Commencement Date or the 10421 Premises Commencement Date. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Senior Vice President, Legal and Assistant Secretary Marie Lewis

A-1 113228093v.2 EXHIBIT A PREMISES

A-1-1 EXHIBIT A-1 10431 LANDLORD WORK 10431 Building:

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A-1-5 EXHIBIT A-2 10421 LANDLORD WORK 10421 Building:

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B-1 EXHIBIT B WORK LETTER This Work Letter (this “Work Letter”) is made and entered into as of the ____ day of _______, 2021, by and between BRE-BMR WATERIDGE POINTE LP, a Delaware limited partnership (“Landlord”), and CODEX DNA, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of that certain Lease dated as of even date herewith (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”), by and between Landlord and Tenant for the Premises located at 10421 and 10431 Wateridge Circle, San Diego, California. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease. Landlord and Tenant hereby acknowledge that the Tenant Improvements may be constructed in phases, with one phase being the 10431 Tenant Improvements and the other phase being the 10421 Tenant Improvements. The two phases of the Tenant Improvements may be Substantially Completed at different times. Notwithstanding the phasing of the Tenant Improvements, the terms and conditions of this Work Letter will apply to all of the Tenant Improvements in the entire Premises. 1. General Requirements. 1.1. Authorized Representatives. (a) Landlord designates, as Landlord’s authorized representative (“Landlord’s Authorized Representative”), (i) Chris Burrus as the person authorized to initial plans, drawings, approvals and to sign change orders pursuant to this Work Letter and (ii) an officer of Landlord as the person authorized to sign any amendments to this Work Letter or the Lease. Tenant shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by the appropriate Landlord’s Authorized Representative. Landlord may change either Landlord’s Authorized Representative upon one (1) business day’s prior written notice to Tenant. (b) Tenant designates Tom Braden (“Tenant’s Authorized Representative”) as the person authorized to initial and sign all plans, drawings, change orders and approvals pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by Tenant’s Authorized Representative. Tenant may change Tenant’s Authorized Representative upon one (1) business day’s prior written notice to Landlord. 1.2. Schedule. The schedule for design and development of the Tenant Improvements, including the time periods for preparation and review of construction documents, approvals and performance, shall be in accordance with a schedule to be prepared by Landlord (the “Schedule”). The Schedule shall be subject to adjustment as mutually agreed upon in writing by the parties, or as otherwise provided in this Work Letter. 29th September

B-2 1.3. Landlord’s Architects, Contractors and Consultants. The architect, engineering consultants, design team, general contractor and subcontractors responsible for the construction of the Tenant Improvements shall be selected by Landlord. 2. Tenant Improvements. All Tenant Improvements shall be performed by Landlord’s contractor, at Tenant’s sole cost and expense (subject to Landlord’s obligations with respect to any portion of the Base TI Allowance and, if properly requested by Tenant pursuant to the terms of the Lease, the Additional TI Allowance used by Landlord in completing the Tenant Improvements, but subject to the last sentence of Section 4.7 of the Lease) and in substantial accordance with the Approved Plans (as defined below), the Lease and this Work Letter. To the extent that the total projected cost of the Tenant Improvements (as projected by Landlord) exceeds the TI Allowance (such excess, the “Excess TI Costs”), Tenant shall pay the costs of the Tenant Improvements on a pari passu basis with Landlord as such costs become due, in the proportion of Excess TI Costs payable by Tenant to the Base TI Allowance (and, if properly requested by Tenant pursuant to the Lease, the Additional TI Allowance) payable by Landlord. If the cost of the Tenant Improvements (as projected by Landlord) increases over Landlord’s initial projection, then Landlord’s and Tenant’s respective pari passu shares shall be adjusted accordingly. If Tenant fails to pay, or is late in paying, any sum due to Landlord under this Work Letter, then Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including the right to interest and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same shall be considered Rent. All material and equipment furnished by Landlord or its contractors as the Tenant Improvements shall be new or “like new,” and the Tenant Improvements shall be performed in a first-class, workmanlike manner and in compliance with Applicable Laws to the extent required by applicable Governmental Authorities as a condition to the issuance of a certificate of occupancy or its substantial equivalent (i.e., a final sign off on permits for the Tenant Improvements). 2.1. Work Plans. Landlord shall prepare and submit to Tenant for approval schematics covering the Tenant Improvements prepared in conformity with the applicable provisions of this Work Letter (the “Draft Schematic Plans”). The Draft Schematic Plans shall contain sufficient information and detail to accurately describe the proposed design to Tenant. Tenant shall notify Landlord in writing within five (5) business days after receipt of the Draft Schematic Plans whether Tenant approves or objects to the Draft Schematic Plans and of the manner, if any, in which the Draft Schematic Plans are unacceptable. Tenant’s failure to respond within such five (5) business day period shall be deemed approval by Tenant. If Tenant reasonably objects to the Draft Schematic Plans, then Landlord shall revise the Draft Schematic Plans and cause Tenant’s objections to be remedied in the revised Draft Schematic Plans. Landlord shall then resubmit the revised Draft Schematic Plans to Tenant for approval, such approval not to be unreasonably withheld, conditioned or delayed. Tenant’s approval of or objection to revised Draft Schematic Plans and Landlord’s correction of the same shall be in accordance with this Section until Tenant has approved the Draft Schematic Plans in writing or been deemed to have approved them. The iteration of the Draft Schematic Plans that is approved or deemed approved by Tenant without objection shall be referred to herein as the “Approved Schematic Plans.” All references in the Lease to the “Approved Schematic Plans” shall mean (x) with respect to the 10431 Tenant Improvements, the portions of the Approved Schematic Plans related solely to the 10431 Tenant Improvements (also referred to in the Lease as, the “10431 Approved Schematic Plans”), and (z) with respect to the 10421 Tenant Improvements, the portions of the Approved Schematic Plans

B-3 related solely to the 10421 Tenant Improvements (also referred to in the Lease as, the “10421 Approved Schematic Plans”). 2.2. Construction Plans. Landlord shall prepare final plans and specifications for the Tenant Improvements that (a) are consistent with and are logical evolutions of the Approved Schematic Plans and (b) incorporate any other Tenant-requested (and Landlord-approved) Changes (as defined below). As soon as such final plans and specifications (“Construction Plans”) are completed, Landlord shall deliver the same to Tenant for Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such Construction Plans shall be approved or disapproved by Tenant within five (5) business days after delivery to Tenant. Tenant’s failure to respond within such five (5) business day period shall be deemed approval by Tenant. If the Construction Plans are disapproved by Tenant, then Tenant shall notify Landlord in writing of its reasonable objections to such Construction Plans, and the parties shall confer and negotiate in good faith to reach agreement on the Construction Plans. Promptly after the Construction Plans are approved by Landlord and Tenant, two (2) copies of such Construction Plans shall be initialed and dated by Landlord and Tenant, and Landlord shall promptly submit such Construction Plans to all appropriate Governmental Authorities for approval. The Construction Plans so approved, and all change orders specifically permitted by this Work Letter, are referred to herein as the “Approved Plans.” All references in the Lease to the “Approved Plans” shall mean (x) with respect to the 10431 Tenant Improvements, the portions of the Approved Plans related solely to the 10431 Tenant Improvements (also referred to in the Lease as, the “10431 Approved Plans”), and (z) with respect to the 10421 Tenant Improvements, the portions of the Approved Plans related solely to the 10421 Tenant Improvements (also referred to in the Lease as, the “10421 Approved Plans”). 2.3. Changes to the Tenant Improvements. Any changes to the Approved Plans (each, a “Change”) shall be requested and instituted in accordance with the provisions of this Article 2 and shall be subject to the written approval of the non-requesting party in accordance with this Work Letter. (a) Change Request. Either Landlord or Tenant may request Changes after Tenant approves the Approved Plans by notifying the other party thereof in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any requested Changes, including (a) the Change, (b) the party required to perform the Change and (c) any modification of the Approved Plans and the Schedule, as applicable, necessitated by the Change. If the nature of a Change requires revisions to the Approved Plans, then the requesting party shall be solely responsible for the cost and expense of such revisions and any increases in the cost of the Tenant Improvements as a result of such Change (subject to application of any available TI Allowance). Change Requests shall be signed by the requesting party’s Authorized Representative. (b) Approval of Changes. All Change Requests shall be subject to the other party’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The non-requesting party shall have five (5) business days after receipt of a Change Request to notify the requesting party in writing of the non-requesting party’s decision either to approve or object to the Change Request. The non-requesting party’s failure to respond within such five (5) business day period shall be deemed approval by the non-requesting party.

B-4 3. Requests for Consent. Except as otherwise provided in this Work Letter, Tenant shall respond to all requests for consents, approvals or directions made by Landlord pursuant to this Work Letter within five (5) business days following Tenant’s receipt of such request. Tenant’s failure to respond within such five (5) business day period shall be deemed approval by Tenant. 4. TI Allowance. 4.1. Application of TI Allowance. Landlord shall contribute the Base TI Allowance and, if properly requested by Tenant pursuant to the terms of the Lease, the Additional TI Allowance and any Excess TI Costs advanced by Tenant to Landlord toward the costs and expenses incurred in connection with the performance of the Tenant Improvements, in accordance with Article 4 of the Lease. If the entire TI Allowance is not applied toward or reserved for the costs of the Tenant Improvements, then Tenant shall not be entitled to a credit of such unused portion of the TI Allowance. If the entire Excess TI Costs advanced by Tenant to Landlord are not applied toward the costs of the Tenant Improvements, then Landlord shall promptly return such excess to Tenant following completion of the Tenant Improvements. Tenant may apply the Base TI Allowance and, if properly requested by Tenant pursuant to the terms of the Lease, the Additional TI Allowance for the payment of construction and other costs in accordance with the terms and provisions of the Lease. 4.2. Approval of Budget for the Tenant Improvements. Notwithstanding anything to the contrary set forth elsewhere in this Work Letter or the Lease, Landlord shall not have any obligation to expend any portion of the TI Allowance until Landlord and Tenant shall have approved in writing the budget for the Tenant Improvements (the “Approved Budget”). Prior to Landlord’s approval of the Approved Budget, Tenant shall pay all of the costs and expenses incurred in connection with the Tenant Improvements as they become due. Tenant shall promptly reimburse Landlord for costs or expenses relating to the Tenant Improvements that exceed the amount of the TI Allowance, subject to the terms of the Lease and this Work Letter. 5. Miscellaneous. 5.1. Incorporation of Lease Provisions. Sections 40.6 through 40.19 of the Lease are incorporated into this Work Letter by reference, and shall apply to this Work Letter in the same way that they apply to the Lease. 5.2. General. Except as otherwise set forth in the Lease or this Work Letter, this Work Letter shall not apply to improvements performed in any additional premises added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise; or to any portion of the Premises or any additions to the Premises in the event of a renewal or extension of the original Term, whether by any options under the Lease or otherwise, unless the Lease or any amendment or supplement to the Lease expressly provides that such additional premises are to be delivered to Tenant in the same condition as the initial Premises. 5.3. Progress Meetings. Upon Tenant’s written request, Landlord’s Authorized Representative shall conduct regular construction meetings with Tenant’s Authorized Representative to keep Tenant updated on progress with respect to construction, timing and budget. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Senior Vice President, Legal and Assistant Secretary Marie Lewis

B-1-1 EXHIBIT B-1 TENANT WORK INSURANCE SCHEDULE 1. Types of Coverage. Tenant shall maintain or cause Tenant’s contractors performing construction or renovation work to maintain such insurance as shall protect it from the claims set forth below that may arise out of or result from any Tenant Work, whether such Tenant Work is completed by Tenant or by any Tenant contractors or by any person directly or indirectly employed by Tenant or any Tenant contractors, or by any person for whose acts Tenant or any Tenant contractors may be liable: a. Commercial General Liability. Commercial general liability insurance written on the ISO form CG 00 01 or equivalent, including products and completed operations, on an occurrence basis. Such coverage shall apply to all Tenant Work done by Tenant’s contractors and subcontractors of all tiers and provide insurance against personal injury, wrongful death, and property damage (other than to the Tenant Work itself). The policy shall include contractual liability coverage sufficient to address the obligations of the Lease and the Tenant Work. This insurance policy shall include Landlord Parties as additional insureds with endorsements equivalent to ISO CG 20 10 04/13 for ongoing operations, and to ISO CG 20 37 04/13 for completed operations. This policy shall be primary and noncontributory with respect to any other insurance available to an additional insured. The policy shall include endorsement ISO CG 24 04 or its equivalent, a waiver of subrogation in favor of the Landlord Parties. Tenant contractors’ Commercial General Liability Insurance shall include premises/operations (including explosion, collapse and underground coverage if such Tenant Work involves any underground work), elevators, independent contractors, products and completed operations, and blanket contractual liability on all written contracts, all including broad form property damage coverage. Coverage for completed operations must be maintained through the applicable statue of repose period following completion of the Tenant Work. b. Business Automobile Liability Insurance. Business Automobile Liability Insurance on an “occurrence” form covering any or all autos (including owned, hired, leased and non-owned vehicles) used by or on behalf of the insured, and providing insurance for bodily injury and property damage. The policy shall include coverage for loading and unloading activities. This policy shall include the Landlord Parties as additional insureds, with endorsements. c. Workers’ Compensation and Employer’s Liability Insurance. For all operations, Workers’ Compensation insurance in compliance with statutory limits for the Workers’ Compensation Laws of the state in which the Premises are located, and an Employer’s Liability limit of not less than $1,000,000 each accident. d. Contractors’ Pollution Liability. Contractors and subcontractors handling, removing or treating Hazardous Materials shall maintain pollution liability insurance. Such coverage shall include bodily injury, sickness, disease, death or mental anguish or shock sustained by any person; property damage or environmental damage, including physical injury to or destruction of tangible property (including the resulting loss of use thereof), contractual liability coverage to cover liability arising out of cleanup, removal, storage or handling of hazardous or toxic chemicals, materials or substances, or any other pollutants (including mold, asbestos or

B-1-2 asbestos-containing materials); and defense costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such damages. Claims-made coverage is permitted, provided that the policy retroactive date is continuously maintained prior to the commencement of the Tenant Work. This policy shall include the Landlord Parties as additional insureds, with endorsements. e. Professional Liability (Errors and Omissions). Contractors and subcontractors of any tier performing Tenant Work that includes any professional services, including design, architecture, engineering, testing, surveying or design/build services shall provide and maintain professional liability insurance. Coverage shall be maintained following completion of the Tenant Work through the applicable statute of repose of the state in which the Premises are located. 2. Minimum Limits of Insurance. All coverage types as defined above to be procured by Tenant’s general contractor and designer for any Tenant Work shall be written for limits of insurance not less than: Coverage Cost of Work Minimum Limits of Insurance a. Commercial General Liability * Limits may be met by use of excess and/or umbrella liability insurance, provided that such coverage is at least as broad as the primary coverages required herein <$200 million $100 million per occurrence, general aggregate, and products and completed operations aggregate <$100 million $50 million per occurrence, general aggregate, and products and completed operations aggregate <$50 million $25 million per occurrence, general aggregate, and products and completed operations aggregate <$25 million $10 million per occurrence, general aggregate, and products and completed operations aggregate <$10 million $5 million per occurrence, general aggregate, and products and completed operations aggregate <$5 million $2 million per occurrence, general aggregate, and products and completed operations aggregate b. Commercial Automobile Liability ≥$25 million $25 million combined single limit <$25 million $10 million combined single limit <$10 million $5 million combined single limit

B-1-3 Coverage Cost of Work Minimum Limits of Insurance * Limits may be met by use of excess and/or umbrella liability insurance, provided that such coverage is at least as broad as the primary coverages required herein <$5 million $2 million combined single limit c. Workers’ Compensation At all times As required by Applicable Laws d. Contractor’s Pollution Liability At all times $2 million per location and $4 million aggregate e. Professional Liability (Errors and Omissions) <$200 million $10 million per project and in the aggregate <$75 million $5 million per project and in the aggregate <$25 million $2 million per project and $4 million aggregate <$10 million $1 million per project and $2 million aggregate 3. Notice of Cancelation. The foregoing policies shall contain a provision that coverages afforded under the policies shall not be canceled or not renewed until at least thirty (30) days’ prior written notice has been given to the Landlord. 4. Evidence of Insurance. Certificates of insurance, including required endorsements showing such coverages to be in force, shall be provided to Landlord prior to the commencement of any Tenant Work and prior to each renewal. 5. Insurer Ratings. The minimum A.M. Best’s rating of each insurer shall be A-VII. 6. Additional Insureds. The policies shall name Landlord Parties as additional insureds to the extent required by the Lease, the Work Letter or this Exhibit. 7. Waiver of Subrogation. Tenant, contractors and subcontractors, and each of their respective insurers shall provide waivers of subrogation in favor of the Landlord Parties with respect to all insurance required by the Lease, the Work Letter or this Exhibit. 8. Tenant’s Contractors. Tenant shall require all other persons, firms and corporations engaged or employed by Tenant in connection with the performance of Tenant Work to carry and maintain coverages with limits not less than those required by this Exhibit. Tenant’s contractors’ and subcontractors’ insurance compliance, including any coverage exceptions, shall be Tenant’s responsibility. Tenant shall incorporate these insurance requirements by reference within any contract executed by Tenant and its contractors. Tenant shall obtain and verify the accuracy of certificates of insurance evidencing required coverage prior to permitting its contractors,

B-1-4 subcontractors (of any tier), suppliers and agents from performing any Tenant Work or services at the Premises. Tenant shall furnish original certificates of insurance with additional insured endorsements from Tenant’s contractors, subcontractors (of any tier), suppliers and agents as evidence thereof, as Landlord may reasonably request. 9. No Limit of Liability. It is expressly acknowledged and agreed that the insurance policies and limits required hereunder shall not limit the liability of Tenant or its contractors or subcontractors, and that Landlord makes no representation that these types or amounts of insurance are sufficient or adequate to protect Tenant or its contractors’ or subcontractors’ interests or liabilities, but are merely minimums. Any insurance carried by Landlord shall be secondary and non-contributory to that carried by Tenant and/or its contractors or subcontractors.

C-1 EXHIBIT C ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE AND TERM EXPIRATION DATE [Note to Preparer: In the notice relating to the first to occur of the commencement dates, delete references to the Term Expiration Date, as that date will not be determined until the second to occur of the commencement dates] 10431 Premises: THIS ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE [AND TERM EXPIRATION DATE] is entered into as of [_______], 20[__], with reference to that certain Lease (the “Lease”) dated as of [_______], 20[__], by CODEX DNA, INC., a Delaware corporation (“Tenant”), in favor of BRE-BMR WATERIDGE POINTE LP, a Delaware limited partnership (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease. Tenant hereby confirms the following: 1. Tenant accepted possession of the 10431 Premises for use in accordance with the Permitted Use on [_______], 20[__]. Tenant first occupied the 10431 Premises for the Permitted Use on [_______], 20[__]. 2. To Tenant’s current actual knowledge, all conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of the Lease have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the 10431 Premises. 3. In accordance with the provisions of Article 4 of the Lease, the 10431 Premises Commencement Date is [_______], 20[__][, and, unless the Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be [_______], 20[__].] 4. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises[, except [_______]]. 5. To Tenant’s current actual knowledge, Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant. 6. The obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Lease commenced to accrue on [_______], 20[__], with Base Rent payable on the dates and amounts set forth in the chart below:

C-2 Dates Approximate Square Feet of Rentable Area Base Rent per Square Foot of Rentable Area Monthly Base Rent Annual Base Rent [__]/[__]/[__]- [__]/[__]/[__] [ ] $[_______] [monthly][OR][annually] [ ] [ ] 7. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

C-1 IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Term Commencement Date and Term Expiration Date as of the date first written above. TENANT: CODEX DNA, INC., a Delaware corporation By: Name: Title:

C-2 10421 Premises: THIS ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE [AND TERM EXPIRATION DATE] is entered into as of [_______], 20[__], with reference to that certain Lease (the “Lease”) dated as of [_______], 20[__], by CODEX DNA, INC., a Delaware corporation (“Tenant”), in favor of BRE-BMR WATERIDGE POINTE LP, a Delaware limited partnership (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease. Tenant hereby confirms the following: 1. Tenant accepted possession of the 10421 Premises for use in accordance with the Permitted Use on [_______], 20[__]. Tenant first occupied the 10421 Premises for the Permitted Use on [_______], 20[__]. 2. To Tenant’s current actual knowledge, all conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of the Lease have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Premises. 3. In accordance with the provisions of Article 4 of the Lease, the 10421 Premises Commencement Date is [_______], 20[__][, and, unless the Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be [_______], 20[__].] 4. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises[, except [_______]]. 5. To Tenant’s current actual knowledge, Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant. 6. The obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Lease commenced to accrue on [_______], 20[__], with Base Rent payable on the dates and amounts set forth in the chart below: Dates Approximate Square Feet of Rentable Area Base Rent per Square Foot of Rentable Area Monthly Base Rent Annual Base Rent [__]/[__]/[__]- [__]/[__]/[__] [ ] $[_______] [monthly][OR][annually] [ ] [ ] 7. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

C-3 IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Term Commencement Date and Term Expiration Date as of the date first written above. TENANT: CODEX DNA, INC., a Delaware corporation By: Name: Title:

D-1 EXHIBIT D FORM OF ADDITIONAL TI ALLOWANCE[S] ACCEPTANCE LETTER [TENANT LETTERHEAD] BRE-BMR Wateridge Pointe LP 4570 Executive Drive, Suite 400 San Diego, California 92121 Attn: Legal Department [Date] Re: [Additional TI Allowance[s]] To Whom It May Concern: This letter concerns that certain Lease dated as of [_______], 20[__] (the “Lease”), between [Landlord] (“Landlord”) and [Tenant] (“Tenant”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Lease. Tenant hereby notifies Landlord that it wishes to exercise its right to utilize the [Additional TI Allowance[s]] pursuant to Article 4 of the Lease. If you have any questions, please do not hesitate to call [_______] at ([___]) [___]-[____]. Sincerely, [Name] [Title of Authorized Signatory] cc: Karen Sztraicher Jon Bergschneider John Lu Kevin Simonsen

E-2-1 EXHIBIT E FORM OF LETTER OF CREDIT [On letterhead or L/C letterhead of Issuer] IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER _____________ ISSUE DATE: ______________ ISSUING BANK: SILICON VALLEY BANK 3003 TASMAN DRIVE 2ND FLOOR, MAIL SORT HF210 SANTA CLARA, CALIFORNIA 95054 BENEFICIARY: BRE-BMR WATERIDGE POINTE LP 4570 EXECUTIVE DRIVE, SUITE 400 SAN DIEGO, CALIFORNIA 92121 ATTN: LEGAL DEPARTMENT APPLICANT: CODEX DNA, INC. 9535 WAPLES ST., SUITE 100 SAN DIEGO, 92121 AMOUNT: US$_________ (____________ AND XX/100 U.S. DOLLARS) EXPIRATION DATE: ONE YEAR FROM ISSUE DATE PLACE OF EXPIRATION: ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS DEAR SIR/MADAM: WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______ IN YOUR FAVOR AVAILABLE BY PAYMENT AGAINST YOUR PRESENTATION TO US OF THE FOLLOWING DOCUMENT: 1.BENEFICIARY’S SIGNED AND DATED STATEMENT STATING AS FOLLOWS (AND NO OTHER EVIDENCE OF AUTHORITY, CERTIFICATE OR DOCUMENTATION IS REQUIRED): “AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN CODEX DNA, INC, AS TENANT, AND BRE-BMR WATERIDGE POINTE LP AS LANDLORD, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED TO DATE. THE UNDERSIGNED HEREBY CERTIFIES

THAT: (I) THE UNDERSIGNED IS AN AUTHORIZED REPRESENTATIVE OF LANDLORD AND (II) LANDLORD IS THE BENEFICIARY OF LETTER OF CREDIT NO. SVBSF _______________ ISSUED BY SILICON VALLEY BANK. THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$______________, WITH PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY)].” PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED. THIS LETTER OF CREDIT SHALL SURVIVE ANY PARTIAL DRAWINGS. THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR ADDITIONAL PERIODS OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 90 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND TO YOU A NOTICE BY REGISTERED OR CERTIFIED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND _______________. IN THE EVENT WE SEND SUCH NOTICE OF NON-EXTENSION, YOU MAY DRAW HEREUNDER BY YOUR PRESENTATION TO US OF YOUR SIGNED AND DATED STATEMENT STATING THAT YOU HAVE RECEIVED A NON-EXTENSION NOTICE FROM SILICON VALLEY BANK IN RESPECT OF LETTER OF CREDIT NO. SVBSF _____________, YOU ARE DRAWING ON SUCH LETTER OF CREDIT FOR US$_____________, AND YOU HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT ACCEPTABLE TO YOU. ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION (WHICH MAY BE BY OVERNIGHT COURIER SERVICE) OF THE REQUIRED DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF 210, SANTA CLARA, CA 95054, ATTENTION: GLOBAL TRADE FINANCE. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE. FACSIMILE PRESENTATIONS ARE ALSO PERMITTED. SHOULD BENEFICIARY WISH TO MAKE A PRESENTATION UNDER THIS LETTER OF CREDIT ENTIRELY BY FACSIMILE TRANSMISSION IT NEED NOT TRANSMIT THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENTS, IF ANY. EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408) 496-2418 OR (408) 969-6510; AND UNDER CONTEMPORANEOUS TELEPHONE ADVICE TO: (408) 450-5001 OR (408) 654-7176, ATTENTION: GLOBAL TRADE FINANCE. ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST. THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE BUT NOT IN PART ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND FOR THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN

APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINALS OR COPIES OF ALL AMENDMENTS, IF ANY, TO THIS LETTER OF CREDIT MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT A DULY EXECUTED. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. APPLICANT SHALL PAY OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT. EACH TRANSFER SHALL BE EVIDENCED BY EITHER (1) OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE OR (2) OUR ISSUING A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT). NO AMENDMENT THAT ADVERSELY AFFECTS BENEFICIARY SHALL BE EFFECTIVE WITHOUT BENEFICIARY’S PRIOR WRITTEN CONSENT. IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE. THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590. SILICON VALLEY BANK __________________________ AUTHORIZED SIGNATURE

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER __________________ EXHIBIT “A” FORM OF TRANSFER DATE: ____________________ TO: SILICON VALLEY BANK 3003 TASMAN DRIVE RE: IRREVOCABLE STANDBY LETTER OF CREDIT SANTA CLARA, CA 95054 NO. _____________ ISSUED BY ATTN: GLOBAL TRADE FINANCE SILICON VALLEY BANK, SANTA CLARA STANDBY LETTERS OF CREDIT L/C AMOUNT: ___________________ GENTLEMEN: FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO: _________________________________________________________________________________________ (NAME OF TRANSFEREE) _________________________________________________________________________________________ (ADDRESS) ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER. BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY. THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO EITHER (1) ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR (2) ISSUE A REPLACEMENT LETTER OF CREDIT TO THE

TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT). SINCERELY, _____________________________ (BENEFICIARY’S NAME) _____________________________ (SIGNATURE OF BENEFICIARY) _____________________________ (NAME AND TITLE)

F-1 EXHIBIT F RULES AND REGULATIONS NOTHING IN THESE RULES AND REGULATIONS (“RULES AND REGULATIONS”) SHALL SUPPLANT ANY PROVISION OF THE LEASE. IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE LEASE SHALL PREVAIL. 1. No Tenant Party shall encumber or obstruct the common entrances, lobbies, elevators, sidewalks and stairways of the Building(s) or the Project or use them for any purposes other than ingress or egress to and from the Building(s) or the Project. 2. Except as specifically provided in the Lease, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside of the Premises or the Building(s) without Landlord’s prior written consent. Landlord shall have the right to remove, at Tenant’s sole cost and expense and without notice, any sign installed or displayed in violation of this rule. 3. If Landlord objects in writing to any curtains, blinds, shades, screens, hanging plants or other similar objects attached to or used in connection with any window or door of the Premises or placed on any windowsill, and (a) such window, door or windowsill is visible from the exterior of the Premises and (b) such curtain, blind, shade, screen, hanging plant or other object is not included in plans approved by Landlord, then Tenant shall promptly remove such curtains, blinds, shades, screens, hanging plants or other similar objects at its sole cost and expense. 4. No deliveries shall be made that impede or interfere with other tenants in or the operation of the Project. Movement of furniture, office equipment or any other large or bulky material(s) through the Common Area shall be restricted to such hours as Landlord may designate and shall be subject to reasonable restrictions that Landlord may impose. 5. Tenant shall not place a load upon any floor of the Premises that exceeds the load per square foot that (a) such floor was designed to carry or (b) is allowed by Applicable Laws. Fixtures and equipment that cause noises or vibrations that may be transmitted to the structure of the Building(s) to such a degree as to be objectionable to other tenants shall be placed and maintained by Tenant, at Tenant’s sole cost and expense, on vibration eliminators or other devices sufficient to eliminate such noises and vibrations to levels reasonably acceptable to Landlord and the affected tenants of the Project. 6. Tenant shall not use any method of HVAC other than that shown in the Tenant Improvement plans or present at the Project and serving the Premises as of the 10431 Premises Commencement Date or the 10421 Premises Commencement Date, as applicable. 7. Tenant shall not install any radio, television or other antennae; cell or other communications equipment; or other devices on the roof or exterior walls of the Premises except in accordance with the Lease. Tenant shall not interfere with radio, television or other digital or electronic communications at the Project or elsewhere.

F-2 8. Canvassing, peddling, soliciting and distributing handbills or any other written material within, on or around the Project (other than within the Premises) are prohibited. Tenant shall cooperate with Landlord to prevent such activities by any Tenant Party. 9. Tenant shall store all of its trash, garbage and Hazardous Materials in receptacles within its Premises or in receptacles designated by Landlord outside of the Premises. Tenant shall not place in any such receptacle any material that cannot be disposed of in the ordinary and customary manner of trash, garbage and Hazardous Materials disposal. Any Hazardous Materials transported through Common Area shall be held in secondary containment devices. Tenant shall be responsible, at its sole cost and expense, for Tenant’s removal of its trash, garbage and Hazardous Materials. Tenant is encouraged to participate in the waste removal and recycling program in place at the Project. 10. The Premises shall not be used for lodging or for any improper, immoral or objectionable purpose. No cooking shall be done or permitted in the Premises; provided, however, that Tenant may use (a) equipment approved in accordance with the requirements of insurance policies that Landlord or Tenant is required to purchase and maintain pursuant to the Lease for brewing coffee, tea, hot chocolate and similar beverages, (b) microwave ovens for employees’ use and (c) equipment shown on Tenant Improvement plans approved by Landlord; provided, further, that any such equipment and microwave ovens are used in accordance with Applicable Laws. 11. Tenant shall not, without Landlord’s prior written consent, use the name of the Project, if any, in connection with or in promoting or advertising Tenant’s business except as Tenant’s address. 12. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any Governmental Authority. 13. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which responsibility includes keeping doors locked and other means of entry to the Premises closed. 14. Tenant shall not modify any locks to the Premises without Landlord’s prior written consent, which consent Landlord shall not unreasonably withhold, condition or delay. Tenant shall furnish Landlord with copies of keys, pass cards or similar devices for locks to the Premises. 15. Tenant shall cooperate and participate in all reasonable security programs affecting the Premises. 16. Tenant shall not permit any animals in the Project, other than for service animals or for use in laboratory experiments. 17. Bicycles shall not be taken into the Building(s) (including the elevators and stairways of the Building) except into areas designated by Landlord. 18. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be deposited therein.

F-3 19. Discharge of industrial sewage shall only be permitted if Tenant, at its sole expense, first obtains all necessary permits and licenses therefor from all applicable Governmental Authorities. 20. Smoking and the use of smokeless tobacco products, electronic smoking devices (e.g., e- cigarettes) and nicotine products is prohibited at the Project. 21. The Project’s hours of operation are currently 24 hours a day seven days a week. 22. Tenant shall comply with all orders, requirements and conditions now or hereafter imposed by Applicable Laws or Landlord (“Waste Regulations”) regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash generated by Tenant (collectively, “Waste Products”), including (without limitation) the separation of Waste Products into receptacles reasonably approved by Landlord and the removal of such receptacles in accordance with any collection schedules prescribed by Waste Regulations. 23. Tenant, at Tenant’s sole cost and expense, shall cause the Premises to be exterminated on a monthly basis to Landlord’s reasonable satisfaction and shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner reasonably satisfactory to Landlord, and to be treated against infestation by insects, rodents and other vermin and pests whenever there is evidence of any infestation. Tenant shall not permit any person to enter the Premises or the Project for the purpose of providing such extermination services, unless such persons have been approved by Landlord. If requested by Landlord, Tenant shall, at Tenant’s sole cost and expense, store any refuse generated in the Premises by the consumption of food or beverages in a cold box or similar facility. 24. Electric vehicles may be charged using only electric vehicle charging stations installed for that purpose, and no other electrical outlets or connections at the Project may be used for charging vehicles of any kind. 25. If Tenant desires to use any portion of the Common Area for a Tenant-related event, Tenant must notify Landlord in writing at least thirty (30) days prior to such event on the form attached as Attachment 1 to this Exhibit, which use shall be subject to Landlord’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Notwithstanding anything in this Lease or the completed and executed Attachment to the contrary, Tenant shall be solely responsible for setting up and taking down any equipment or other materials required for the event, and shall promptly pick up any litter and report any property damage to Landlord related to the event. Any use of the Common Area pursuant to this Section shall be subject to the provisions of Article 28 of the Lease. 26. Firearms and any other items intended for use as weapons are not permitted in the Building(s) or at the Project. 27. Parking lots/parking garages may not be used for overnight parking or storage of vehicles or other miscellaneous items without Landlord’s prior written approval. Vehicles and other miscellaneous items left unattended by a Tenant Party in Landlord’s parking lots/parking garages for 24 hours or longer may be towed/removed at Tenant’s expense.

F-4 28. Common shower facilities are intended for use by tenants of the Building(s) or Project after exercising or commuting. Common shower facilities are not to be used to treat exposure to potential hazards or contaminants. Tenants are required to provide separate shower facilities for employee use within individual premises when required for the health and safety of their employees. COVID-19 RULES AND REGULATIONS To help minimize the spread of the COVID-19 virus and maintain a safe and healthy work environment, Landlord is temporarily amending the Rules and Regulations as outlined below. We thank you in advance for your cooperation in enforcing the new set of rules and regulations with your employees, visitors and vendors. IN THE EVENT OF A CONFLICT BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE TERMS OF THE LEASE SHALL PREVAIL. 1. Tenant must not permit its employees, vendors, contractors or invitees to enter the Building/Property/Project if they are sick or experiencing flu-like symptoms. 2. Tenant shall cause its employees, vendors, contractors and invitees who have been ill or have displayed flu-like symptoms to follow all recommendations of the Centers for Disease Control (“CDC”) for symptomatic individuals prior to returning to the Building/Property/Project. 3. Tenant shall cause its employees, vendors, contractors and invitees who have been exposed to a known COVID-19-infected individual not to return to the Building/Property/Project until 10 days after their most recent exposure to that infected individual, or as otherwise directed by the CDC or federal, state or local Governmental Authorities. 4. In Common Areas, including elevators and parking garages, Tenant shall cause its unvaccinated employees, vendors, contractors and invitees to continue to wear face coverings or masks, practice social distancing, and maintain six feet of separation from others while in public. 5. Tenant shall cause its employees, vendors, contractors and invitees to clean up after themselves, wash hands frequently, and not leave trash or other personal items in Common Areas. 6. Tenant must develop a COVID-19 remediation response plan for their Premises and share that plan with Landlord. Additionally, Tenant must share its re-emergence plan with Landlord and continue to provide Landlord with updates as its plan evolves. 7. Tenant must monitor evolving CDC, state and local Governmental Authorities’ guidelines, and educate its employees about new guidance and information, as needed. 8. Tenant must promptly report known COVID-19 cases that have occurred at the Building/Property/Project to Landlord, but shall not be obligated to identify the name of the infected individual due to privacy concerns or Applicable Laws.  Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter

F-5 enforcing any such Rules and Regulations against any or all of the tenants of the Project, including Tenant. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms covenants, agreements and conditions of the Lease. Landlord reserves the right to make such other and reasonable additional rules and regulations as, in its judgment, may from time to time be needed for safety and security, the care and cleanliness of the Project, or the preservation of good order therein; provided, however, that Tenant shall not be obligated to adhere to such additional rules or regulations until Landlord has provided Tenant with written notice thereof. Tenant agrees to abide by these Rules and Regulations and any such additional rules and regulations issued or adopted by Landlord. Tenant shall be responsible for the observance of these Rules and Regulations by all Tenant Parties.

F-1-1 ATTACHMENT 1 TO EXHIBIT F REQUEST FOR USE OF COMMON AREA REQUEST FOR USE OF COMMON AREA Date of Request: Landlord/Owner: Tenant/Requestor: Property Location: Event Description: Proposed Plan for Security & Cleaning:______________________________________________ ______________________________________________________________________________ ______________________________________________________________________________ Date of Event: Hours of Event: (to include set-up and take down): Location at Property (see attached map): __ ______ Number of Attendees: Open to the Public? [___] YES [___] NO Food and/or Beverages? [___] YES [___] NO If YES:  Will food be prepared on site? [___] YES [___] NO  Please describe:  Will alcohol be served? [___] YES [___] NO  Please describe:  Will attendees be charged for alcohol? [___] YES [___] NO

F-1-2  Is alcohol license or permit required? [___] YES [___] NO  Does caterer have alcohol license or permit: [___] YES [___] NO [___] N/A Other Amenities (tent, booths, band, food trucks, bounce house, etc.): Other Event Details or Special Circumstances: The undersigned Tenant certifies that the foregoing is true, accurate and complete and that the individual executing on its behalf is duly authorized to sign and submit this request on behalf of the Tenant/Requestor named above. [INSERT NAME OF TENANT/REQUESTOR] By: Name: Title: Date:

BioMed Realty form dated 6/9/20 EXHIBIT G WAPLES LEASE AMENDMENT SECOND AMENDMENT TO LEASE THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is entered into as of this ____ day of September, 2021, by and between BMR-WAPLES LP, a Delaware limited partnership (“Landlord”) and CODEX DNA, INC., a Delaware corporation (“Tenant”). RECITALS A. WHEREAS, Landlord and Tenant (formerly known as SGI-DNA, Inc.) are parties to that certain Lease dated as of April 4, 2019 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of May 31, 2019 (the “First Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord in the building at 9535 Waples Street, San Diego, California (the “Building”); B. WHEREAS, Landlord and Tenant wish to modify the Term Expiration Date of the Existing Lease; and C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated. AGREEMENT NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows: 1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment. 2. Term Expiration Date. The Term Expiration Date is hereby amended to mean the date (the “New Termination Date”) that is fifteen (15) days after the actual “10431 Premises Commencement Date” (as such term is defined in that certain Lease dated as of September __, 2021 by and between BRE-BMR Wateridge Pointe LP, a Delaware limited partnership and Tenant relating to certain premises located at 10421 and 10431 Wateridge Circle, San Diego, California).

4 3. Surrender. On or before the New Termination Date, Tenant shall vacate, quit, surrender and deliver exclusive possession of the Premises to Landlord in broom clean condition and otherwise in the condition required under the Existing Lease, including (without limitation) having delivered to Landlord the Exit Survey (as defined in Section 26.1 of the Original Lease). Tenant will surrender the FF&E (as defined in Section 4.8 of the Original Lease) on the New Termination Date in accordance with Section 4.8 of the Original Lease. Tenant’s surrender obligations under this Section shall survive the expiration or earlier termination of the Lease. 4. Option to Extend. Article 42 of the Original Lease is hereby deleted in its entirety and shall no longer be of any further force or effect. 5. Rent. Tenant shall continue to remain fully responsible for the payment of all Rent required under the Existing Lease for the periods prior to (and including) the New Termination Date, including (without limitation) all Base Rent and Additional Rent. 6. Representations of Tenant. Tenant represents and warrants to Landlord that (a) Tenant is the sole tenant under the Existing Lease and no other person, firm or entity has any right, title or interest in the Existing Lease, (b) Tenant has not Transferred any interest in the Existing Lease or to the Premises, (c) Tenant has the full right, legal power and actual authority to bind Tenant to the terms and conditions hereof and (d) to Tenant’s current actual knowledge, there are no Claims against Tenant in any way arising from or in connection with the Existing Lease or to the Premises, and that there is no Claim, agreement or other matter that Tenant is a party to that would preclude or restrict the modification of the Existing Lease provided for hereunder or otherwise adversely affect this Amendment or the enforceability thereof. In addition, Tenant hereby agrees to protect, defend, indemnify and hold Landlord and the Landlord Indemnitees harmless from and against any and all Claims in any way arising from or in connection with or related to any breach of Tenant's representations and warranties contained in this Article. 7. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment other than Kidder Matthews (who is not being paid any commission by Landlord in connection with this Amendment) and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent (including, without limitation, Kidder Matthews) employed or engaged by it or claiming to have been employed or engaged by it. 8. No Default. Tenant represents, warrants and covenants that, to Tenant’s current actual knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder. 9. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full

5 force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. 10. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting. 11. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant. 12. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed. Landlord represents and warrants that it has obtained all consents and approvals required to be obtained by Landlord in connection with this Amendment including, without limitation, any required consent from any lender holding a loan secured by the Building. 13. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

G-1 IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written. LANDLORD: BMR-WAPLES LP, a Delaware limited partnership By: Name: Title: TENANT: CODEX DNA, INC., a Delaware corporation By: Name: Title:

H-1 EXHIBIT H TENANT’S PROPERTY

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F-3 113228093v.2

F-4 113228093v.2

F-5 113228093v.2

I-1 EXHIBIT I FORM OF ESTOPPEL CERTIFICATE To: BRE-BMR Wateridge Pointe LP 4570 Executive Drive, Suite 400 San Diego, California 92121 Attention: Legal Department BioMed Realty, L.P. 4570 Executive Drive, Suite 400 San Diego, California 92121 Re: [PREMISES ADDRESS] (the “Premises”) at [STREET ADDRESS], [CITY AND STATE] (the “Property”) The undersigned tenant (“Tenant”) hereby certifies to you as follows: 1. Tenant is a tenant at the Property under a lease (the “Lease”) for the Premises dated as of [_______], 20[__]. The Lease has not been cancelled, modified, assigned, extended or amended [except as follows: [_______]], and there are no other agreements, written or oral, affecting or relating to Tenant’s lease of the Premises or any other space at the Property. The lease term expires on [_______], 20[__]. 2. Tenant took possession of the Premises, currently consisting of [_______] square feet, on [_______], 20[__], and commenced to pay rent on [_______], 20[__]. Tenant has full possession of the Premises, has not assigned the Lease or sublet any part of the Premises, and does not hold the Premises under an assignment or sublease[, except as follows: [_______]]. 3. All base rent, rent escalations and additional rent under the Lease have been paid through [_______], 20[__]. There is no prepaid rent[, except $[_______]][, and the amount of security deposit is $[_______] [in cash][OR][in the form of a letter of credit]]. Tenant currently has no right to any future rent abatement under the Lease. 4. Base rent is currently payable in the amount of $[_______] per month. 5. Tenant is currently paying estimated payments of additional rent of $[_______] per month on account of real estate taxes, insurance, management fees and Common Area maintenance expenses. 6. To Tenant’s current actual knowledge, all work to be performed for Tenant under the Lease has been performed as required under the Lease and has been accepted by Tenant[, except [_______]], and all allowances to be paid to Tenant, including allowances for tenant improvements, moving expenses or other items, have been paid. 7. To Tenant’s current actual knowledge, the Lease is in full force and effect, free from default and free from any event that could become a default under the Lease, and Tenant has no claims against the landlord or offsets or defenses against rent, and there are no disputes with the landlord.

I-2 The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof. 8. [Tenant has the following expansion rights or options for leasing additional space at the Property: [_______].][OR][Tenant has no rights or options to purchase the Property.] 9. To Tenant’s current actual knowledge, no hazardous wastes have been generated, treated, stored or disposed of by or on behalf of Tenant in, on or around the Premises or the Project in violation of any environmental laws. 10. The undersigned has executed this Estoppel Certificate with the knowledge and understanding that [INSERT NAME OF LANDLORD, PURCHASER OR LENDER, AS APPROPRIATE] or its assignee is [acquiring the Property/making a loan secured by the Property] in reliance on this certificate and that the undersigned shall be bound by this certificate. The statements contained herein may be relied upon by [INSERT NAME OF PURCHASER OR LENDER, AS APPROPRIATE], [LANDLORD], [BioMed Realty, L.P.][OR][BioMed Realty II LP], [BRE Edison L.P.][OR][BRE Edison II LP], and any [other ]mortgagee of the Property and their respective successors and assigns. Any capitalized terms not defined herein shall have the respective meanings given in the Lease. Dated this [____] day of [_______], 20[__]. [_______], a [_______] By: Name: Title:

J-1 EXHIBIT J AVAILABLE ROFO PREMISES

Codex DNA - Lease - Execution Version (CGS3 Draft 9-20-21) Final Audit Report 2021-09-30 Created: 2021-09-30 By: Serina Roth (serina.roth@biomedrealty.com) Status: Signed Transaction ID: CBJCHBCAABAAgDaNKthd1pBb-ZsWrCgLezbjhWAg2ChY "Codex DNA - Lease - Execution Version (CGS3 Draft 9-20-21)" History Document created by Serina Roth (serina.roth@biomedrealty.com) 2021-09-30 - 7:08:04 PM GMT- IP address: 12.46.199.194 Document emailed to Marie Lewis (marie.lewis@biomedrealty.com) for signature 2021-09-30 - 7:10:58 PM GMT Email viewed by Marie Lewis (marie.lewis@biomedrealty.com) 2021-09-30 - 7:39:31 PM GMT- IP address: 119.13.202.201 Document e-signed by Marie Lewis (marie.lewis@biomedrealty.com) Signature Date: 2021-09-30 - 7:39:56 PM GMT - Time Source: server- IP address: 12.46.199.194 Agreement completed. 2021-09-30 - 7:39:56 PM GMT